UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2021

Emerging Markets Debt Fund
Investor Class (AEDVX)
I Class (AEHDX)
Y Class (AEYDX)
A Class (AEDQX)
C Class (AEDHX)
R Class (AEDWX)
R5 Class (AEDJX)
R6 Class (AEXDX)
G Class (AEDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AEDVX	5.29%	4.16%	4.39%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	5.27%	5.11%	4.98%	—
I Class	AEHDX	5.30%	—	4.22%	4/10/17
Y Class	AEYDX	5.40%	—	4.32%	4/10/17
A Class	AEDQX				7/29/14
No sales charge		5.03%	3.88%	4.13%
With sales charge		0.27%	2.92%	3.47%
C Class	AEDHX	4.25%	3.11%	3.35%	7/29/14
R Class	AEDWX	4.67%	3.63%	3.86%	7/29/14
R5 Class	AEDJX	5.49%	4.38%	4.60%	7/29/14
R6 Class	AEXDX	5.56%	4.40%	4.65%	7/29/14
G Class	AEDGX	6.20%	—	5.01%	11/14/17
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $13,662

JPMorgan CEMBI Broad Diversified Index — $14,229

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.98%	0.88%	0.78%	1.23%	1.98%	1.48%	0.78%	0.73%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: John Lovito, Thomas Youn and Alessandra Alecci

Brian Howell, Vice President and Senior Portfolio Manager, left the fund’s portfolio management team August 1, 2021. He is retiring, effective December 31, 2021.

Performance Summary

Emerging Markets Debt returned 5.29%* for the fiscal year ended October 31, 2021. By comparison, the JPMorgan Corporate Emerging Markets Bond (CEMBI) Broad Diversified Index rose 5.27% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Emerging markets bonds generally outperformed those from developed economies during the 12-month period. Encouraging signs regarding the world’s recovery from pandemic-related challenges stoked higher risk appetites. The period wasn’t without obstacles, however, as surging economic activity sent inflation soaring, while recurring spikes in infection rates selectively tempered enthusiasm.

The reporting period opened boldly as encouraging news around COVID-19 vaccines heartened investors in late 2020 and contributed to gains in emerging markets debt. Improving economic expectations supported a rally in commodity prices, which also benefited from a declining U.S. dollar.

The landscape changed dramatically during the first quarter of 2021. U.S. lawmakers approved $2.2 trillion in fiscal stimulus, and U.S. Treasury yields rose swiftly and sharply. These events, along with a faster-than-expected U.S. rollout of COVID-19 vaccines, fueled sizable upgrades in U.S. economic outlooks. The U.S. dollar also surged. Rising yields and falling bond prices triggered fears of financial stress among many emerging markets governments and corporations with strained balance sheets.

However, Treasury yields eased through much of the second and third quarters, restoring demand for emerging markets bonds. Although the U.S. dollar continued to outperform most other global currencies, commodity prices, which tend to falter as the dollar gains, largely advanced. Improving global growth expectations aided oil and metals prices, while copper and silver also drew support from green technologies. Protection from rising inflation further aided the asset class.

Due in part to soaring inflation, the Federal Reserve (Fed) started preparing the financial markets for the tapering of the bond-buying program it implemented after the pandemic’s onset. It also indicated it may raise its key lending rate sooner than previously anticipated.

Despite the Fed’s hawkish tone, Treasury yields remained near historic lows, which generally led to sustained demand for higher-yielding emerging markets bonds. Growth expectations remained largely healthy for most emerging markets countries. However, China’s prospects faded late in the period amid potential high-profile defaults in the real estate industry.

Broadly speaking, high-yield securities benefited from elevated risk tolerances and largely outperformed higher-quality securities. Gains among corporate bonds generally topped those from sovereign securities, which ended on a weak note amid the Fed’s posturing.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.

5

Asset Allocation Bolstered Performance

An underweight position relative to the index in China lifted relative returns. China’s property crisis, global supply chain issues and energy shortage eroded the nation’s growth outlook. An overweight stake in Ghana enhanced gains, as oil and gas sector holdings benefited from rising energy prices. Our underweight position in investment-grade bonds proved advantageous amid the high-yield rally. From a sector perspective, underweight exposure to the real estate and financials sectors supplied a lift.

Conversely, an underweight stake in the lowest quality high-yield names hindered performance, most notably in Argentina, where many corporate issues are rated CCC or lower. An underweight to corporate bonds in Turkey, where we preferred sovereign securities, detracted, as did hedges in Mexico and Brazil.

Security Selection, Duration Mixed

Investments in Mexico aided relative results, most notably in the financials and oil and gas sectors. Holdings among shipping port and renewable energy entities lifted our exposure in India. Security selection among chemicals and petrochemicals companies and in the metals and mining sector further boosted performance, as did investments in higher-rated, high-yield securities.

Alternatively, investments in the technology, media and telecommunications sector diminished results amid the Chinese government’s continued pressure on major technology firms. Our security selection within Ghana’s advancing oil and gas sector also detracted from relative returns. Our duration positioning underperformed, especially holdings in the intermediate portion of the U.S. Treasury curve that slumped as the curve steepened.

Positioning for the Future

Although comprehensive COVID-19 vaccination programs have proven problematic, we believe emerging markets hold greater recovery potential than developed markets. We are wary, however, of potential complications in China. We largely hold a positive view of Latin American countries outside of Brazil, where posturing around the 2022 presidential election has already begun.

We expect longer-maturity Treasury yields to move higher amid solid economic growth, higher inflation and massive government spending. However, a hawkish shift by the Fed may prove challenging, given slowing growth in China and the rising possibility of accommodative measures by the Chinese government. Nevertheless, the real interest rate differential continues to favor emerging markets, given early moves by several central banks to contain nascent inflation. Recent strength in the U.S. dollar may prove to be short lived as longer-maturity yields rise. Additionally, we believe the specter of sustained inflation will continue to make commodity-tied assets attractive as an inflation hedge.

Against this backdrop, our overweight in high-yield exposure was largely focused on higher-quality names at period-end. We also increased exposure to the defensive utilities and technology, media and telecommunications sectors. Our duration remained short but closer to neutral by period-end. As always, we remain focused on select, bottom-up opportunities.

6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Corporate Bonds	86.8%
Sovereign Governments and Agencies	4.2%
Preferred Stocks	2.5%
U.S. Treasury Securities	1.3%
Exchange-Traded Funds	0.1%
Temporary Cash Investments	4.2%
Temporary Cash Investments - Securities Lending Collateral	2.8%
Other Assets and Liabilities	(1.9)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.00	$4.90	0.97%
I Class	$1,000	$1,005.60	$4.40	0.87%
Y Class	$1,000	$1,006.10	$3.89	0.77%
A Class	$1,000	$1,004.80	$6.16	1.22%
C Class	$1,000	$1,000.90	$9.94	1.97%
R Class	$1,000	$1,003.50	$7.42	1.47%
R5 Class	$1,000	$1,007.00	$3.90	0.77%
R6 Class	$1,000	$1,007.30	$3.64	0.72%
G Class	$1,000	$1,009.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,020.82	$4.43	0.87%
Y Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,021.58	$3.67	0.72%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2021

	Shares/ Principal Amount	Value
CORPORATE BONDS — 86.8%
Argentina — 0.2%
YPF SA, 8.50%, 7/28/25	$500,000	$405,380
YPF SA, 4.00%, 2/12/26(1)	168,000	144,895
YPF SA, 1.50%, 9/30/33(1)	1,200,000	671,226
		1,221,501
Austria — 0.6%
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV, 5.00%, 5/7/28(1)	4,050,000	3,951,463
Brazil — 10.7%
Azul Investments LLP, 5.875%, 10/26/24	3,000,000	2,787,675
Azul Investments LLP, 7.25%, 6/15/26(1)(2)	2,000,000	1,858,310
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	3,800,000	3,539,054
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	1,400,000	1,424,500
Banco BTG Pactual SA, 4.50%, 1/10/25	500,000	508,750
CSN Inova Ventures, 6.75%, 1/28/28(1)	4,900,000	5,209,925
CSN Resources SA, 7.625%, 4/17/26	1,500,000	1,580,265
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	6,000,000	6,665,040
Embraer Overseas Ltd., 5.70%, 9/16/23	2,000,000	2,110,820
FS Luxembourg Sarl, 10.00%, 12/15/25(1)	1,000,000	1,104,130
Gol Finance SA, 8.00%, 6/30/26(1)	1,000,000	968,225
GTL Trade Finance, Inc., 7.25%, 4/16/44	1,700,000	2,257,192
Guara Norte Sarl, 5.20%, 6/15/34(1)	7,268,946	7,134,398
GUSAP III LP, 4.25%, 1/21/30(1)(2)	5,000,000	5,265,825
Itau Unibanco Holding SA, VRN, 4.50%, 11/21/29(1)	4,000,000	3,995,040
Itau Unibanco Holding SA, VRN, 3.875%, 4/15/31(1)	400,000	384,940
JBS USA Food Co., 5.75%, 1/15/28	1,900,000	1,983,144
JSM Global Sarl, 4.75%, 10/20/30(1)	3,000,000	2,861,280
Klabin Austria GmbH, 5.75%, 4/3/29(2)	2,000,000	2,180,000
MARB BondCo plc, 3.95%, 1/29/31(1)	4,650,000	4,428,916
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	3,371,000	3,286,725
NBM US Holdings, Inc., 7.00%, 5/14/26	1,000,000	1,059,750
NBM US Holdings, Inc., 6.625%, 8/6/29	2,000,000	2,180,020
Petrobras Global Finance BV, 6.875%, 1/20/40	3,000,000	3,264,810
Petrobras Global Finance BV, 5.50%, 6/10/51	2,800,000	2,462,656
Simpar Europe SA, 5.20%, 1/26/31(1)	3,800,000	3,661,965
Suzano Austria GmbH, 3.125%, 1/15/32	1,000,000	946,135
Tupy Overseas SA, 4.50%, 2/16/31(1)	2,000,000	1,890,120
		76,999,610
Chile — 3.5%
Alfa Desarrollo SpA, 4.55%, 9/27/51(1)	2,900,000	2,837,839
Celulosa Arauco y Constitucion SA, 4.25%, 4/30/29	2,000,000	2,125,070
Empresa Nacional de Telecomunicaciones SA, 3.05%, 9/14/32(1)	2,700,000	2,639,115
Engie Energia Chile SA, 3.40%, 1/28/30(1)	2,000,000	2,012,530
Falabella SA, 3.375%, 1/15/32(1)	1,800,000	1,788,750
Interchile SA, 4.50%, 6/30/56(1)	1,000,000	1,055,940
Kenbourne Invest SA, 6.875%, 11/26/24(1)	3,750,000	3,914,062
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	Shares/ Principal Amount	Value
Kenbourne Invest SA, 4.70%, 1/22/28(1)	$2,800,000	$2,789,500
VTR Comunicaciones SpA, 4.375%, 4/15/29(1)	2,000,000	2,019,400
VTR Finance NV, 6.375%, 7/15/28(1)	4,000,000	4,268,800
		25,451,006
China — 2.8%
Country Garden Holdings Co. Ltd., 3.875%, 10/22/30	2,000,000	1,840,381
Huarong Finance 2019 Co. Ltd., MTN, 2.50%, 2/24/23	1,500,000	1,449,375
Logan Group Co. Ltd., 6.90%, 6/9/24	1,450,000	1,416,729
Meituan, 2.125%, 10/28/25(1)(2)	5,300,000	5,113,412
Shimao Group Holdings Ltd., 4.75%, 7/3/22	1,000,000	966,419
Tencent Holdings Ltd., MTN, 3.24%, 6/3/50(2)	2,000,000	1,943,716
Vanke Real Estate Hong Kong Co. Ltd., MTN, 5.35%, 3/11/24	1,000,000	1,072,819
Vanke Real Estate Hong Kong Co. Ltd., MTN, 3.50%, 11/12/29	400,000	398,462
Weibo Corp., 3.375%, 7/8/30	6,100,000	6,030,446
		20,231,759
Colombia — 5.8%
AI Candelaria Spain SLU, 7.50%, 12/15/28	3,000,000	3,232,500
Banco GNB Sudameris SA, VRN, 7.50%, 4/16/31(1)	4,050,000	4,106,821
Bancolombia SA, VRN, 4.625%, 12/18/29	1,500,000	1,530,000
Ecopetrol SA, 6.875%, 4/29/30	3,200,000	3,700,512
Ecopetrol SA, 4.625%, 11/2/31(3)	1,060,000	1,053,529
Ecopetrol SA, 5.875%, 5/28/45	3,150,000	3,193,943
Ecopetrol SA, 5.875%, 11/2/51(3)	900,000	894,632
Geopark Ltd., 6.50%, 9/21/24	3,014,000	3,107,886
Geopark Ltd., 5.50%, 1/17/27(1)(2)	6,918,000	6,882,199
Grupo de Inversiones Suramericana SA, 5.50%, 4/29/26	2,700,000	2,920,752
Millicom International Cellular SA, 6.25%, 3/25/29	1,800,000	1,959,750
Millicom International Cellular SA, 4.50%, 4/27/31(1)	3,000,000	3,082,560
Oleoducto Central SA, 4.00%, 7/14/27(1)	3,800,000	3,892,283
Promigas SA ESP / Gases del Pacifico SAC, 3.75%, 10/16/29(1)	2,000,000	1,992,140
		41,549,507
Ghana — 1.5%
Kosmos Energy Ltd., 7.125%, 4/4/26(1)(2)	4,092,000	4,088,542
Kosmos Energy Ltd., 7.50%, 3/1/28(1)(2)	2,800,000	2,748,634
Tullow Oil plc, 10.25%, 5/15/26(1)	3,500,000	3,692,133
		10,529,309
Hong Kong — 0.2%
CK Hutchison International 20 Ltd., 2.50%, 5/8/30(1)	1,500,000	1,511,400
India — 6.9%
Adani Electricity Mumbai Ltd., 3.95%, 2/12/30(1)	2,000,000	1,983,780
Adani Green Energy Ltd., 4.375%, 9/8/24(1)	1,800,000	1,824,483
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27	2,800,000	2,881,557
Adani Ports & Special Economic Zone Ltd., 4.20%, 8/4/27(1)	3,900,000	4,039,487
Adani Ports & Special Economic Zone Ltd., 3.10%, 2/2/31(1)	2,000,000	1,908,435
Adani Ports & Special Economic Zone Ltd., 3.83%, 2/2/32(1)	2,000,000	1,984,600
Adani Transmission Ltd., 4.25%, 5/21/36(1)	2,992,000	3,041,086
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(1)	1,050,000	1,105,125
Continuum Energy Levanter Pte Ltd., 4.50%, 2/9/27(1)	4,267,750	4,385,113
Delhi International Airport Ltd., 6.45%, 6/4/29(1)	3,000,000	2,978,580
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/24	2,000,000	2,060,397
GMR Hyderabad International Airport Ltd., 4.75%, 2/2/26(1)	800,000	808,231
11

	Shares/ Principal Amount	Value
Greenko Dutch BV, 3.85%, 3/29/26(1)	$2,167,000	$2,191,162
Greenko Investment Co., 4.875%, 8/16/23(1)	3,300,000	3,335,064
Greenko Solar Mauritius Ltd., 5.95%, 7/29/26	1,000,000	1,057,102
ICICI Bank Ltd., MTN, 4.00%, 3/18/26	3,625,000	3,882,400
Indian Railway Finance Corp. Ltd., 2.80%, 2/10/31(1)	3,000,000	2,900,579
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 7/14/28(1)	1,000,000	1,017,186
Vedanta Resources Finance II plc, 8.95%, 3/11/25(1)	6,000,000	6,099,060
		49,483,427
Indonesia — 5.3%
Cikarang Listrindo Tbk PT, 4.95%, 9/14/26	6,901,000	7,068,349
Indika Energy Capital III Pte Ltd., 5.875%, 11/9/24	1,000,000	1,016,750
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25(1)	5,000,000	5,309,375
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	5,000,000	5,721,900
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50(1)	3,250,000	3,807,245
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	2,500,000	2,564,375
Medco Oak Tree Pte Ltd., 7.375%, 5/14/26	1,500,000	1,610,625
Medco Platinum Road Pte Ltd., 6.75%, 1/30/25	2,700,000	2,819,894
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 6.25%, 1/25/49(2)	1,000,000	1,254,145
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 4.875%, 7/17/49(2)	4,000,000	4,251,280
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, MTN, 3.00%, 6/30/30	2,000,000	1,988,090
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 4/24/33	838,700	938,509
		38,350,537
Ireland — 0.1%
Aragvi Finance International DAC, 8.45%, 4/29/26(1)	1,000,000	1,034,117
Israel — 3.8%
Altice Financing SA, 5.00%, 1/15/28	2,000,000	1,929,740
Altice Financing SA, 5.00%, 1/15/28(1)	5,500,000	5,306,785
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	9,907,000	10,132,409
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	3,500,000	3,639,305
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	2,950,000	2,975,223
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	2,000,000	2,100,000
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	1,500,000	1,612,035
		27,695,497
Jamaica — 0.4%
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	3,000,000	3,116,250
Kazakhstan — 0.6%
KazMunayGas National Co. JSC, 4.75%, 4/19/27	2,500,000	2,779,234
KazMunayGas National Co. JSC, 5.75%, 4/19/47	1,500,000	1,814,239
		4,593,473
Kuwait — 0.3%
Equate Petrochemical BV, 2.625%, 4/28/28(1)	1,000,000	1,000,111
Kuwait Projects Co. SPC Ltd., 5.00%, 3/15/23	1,350,000	1,353,794
		2,353,905
Luxembourg — 0.6%
Petrorio Luxembourg Sarl, 6.125%, 6/9/26(1)	4,300,000	4,337,625
Macau — 2.3%
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)	5,500,000	5,486,250
12

	Shares/ Principal Amount	Value
Sands China Ltd., 5.125%, 8/8/25	$3,300,000	$3,511,695
Sands China Ltd., 5.40%, 8/8/28	2,000,000	2,163,000
Studio City Finance Ltd., 5.00%, 1/15/29(1)	5,000,000	4,534,225
Wynn Macau Ltd., 5.50%, 1/15/26(1)	500,000	470,945
Wynn Macau Ltd., 5.625%, 8/26/28(1)	700,000	654,731
		16,820,846
Mauritius — 0.4%
India Toll Roads, 5.50%, 8/19/24(1)	3,000,000	2,970,180
Mexico — 10.6%
Axtel SAB de CV, 6.375%, 11/14/24(1)	4,759,000	4,914,905
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	7,000,000	7,229,915
BBVA Bancomer SA, VRN, 5.875%, 9/13/34(1)	2,700,000	2,940,259
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	3,200,000	3,280,000
Cemex SAB de CV, 5.45%, 11/19/29	2,000,000	2,168,900
Cemex SAB de CV, 3.875%, 7/11/31(1)	5,000,000	5,024,750
Cemex SAB de CV, VRN, 5.125%, 6/8/26(1)	4,000,000	4,137,696
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	2,921,750	3,323,505
Comision Federal de Electricidad, 3.875%, 7/26/33(1)	4,300,000	4,157,842
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	7,519,305	7,452,232
Fresnillo plc, 4.25%, 10/2/50(1)(2)	800,000	819,152
Industrias Penoles SAB de CV, 4.75%, 8/6/50(1)(2)	1,750,000	1,901,384
Infraestructura Energetica Nova SAB de CV, 4.875%, 1/14/48	1,500,000	1,535,978
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(1)	4,300,000	4,397,051
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51	500,000	511,285
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	2,650,000	2,899,074
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 2/11/25(1)	3,750,000	3,682,387
Petroleos Mexicanos, 6.875%, 10/16/25(1)	850,000	929,713
Petroleos Mexicanos, 6.49%, 1/23/27	2,200,000	2,341,680
Petroleos Mexicanos, 6.50%, 3/13/27	3,300,000	3,522,354
Petroleos Mexicanos, 5.35%, 2/12/28	2,000,000	1,998,950
Petroleos Mexicanos, 5.95%, 1/28/31	2,000,000	1,971,650
Petroleos Mexicanos, 6.50%, 6/2/41	3,400,000	3,084,140
Sigma Finance Netherlands BV, 4.875%, 3/27/28	2,000,000	2,237,520
		76,462,322
Morocco — 1.0%
OCP SA, 6.875%, 4/25/44	5,900,000	7,101,765
Nigeria — 2.0%
IHS Netherlands Holdco BV, 7.125%, 3/18/25	4,000,000	4,145,000
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	6,000,000	6,390,000
SEPLAT Energy plc, 7.75%, 4/1/26(1)	4,000,000	4,126,000
		14,661,000
Panama — 2.5%
AES Panama Generation Holdings SRL, 4.375%, 5/31/30(1)	2,000,000	2,064,860
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	9,095,000	9,595,225
Cable Onda SA, 4.50%, 1/30/30(1)	5,950,000	6,179,819
		17,839,904
Peru — 4.5%
Banco Internacional del Peru SAA Interbank, 3.25%, 10/4/26	1,000,000	1,025,450
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/29	200,000	213,776
13

	Shares/ Principal Amount	Value
Banco Internacional del Peru SAA Interbank, VRN, 4.00%, 7/8/30(1)	$2,000,000	$2,022,200
Fenix Power Peru SA, 4.32%, 9/20/27	1,487,647	1,515,593
Inkia Energy Ltd., 5.875%, 11/9/27	8,700,000	9,060,093
Intercorp Financial Services, Inc., 4.125%, 10/19/27(1)	4,960,000	4,976,566
Kallpa Generacion SA, 4.875%, 5/24/26	2,000,000	2,135,110
Kallpa Generacion SA, 4.125%, 8/16/27	2,904,000	3,020,349
Minsur SA, 4.50%, 10/28/31(1)	600,000	592,785
Nexa Resources SA, 5.375%, 5/4/27(2)	1,500,000	1,595,655
Petroleos del Peru SA, 4.75%, 6/19/32	1,000,000	1,058,065
Petroleos del Peru SA, 5.625%, 6/19/47(1)	2,900,000	2,947,473
SAN Miguel Industrias Pet SA / NG PET R&P Latin America SA, 3.50%, 8/2/28(1)	2,000,000	1,969,760
		32,132,875
Qatar — 0.4%
Nakilat, Inc., 6.07%, 12/31/33(1)	974,151	1,194,411
Nakilat, Inc., 6.27%, 12/31/33	526,455	655,337
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)	400,000	404,570
Ooredoo International Finance Ltd., MTN, 5.00%, 10/19/25	300,000	341,594
		2,595,912
Russia — 2.2%
Gazprom PJSC Via Gaz Capital SA, 4.95%, 3/23/27	1,600,000	1,764,216
Gazprom PJSC Via Gaz Capital SA, MTN, 7.29%, 8/16/37	1,450,000	1,961,292
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)	3,700,000	3,663,374
Lukoil Capital DAC, 3.60%, 10/26/31(1)	896,000	895,074
Lukoil Securities BV, 3.875%, 5/6/30	2,000,000	2,078,500
Lukoil Securities BV, 3.875%, 5/6/30(1)	1,500,000	1,558,875
VEON Holdings BV, 3.375%, 11/25/27(1)	4,000,000	4,016,460
		15,937,791
Saudi Arabia — 3.2%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	3,800,000	3,964,251
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/27	1,000,000	1,051,307
Dar Al-Arkan Sukuk Co. Ltd., MTN, 6.875%, 4/10/22	1,000,000	1,019,734
SA Global Sukuk Ltd., 2.69%, 6/17/31(1)	1,290,000	1,294,386
SABIC Capital II BV, 4.50%, 10/10/28(1)	4,300,000	4,892,510
Saudi Arabian Oil Co., 3.50%, 4/16/29(1)	2,700,000	2,887,183
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	4,200,000	4,719,523
Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28	2,900,000	3,374,389
		23,203,283
Singapore — 0.7%
BOC Aviation Ltd., MTN, 2.625%, 9/17/30	1,000,000	981,651
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	2,000,000	2,004,125
United Overseas Bank Ltd., VRN, 2.00%, 10/14/31(1)	2,000,000	1,990,690
		4,976,466
South Africa — 3.4%
AngloGold Ashanti Holdings plc, 6.50%, 4/15/40	2,000,000	2,434,940
Liquid Telecommunications Financing plc, 5.50%, 9/4/26(1)	1,500,000	1,563,540
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	3,125,000	3,277,962
Prosus NV, 3.68%, 1/21/30(1)	6,950,000	7,151,415
Prosus NV, 3.83%, 2/8/51	2,000,000	1,816,853
SASOL Financing USA LLC, 5.875%, 3/27/24	3,000,000	3,174,750
Sasol Financing USA LLC, 5.50%, 3/18/31	5,000,000	5,142,750
		24,562,210
14

	Shares/ Principal Amount	Value
South Korea — 0.1%
Shinhan Financial Group Co. Ltd., VRN, 3.34%, 2/5/30(1)	$1,000,000	$1,033,858
Spain — 0.8%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	6,000,000	5,754,090
Tanzania, United Republic Of — 1.0%
HTA Group Ltd., 7.00%, 12/18/25(1)	6,700,000	7,029,774
Thailand — 0.4%
Thaioil Treasury Center Co. Ltd., 3.50%, 10/17/49(1)	3,000,000	2,666,924
Turkey — 0.9%
KOC Holding AS, 5.25%, 3/15/23	3,300,000	3,373,550
Turk Telekomunikasyon AS, 4.875%, 6/19/24	1,500,000	1,535,359
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 3/14/26(1)	1,700,000	1,841,957
		6,750,866
Ukraine — 2.3%
Kernel Holding SA, 6.50%, 10/17/24(1)	1,850,000	1,966,045
Kernel Holding SA, 6.75%, 10/27/27(1)	1,250,000	1,330,132
Metinvest BV, 7.65%, 10/1/27(1)	2,000,000	2,202,370
Metinvest BV, 7.75%, 10/17/29(1)	2,000,000	2,183,200
MHP Lux SA, 6.95%, 4/3/26	1,000,000	1,066,064
MHP SE, 7.75%, 5/10/24(1)	3,200,000	3,460,819
VF Ukraine PAT via VFU Funding plc, 6.20%, 2/11/25	4,000,000	4,146,262
		16,354,892
United Arab Emirates — 0.5%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)	240,000	239,391
Abu Dhabi National Energy Co. PJSC, 4.875%, 4/23/30(1)	2,000,000	2,380,100
DP World Ltd., 4.70%, 9/30/49(1)	1,000,000	1,083,569
		3,703,060
United Arab Emirates — 1.9%
DAE Funding LLC, 1.55%, 8/1/24(1)	3,150,000	3,111,412
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	1,600,000	1,802,284
DP World Crescent Ltd., MTN, 3.875%, 7/18/29	4,600,000	4,902,681
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/36(1)	3,000,000	2,929,970
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	1,150,000	1,133,065
		13,879,412
United Kingdom — 0.1%
Endeavour Mining plc, 5.00%, 10/14/26(1)	1,000,000	1,010,950
United States — 1.0%
JBS Finance Luxembourg Sarl, 3.625%, 1/15/32(1)	1,500,000	1,483,005
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	1,000,000	1,051,250
SierraCol Energy Andina LLC, 6.00%, 6/15/28(1)	5,000,000	4,913,550
		7,447,805
Zambia — 1.3%
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	3,200,000	3,252,000
First Quantum Minerals Ltd., 6.875%, 3/1/26	4,500,000	4,691,250
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	1,000,000	1,068,750
		9,012,000
TOTAL CORPORATE BONDS (Cost $617,315,015)		626,318,571
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.2%
Brazil — 0.5%
Brazilian Government International Bond, 3.875%, 6/12/30	2,000,000	1,880,080
15

	Shares/ Principal Amount	Value
Brazilian Government International Bond, 4.75%, 1/14/50	$2,000,000	$1,712,880
		3,592,960
Colombia — 0.5%
Colombia Government International Bond, 3.125%, 4/15/31	500,000	469,140
Colombia Government International Bond, 6.125%, 1/18/41	3,000,000	3,341,235
		3,810,375
Dominican Republic — 0.5%
Dominican Republic International Bond, 5.95%, 1/25/27	2,500,000	2,793,775
Dominican Republic International Bond, 4.50%, 1/30/30(1)	1,000,000	1,015,010
		3,808,785
El Salvador — 0.1%
El Salvador Government International Bond, 6.375%, 1/18/27	1,100,000	852,500
India — 0.2%
Export-Import Bank of India, 3.375%, 8/5/26	613,000	645,896
Export-Import Bank of India, 3.875%, 2/1/28	400,000	429,228
		1,075,124
Jordan†
Jordan Government International Bond, 7.375%, 10/10/47(1)	200,000	207,464
Nigeria — 0.5%
Nigeria Government International Bond, MTN, 6.50%, 11/28/27	3,100,000	3,180,755
Oman — 0.6%
Oman Government International Bond, MTN, 6.00%, 8/1/29	1,000,000	1,075,885
Oman Sovereign Sukuk Co., 4.875%, 6/15/30(1)	2,800,000	2,985,808
		4,061,693
Saudi Arabia — 0.3%
Saudi Government International Bond, 2.25%, 2/2/33(1)	2,500,000	2,416,748
Turkey — 0.9%
Turkey Government International Bond, 5.60%, 11/14/24	1,600,000	1,614,846
Turkey Government International Bond, 4.875%, 10/9/26	2,000,000	1,901,564
Turkey Government International Bond, 5.125%, 2/17/28	1,000,000	940,995
Turkey Government International Bond, 6.875%, 3/17/36	2,000,000	1,941,404
		6,398,809
Ukraine — 0.1%
Ukraine Government International Bond, 7.25%, 3/15/33(1)	750,000	765,683
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $30,819,621)		30,170,896
PREFERRED STOCKS — 2.5%
Brazil — 0.4%
Banco do Brasil SA, 6.25%	3,000,000	2,953,710
India — 0.4%
Network i2i Ltd., 3.98%(1)	3,000,000	3,030,255
Mexico — 1.3%
Banco Mercantil del Norte SA, 6.875%	1,855,000	1,886,303
Banco Mercantil del Norte SA, 8.375%(1)	6,100,000	7,139,196
		9,025,499
Russia — 0.2%
Gazprom PJSC via Gaz Finance plc, 4.60%	1,000,000	1,040,000
United Arab Emirates — 0.2%
DP World Salaam, 6.00%	1,500,000	1,643,040
TOTAL PREFERRED STOCKS (Cost $17,046,735)		17,692,504
16

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 1.3%
U.S. Treasury Bonds, 2.00%, 8/15/51	$2,000,000	$2,029,062
U.S. Treasury Notes, 2.875%, 8/15/28(4)	3,885,000	4,249,902
U.S. Treasury Notes, 1.25%, 8/15/31	3,000,000	2,915,625
TOTAL U.S. TREASURY SECURITIES (Cost $9,339,678)		9,194,589
EXCHANGE-TRADED FUNDS — 0.1%
Energy Select Sector SPDR Fund (Cost $451,837)	16,000	919,520
TEMPORARY CASH INVESTMENTS(5) — 4.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $6,861,336), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $6,718,635)		6,718,629
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $22,846,084), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $22,398,019)		22,398,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,549,327	1,549,327
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,665,956)		30,665,956
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6) — 2.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $20,479,520)	20,479,520	20,479,520
TOTAL INVESTMENT SECURITIES — 101.9% (Cost $726,118,362)		735,441,556
OTHER ASSETS AND LIABILITIES — (1.9)%		(13,767,022)
TOTAL NET ASSETS — 100.0%		$721,674,534

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	243	December 2021	$53,277,750	$(254,794)
U.S. Treasury 5-Year Notes	201	December 2021	24,471,750	(375,697)
U.S. Treasury Long Bonds	1	December 2021	160,844	(2,558)
			$77,910,344	$(633,049)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	382	December 2021	$49,928,594	$1,073,630
U.S. Treasury 10-Year Ultra Notes	281	December 2021	40,753,781	846,843
U.S. Treasury Ultra Bonds	46	December 2021	9,034,688	67,173
			$99,717,063	$1,987,646
^Amount represents value and unrealized appreciation (depreciation).

17

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 34	Buy	(5.00)%	6/20/25	$4,968,000	$(155,800)	$(289,442)	$(445,242)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Morgan Stanley/ Brazilian Government International Bond	Buy	(1.00)%	12/20/26	$32,800,000	$1,580,727	$663,641	$2,244,368
Morgan Stanley/ Colombia Government International Bond	Buy	(1.00)%	12/20/26	$11,400,000	276,789	53,783	330,572
Morgan Stanley/ Mexico Government International Bond	Buy	(1.00)%	12/20/26	$50,300,000	(49,737)	70,209	20,472
					$1,807,779	$787,633	$2,595,412
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
18

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $420,727,347, which represented 58.3% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $19,831,427. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,716,488.
(5)Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $2,300,000.
(6)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $20,479,520.

See Notes to Financial Statements.
19

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $705,638,842) — including $19,831,427 of securities on loan	$714,962,036
Investment made with cash collateral received for securities on loan, at value (cost of $20,479,520)	20,479,520
Total investment securities, at value (cost of $726,118,362)	735,441,556
Receivable for investments sold	30,045
Receivable for capital shares sold	1,027,545
Receivable for variation margin on swap agreements	10,430
Swap agreements, at value (including net premiums paid (received) of $1,807,779)	2,595,412
Interest and dividends receivable	8,191,187
Securities lending receivable	5,633
747,301,808

Liabilities
Payable for collateral received for securities on loan	20,479,520
Payable for collateral received for swap agreements	2,300,000
Payable for investments purchased	2,279,853
Payable for capital shares redeemed	402,345
Payable for variation margin on futures contracts	53,547
Accrued management fees	110,746
Distribution and service fees payable	158
Dividends payable	1,105
25,627,274

Net Assets	$721,674,534

Net Assets Consist of:
Capital paid in	$722,219,379
Distributable earnings	(544,845)
$721,674,534

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$103,625,588	9,892,513	$10.48
I Class	$12,356,147	1,179,802	$10.47
Y Class	$26,538,687	2,533,663	$10.47
A Class	$270,896	25,885	$10.47*
C Class	$36,316	3,476	$10.45
R Class	$161,434	15,430	$10.46
R5 Class	$8,259	788	$10.48
R6 Class	$350,337	33,439	$10.48
G Class	$578,326,870	55,214,050	$10.47
*Maximum offering price $10.96 (net asset value divided by 0.955).

See Notes to Financial Statements.
20

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $6,293)	$31,396,059
Dividends	130,112
Securities lending, net	58,615
31,584,786

Expenses:
Management fees	4,987,660
Distribution and service fees:
A Class	897
C Class	399
R Class	779
Trustees' fees and expenses	44,350
Other expenses	3,127
5,037,212
Fees waived - G Class	(3,779,286)
1,257,926

Net investment income (loss)	30,326,860

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,224,176
Futures contract transactions	343,491
Swap agreement transactions	(3,711,146)
4,856,521

Change in net unrealized appreciation (depreciation) on:
Investments	(2,325,154)
Futures contracts	960,169
Swap agreements	1,324,911
(40,074)

Net realized and unrealized gain (loss)	4,816,447

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,143,307

See Notes to Financial Statements.
21

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$30,326,860	$18,169,864
Net realized gain (loss)	4,856,521	(6,157,533)
Change in net unrealized appreciation (depreciation)	(40,074)	(787,549)
Net increase (decrease) in net assets resulting from operations	35,143,307	11,224,782

Distributions to Shareholders
From earnings:
Investor Class	(3,602,033)	(3,226,082)
I Class	(261,282)	(204,981)
Y Class	(900,693)	(539,319)
A Class	(12,117)	(11,442)
C Class	(1,048)	(1,203)
R Class	(4,869)	(3,820)
R5 Class	(307)	(288)
R6 Class	(56,731)	(328,277)
G Class	(24,414,299)	(13,127,583)
Decrease in net assets from distributions	(29,253,379)	(17,442,995)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	167,932,843	171,319,312

Net increase (decrease) in net assets	173,822,771	165,101,099

Net Assets
Beginning of period	547,851,763	382,750,664
End of period	$721,674,534	$547,851,763

See Notes to Financial Statements.
22

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

23

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$20,479,520	—	—	—	$20,479,520
Gross amount of recognized liabilities for securities lending transactions					$20,479,520
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 54% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

25

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%	0.00%(1)
(1)Annual management fee before waiver was 0.71%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $486,926,901, of which $10,497,813 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $320,556,641, of which $2,088,906 represented U.S. Treasury and Government Agency obligations.
26

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,580,485	$16,761,176	1,463,383	$14,801,160
Issued in reinvestment of distributions	337,339	3,587,451	315,642	3,211,040
Redeemed	(701,297)	(7,442,116)	(1,958,287)	(19,638,937)
	1,216,527	12,906,511	(179,262)	(1,626,737)
I Class
Sold	1,212,272	12,908,117	2,012,193	20,492,202
Issued in reinvestment of distributions	24,645	261,265	18,815	193,373
Redeemed	(239,991)	(2,552,321)	(2,032,840)	(20,693,388)
	996,926	10,617,061	(1,832)	(7,813)
Y Class
Sold	823,073	8,761,698	764,976	7,764,614
Issued in reinvestment of distributions	84,742	900,693	53,070	539,319
Redeemed	(164,975)	(1,753,520)	(116,235)	(1,174,160)
	742,840	7,908,871	701,811	7,129,773
A Class
Sold	6,350	67,960	12,868	133,795
Issued in reinvestment of distributions	1,140	12,117	1,124	11,422
Redeemed	(16,816)	(177,342)	(8,966)	(91,228)
	(9,326)	(97,265)	5,026	53,989
C Class
Issued in reinvestment of distributions	99	1,048	119	1,203
Redeemed	(587)	(6,245)	(668)	(6,905)
	(488)	(5,197)	(549)	(5,702)
R Class
Sold	5,285	56,103	9,188	92,668
Issued in reinvestment of distributions	436	4,629	373	3,782
Redeemed	(3,819)	(40,719)	(4,477)	(44,403)
	1,902	20,013	5,084	52,047
R5 Class
Sold	14	157	—	—
Issued in reinvestment of distributions	29	307	29	288
	43	464	29	288
R6 Class
Sold	4,227	44,826	216,660	2,216,101
Issued in reinvestment of distributions	4,806	51,264	32,163	326,412
Redeemed	(165,343)	(1,762,393)	(1,036,586)	(10,571,471)
	(156,310)	(1,666,303)	(787,763)	(8,028,958)
G Class
Sold	12,229,586	130,092,657	20,040,002	207,455,864
Issued in reinvestment of distributions	2,296,537	24,414,299	1,287,138	13,127,491
Redeemed	(1,524,902)	(16,258,268)	(4,548,550)	(46,830,930)
	13,001,221	138,248,688	16,778,590	173,752,425
Net increase (decrease)	15,793,335	$167,932,843	16,521,134	$171,319,312

27

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$626,318,571	—
Sovereign Governments and Agencies	—	30,170,896	—
Preferred Stocks	—	17,692,504	—
U.S. Treasury Securities	—	9,194,589	—
Exchange-Traded Funds	$919,520	—	—
Temporary Cash Investments	1,549,327	29,116,629	—
Temporary Cash Investments - Securities Lending Collateral	20,479,520	—	—
	$22,948,367	$712,493,189	—
Other Financial Instruments
Futures Contracts	$1,987,646	—	—
Swap Agreements	—	$2,595,412	—
	$1,987,646	$2,595,412	—

Liabilities
Other Financial Instruments
Futures Contracts	$633,049	—	—
Swap Agreements	—	$445,242	—
	$633,049	$445,242	—

28

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $90,734,667.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $73,704,403 futures contracts purchased and $80,364,647 futures contracts sold.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$10,430	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	2,595,412	Swap agreements	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$53,547
		$2,605,842		$53,547
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(3,711,146)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,324,911
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	343,491	Change in net unrealized appreciation (depreciation) on futures contracts	960,169
		$(3,367,655)		$2,285,080
29

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$29,253,379	$17,442,995
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$726,318,647
Gross tax appreciation of investments	$17,790,568
Gross tax depreciation of investments	(8,667,659)
Net tax appreciation (depreciation) of investments	9,122,909
Net tax appreciation (depreciation) on derivatives	637,421
Net tax appreciation (depreciation)	$9,760,330
Undistributed ordinary income	$72,678
Accumulated short-term capital losses	$(8,063,712)
Accumulated long-term capital losses	$(2,314,141)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes on unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
30

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$10.32	0.40	0.15	0.55	(0.39)	—	(0.39)	$10.48	5.29%	0.97%	0.97%	3.77%	3.77%	51%	$103,626
2020	$10.46	0.39	(0.16)	0.23	(0.37)	—	(0.37)	$10.32	2.34%	0.97%	0.97%	3.83%	3.83%	68%	$89,509
2019	$9.79	0.43	0.66	1.09	(0.42)	—	(0.42)	$10.46	11.35%	0.97%	0.97%	4.24%	4.24%	75%	$92,647
2018	$10.43	0.35	(0.64)	(0.29)	(0.33)	(0.02)	(0.35)	$9.79	(2.76)%	0.97%	0.97%	3.52%	3.52%	85%	$90,831
2017	$10.32	0.35	0.16	0.51	(0.34)	(0.06)	(0.40)	$10.43	5.11%	0.97%	0.97%	3.39%	3.39%	154%	$6,634
I Class
2021	$10.32	0.41	0.14	0.55	(0.40)	—	(0.40)	$10.47	5.30%	0.87%	0.87%	3.87%	3.87%	51%	$12,356
2020	$10.46	0.40	(0.16)	0.24	(0.38)	—	(0.38)	$10.32	2.44%	0.87%	0.87%	3.93%	3.93%	68%	$1,887
2019	$9.79	0.44	0.66	1.10	(0.43)	—	(0.43)	$10.46	11.47%	0.87%	0.87%	4.34%	4.34%	75%	$1,932
2018	$10.44	0.34	(0.63)	(0.29)	(0.34)	(0.02)	(0.36)	$9.79	(2.76)%	0.87%	0.87%	3.62%	3.62%	85%	$6
2017(3)	$10.30	0.20	0.14	0.34	(0.20)	—	(0.20)	$10.44	3.28%	0.87%(4)	0.87%(4)	3.38%(4)	3.38%(4)	154%(5)	$38

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$10.32	0.42	0.14	0.56	(0.41)	—	(0.41)	$10.47	5.40%	0.77%	0.77%	3.97%	3.97%	51%	$26,539
2020	$10.46	0.41	(0.16)	0.25	(0.39)	—	(0.39)	$10.32	2.55%	0.77%	0.77%	4.03%	4.03%	68%	$18,475
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.57%	0.77%	0.77%	4.44%	4.44%	75%	$11,393
2018	$10.44	0.40	(0.68)	(0.28)	(0.35)	(0.02)	(0.37)	$9.79	(2.67)%	0.77%	0.77%	3.72%	3.72%	85%	$3,218
2017(3)	$10.30	0.21	0.13	0.34	(0.20)	—	(0.20)	$10.44	3.33%	0.77%(4)	0.77%(4)	3.52%(4)	3.52%(4)	154%(5)	$5
A Class
2021	$10.31	0.38	0.14	0.52	(0.36)	—	(0.36)	$10.47	5.03%	1.22%	1.22%	3.52%	3.52%	51%	$271
2020	$10.45	0.37	(0.16)	0.21	(0.35)	—	(0.35)	$10.31	2.08%	1.22%	1.22%	3.58%	3.58%	68%	$363
2019	$9.78	0.40	0.66	1.06	(0.39)	—	(0.39)	$10.45	11.08%	1.22%	1.22%	3.99%	3.99%	75%	$316
2018	$10.43	0.28	(0.60)	(0.32)	(0.31)	(0.02)	(0.33)	$9.78	(3.11)%	1.22%	1.22%	3.27%	3.27%	85%	$164
2017	$10.32	0.32	0.17	0.49	(0.32)	(0.06)	(0.38)	$10.43	4.84%	1.22%	1.22%	3.14%	3.14%	154%	$6,619
C Class
2021	$10.29	0.30	0.14	0.44	(0.28)	—	(0.28)	$10.45	4.25%	1.97%	1.97%	2.77%	2.77%	51%	$36
2020	$10.44	0.29	(0.17)	0.12	(0.27)	—	(0.27)	$10.29	1.23%	1.97%	1.97%	2.83%	2.83%	68%	$41
2019	$9.77	0.33	0.66	0.99	(0.32)	—	(0.32)	$10.44	10.26%	1.97%	1.97%	3.24%	3.24%	75%	$47
2018	$10.41	0.20	(0.59)	(0.39)	(0.23)	(0.02)	(0.25)	$9.77	(3.74)%	1.97%	1.97%	2.52%	2.52%	85%	$32
2017	$10.30	0.25	0.16	0.41	(0.24)	(0.06)	(0.30)	$10.41	4.07%	1.97%	1.97%	2.39%	2.39%	154%	$1,144

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$10.30	0.35	0.14	0.49	(0.33)	—	(0.33)	$10.46	4.67%	1.47%	1.47%	3.27%	3.27%	51%	$161
2020	$10.45	0.34	(0.17)	0.17	(0.32)	—	(0.32)	$10.30	1.84%	1.47%	1.47%	3.33%	3.33%	68%	$139
2019	$9.78	0.38	0.66	1.04	(0.37)	—	(0.37)	$10.45	10.80%	1.47%	1.47%	3.74%	3.74%	75%	$88
2018	$10.42	0.26	(0.60)	(0.34)	(0.28)	(0.02)	(0.30)	$9.78	(3.26)%	1.47%	1.47%	3.02%	3.02%	85%	$56
2017	$10.31	0.30	0.16	0.46	(0.29)	(0.06)	(0.35)	$10.42	4.58%	1.47%	1.47%	2.89%	2.89%	154%	$1,205
R5 Class
2021	$10.32	0.42	0.15	0.57	(0.41)	—	(0.41)	$10.48	5.49%	0.77%	0.77%	3.97%	3.97%	51%	$8
2020	$10.46	0.41	(0.16)	0.25	(0.39)	—	(0.39)	$10.32	2.56%	0.77%	0.77%	4.03%	4.03%	68%	$8
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.59%	0.77%	0.77%	4.44%	4.44%	75%	$7
2018	$10.43	0.31	(0.57)	(0.26)	(0.36)	(0.02)	(0.38)	$9.79	(2.55)%	0.77%	0.77%	3.72%	3.72%	85%	$7
2017	$10.32	0.37	0.16	0.53	(0.36)	(0.06)	(0.42)	$10.43	5.31%	0.77%	0.77%	3.59%	3.59%	154%	$5,986
R6 Class
2021	$10.32	0.43	0.14	0.57	(0.41)	—	(0.41)	$10.48	5.56%	0.72%	0.72%	4.02%	4.02%	51%	$350
2020	$10.46	0.42	(0.16)	0.26	(0.40)	—	(0.40)	$10.32	2.60%	0.72%	0.72%	4.08%	4.08%	68%	$1,958
2019	$9.79	0.46	0.66	1.12	(0.45)	—	(0.45)	$10.46	11.62%	0.72%	0.72%	4.49%	4.49%	75%	$10,229
2018	$10.44	0.37	(0.64)	(0.27)	(0.36)	(0.02)	(0.38)	$9.79	(2.61)%	0.72%	0.72%	3.77%	3.77%	85%	$9,336
2017	$10.33	0.38	0.16	0.54	(0.37)	(0.06)	(0.43)	$10.44	5.37%	0.72%	0.72%	3.64%	3.64%	154%	$16,492

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$10.32	0.50	0.14	0.64	(0.49)	—	(0.49)	$10.47	6.20%	0.01%	0.72%	4.73%	4.02%	51%	$578,327
2020	$10.46	0.49	(0.16)	0.33	(0.47)	—	(0.47)	$10.32	3.33%	0.01%	0.72%	4.79%	4.08%	68%	$435,472
2019	$9.79	0.53	0.66	1.19	(0.52)	—	(0.52)	$10.46	12.41%	0.01%	0.72%	5.20%	4.49%	75%	$266,091
2018(6)	$10.40	0.44	(0.62)	(0.18)	(0.41)	(0.02)	(0.43)	$9.79	(1.59)%	0.01%(4)	0.72%(4)	4.49%(4)	3.78%(4)	85%(7)	$308,199

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)November 14, 2017 (commencement of sale) through October 31, 2018.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Emerging Markets Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Debt Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
35

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Special Advisor, GSW Sports, LLC (2020 to Present); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018). Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	73	None
36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Jon Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
39

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the
40

one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board concluded that
41

the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

43

Change in Independent Registered Public Accounting Firm

On September 24, 2021, the fund’s Audit and Compliance Committee and Board of Trustees approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending October 31, 2022.

During the fiscal years ended October 31, 2020 and October 31, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended October 31, 2020 and October 31, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2020 and October 31, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 2112

Annual Report

October 31, 2021

Global Bond Fund
Investor Class (AGBVX)
I Class (AGBHX)
Y Class (AGBWX)
A Class (AGBAX)
C Class (AGBTX)
R Class (AGBRX)
R5 Class (AGBNX)
R6 Class (AGBDX)
G Class (AGBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGBVX	0.59%	2.68%	3.01%	1/31/12
Bloomberg Global Aggregate Bond Index (USD, Hedged)	—	-0.83%	3.04%	3.44%	—
I Class	AGBHX	0.70%	—	3.07%	4/10/17
Y Class	AGBWX	0.80%	—	3.20%	4/10/17
A Class	AGBAX				1/31/12
No sales charge		0.30%	2.40%	2.75%
With sales charge		-4.23%	1.47%	2.26%
C Class	AGBTX	-0.48%	1.65%	1.99%	1/31/12
R Class	AGBRX	0.11%	2.16%	2.49%	1/31/12
R5 Class	AGBNX	0.80%	2.88%	3.21%	1/31/12
R6 Class	AGBDX	0.86%	2.92%	3.36%	7/26/13
G Class	AGBGX	1.35%	—	3.68%	7/28/17
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $13,354

Bloomberg Global Aggregate Bond Index (USD, Hedged) — $13,909

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.85%	0.75%	0.65%	1.10%	1.85%	1.35%	0.65%	0.60%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Robert Gahagan and Lynn Chen

Lynn Chen joined the fund’s portfolio management team on September 3, 2021. Abdelak Adjriou left the fund’s portfolio management team August 24, 2021.
Performance Summary

Global Bond returned 0.59%* for the fiscal year ended October 31, 2021. By comparison, the Bloomberg Global Aggregate Bond Index (USD, Hedged) returned -0.83% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Global bond markets generated mixed returns during the 12-month period. Encouraging signs regarding the world’s recovery from pandemic-related challenges generally stoked higher risk appetites. However, surging economic activity sent inflation soaring, and recurring spikes in COVID-19 infection rates selectively tempered enthusiasm.

The reporting period opened boldly, as encouraging news around COVID-19 vaccines heartened investors in late 2020 and contributed to advances in global bonds. As economic prospects brightened and the U.S. Treasury yield curve steepened, riskier assets, including U.S. high-yield bonds, U.S. securitized debt and emerging markets bonds, benefited. Gains in European bonds were more muted amid a surge in COVID-19 infections, although investment-grade corporate bonds rallied with U.S. investment-grade corporates to near pre-pandemic levels.

The landscape changed dramatically during the first quarter of 2021. U.S. lawmakers approved $2.2 trillion in fiscal stimulus, and U.S. Treasury yields rose swiftly and sharply. These events, along with a faster-than-expected U.S. rollout of COVID-19 vaccines, fueled sizable upgrades in U.S. economic outlooks. The U.S. dollar also surged. Higher-yielding assets largely declined but still generally outperformed government bonds. Inflation-linked securities gained as inflation expectations grew. Rising yields unsettled many emerging markets governments and corporations with strained balance sheets, especially amid sluggish growth rates, renewed lockdowns in several countries and strength in the U.S. dollar.

Treasury yields generally eased through the second and third quarters, absorbing considerable volatility stemming from new COVID-19 infections, rising inflation and fiscal policy unknowns. Despite political wrangling over the U.S. debt ceiling and two massive fiscal spending bills, the U.S. dollar advanced to a one-year high. Squeezed supplies of semiconductor chips and other key materials, higher energy prices and labor market challenges fueled inflation’s rise worldwide. This prompted leading central banks to consider paring back accommodative measures implemented in response to the pandemic. The Federal Reserve (Fed) also indicated it may raise its key lending rate sooner than previously anticipated.

Despite the Fed’s hawkish tone, Treasury yields remained near historic lows. This environment generally led to sustained demand for higher-yielding securities, which largely outperformed lower-yielding, higher-quality securities.

Inflation-Linked Securities, High-Yield Bonds Bolstered Performance

Within the portfolio, exposure to out-of-index inflation-linked bonds, most notably in the U.S., Japan and France, aided returns. We reduced our stake late in the period. An out-of-index position in

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.

high-yield corporate securities further lifted performance, as higher-yielding bonds considerably outgained investment-grade bonds. Our positioning benefited from exposure to the industrials sector and select securities in the financials sector.

Security Selection, Emerging Markets Debt Helped Results

Security selection among U.S. securitized debt proved advantageous. Specifically, our collateralized loan obligations and non-agency commercial mortgage-backed securities advanced in the low-rate environment. Our investments in investment-grade corporate bonds further enhanced relative results, with U.S.-based holdings outperforming our European corporates, which also advanced.

Our exposure in out-of-index emerging markets bonds also provided a lift. Chinese government bonds advanced as the country’s slowing economic activity raised expectations for central bank action. Select positions in South Africa and Chile also proved advantageous and helped offset downturns in local rates bond and currency investments.

Yield Curve Positioning Diminished Returns

Our short-duration positioning generated positive returns as rates advanced through much of the period, but periods of declining rates reduced the positive impact. As the U.S. Treasury curve steepened, holdings in the intermediate portion detracted. Similar positioning in Europe and the U.K. also hindered results.

Positioning for the Future

While we expect continued economic growth going forward, elevated inflation due to continued supply and demand imbalances and soaring energy prices may moderate the pace. A challenging labor market remains a concern in the U.S., while reduced consumer activity has tempered the otherwise upbeat U.K. outlook. Europe’s prospects have brightened modestly amid solid labor market data.

We believe U.S. rates likely will head higher against a backdrop of solid economic growth, elevated inflation and massive government spending. Despite inflation concerns, we expect Fed policy will remain largely accommodative as it winds down its quantitative easing program. As shorter-maturity yields remain tied to the Fed’s interest rate policy, we anticipate a steepening U.S. yield curve and continued strength in the U.S. dollar.

Meanwhile, the European Central Bank has some latitude to reduce its bond-buying efforts. The traditionally inflation-sensitive Bank of England remains the most likely leading central bank to first raise rates, despite an unexpected late-period delay in that decision.

Overall, we believe U.S. securitized assets continue to offer attractive valuations, relative to other assets. We’re also adding to lower-rated, longer-maturity investment-grade corporate bonds. We selectively reduced our exposure to inflation-linked holdings and investment-grade corporates as they rallied, although we believe the asset classes still offer value. From a duration standpoint, we ended the period with a modestly short bias in the U.S., Europe, the U.K. and Japan. Among emerging markets bonds, we prefer high-yield bonds and exposure to select currencies poised to potentially perform well due to attractive valuations, strong fundamentals and high commodity prices.

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	39.0%
Corporate Bonds	31.1%
Collateralized Loan Obligations	7.1%
Collateralized Mortgage Obligations	5.0%
Preferred Stocks	4.1%
Asset-Backed Securities	3.2%
Exchange-Traded Funds	2.8%
U.S. Treasury Securities	2.5%
U.S. Government Agency Mortgage-Backed Securities	2.0%
Commercial Mortgage-Backed Securities	1.0%
Municipal Securities	0.6%
Bank Loan Obligations	0.2%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	(1.0)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.80	$4.04	0.80%
I Class	$1,000	$1,003.80	$3.54	0.70%
Y Class	$1,000	$1,004.20	$3.03	0.60%
A Class	$1,000	$1,001.90	$5.30	1.05%
C Class	$1,000	$998.00	$9.06	1.80%
R Class	$1,000	$1,001.00	$6.56	1.30%
R5 Class	$1,000	$1,004.30	$3.03	0.60%
R6 Class	$1,000	$1,004.60	$2.78	0.55%
G Class	$1,000	$1,006.60	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2021

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 39.0%
Australia — 0.6%
Australia Government Bond, 2.75%, 4/21/24	AUD	3,192,000	$2,519,939
Australia Government Bond, 1.50%, 6/21/31	AUD	6,500,000	4,655,155
Australia Government Bond, 3.00%, 3/21/47	AUD	7,150,000	5,598,535
Australia Government Bond, 1.75%, 6/21/51	AUD	5,500,000	3,282,973
			16,056,602
Austria — 0.6%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	4,325,000	5,210,739
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	4,192,000	5,105,535
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,539,000	4,637,890
			14,954,164
Belgium — 0.3%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	1,716,000	3,312,085
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,836,000	5,300,702
			8,612,787
Brazil — 0.1%
Brazilian Government International Bond, 7.125%, 1/20/37		$3,000,000	3,526,575
Canada — 2.0%
Canadian Government Bond, 0.25%, 3/1/26	CAD	10,000,000	7,677,279
Canadian Government Bond, 0.50%, 12/1/30	CAD	11,300,000	8,213,135
Canadian Government Bond, 2.75%, 12/1/48	CAD	3,250,000	3,049,693
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	1,588,000	1,287,839
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	10,911,000	9,238,406
Province of Quebec Canada, 3.00%, 9/1/23	CAD	3,058,000	2,555,745
Province of Quebec Canada, 5.75%, 12/1/36	CAD	10,032,000	11,365,439
Province of Quebec Canada, 3.50%, 12/1/48	CAD	7,300,000	6,801,534
			50,189,070
China — 10.8%
China Development Bank, 2.89%, 6/22/25	CNY	177,000,000	27,528,447
China Development Bank, 3.50%, 8/13/26	CNY	159,000,000	25,212,281
China Government Bond, 2.57%, 5/20/23	CNY	42,000,000	6,570,692
China Government Bond, 2.36%, 7/2/23	CNY	153,000,000	23,838,841
China Government Bond, 2.88%, 11/5/23	CNY	399,000,000	62,724,673
China Government Bond, 1.99%, 4/9/25	CNY	118,000,000	17,967,834
China Government Bond, 3.25%, 6/6/26	CNY	155,700,000	24,808,241
China Government Bond, 3.12%, 12/5/26	CNY	154,800,000	24,512,042
China Government Bond, 2.85%, 6/4/27	CNY	67,000,000	10,443,511
China Government Bond, 3.01%, 5/13/28	CNY	47,000,000	7,370,663
China Government Bond, 3.29%, 5/23/29	CNY	11,000,000	1,757,569
China Government Bond, 2.68%, 5/21/30	CNY	111,500,000	16,902,984
China Government Bond, 3.86%, 7/22/49	CNY	35,600,000	5,860,457
China Government Bond, 3.39%, 3/16/50	CNY	46,500,000	7,072,079
China Government Bond, 3.81%, 9/14/50	CNY	36,000,000	5,913,783
			268,484,097
Czech Republic — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	74,800,000	3,432,957

		Principal Amount/Shares	Value
Denmark — 2.2%
Denmark Government Bond, 0.50%, 11/15/27	DKK	46,720,000	$7,540,492
Denmark Government Bond, 0.50%, 11/15/29(1)	DKK	93,000,000	15,031,676
Denmark Government Bond, 0.00%, 11/15/31(1)(2)	DKK	112,500,000	17,251,167
Denmark Government Bond, 4.50%, 11/15/39	DKK	38,630,000	10,613,075
Denmark Government Bond, 0.25%, 11/15/52(1)	DKK	25,000,000	3,768,753
			54,205,163
Dominican Republic — 0.1%
Dominican Republic International Bond, 5.95%, 1/25/27		$1,800,000	2,011,518
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	894,008
			2,905,526
Egypt — 0.1%
Egypt Government International Bond, 7.50%, 1/31/27(1)		$1,200,000	1,246,781
Egypt Government International Bond, 8.50%, 1/31/47		$2,000,000	1,853,972
			3,100,753
El Salvador — 0.1%
El Salvador Government International Bond, 8.625%, 2/28/29		$2,000,000	1,611,000
Finland — 0.8%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	5,169,000	6,965,315
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	6,500,000	7,320,789
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	3,045,000	4,385,372
Finland Government Bond, 0.125%, 4/15/52(1)	EUR	1,100,000	1,152,682
			19,824,158
France — 1.5%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	2,539,000	3,135,369
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	5,742,980	9,382,607
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	3,150,000	3,618,782
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,845,000	5,360,877
French Republic Government Bond OAT, 1.50%, 5/25/31	EUR	3,675,000	4,772,776
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	2,675,000	4,942,726
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	3,433,000	6,210,933
			37,424,070
Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	3,600,000	4,018,299
Ghana — 0.1%
Ghana Government International Bond, 7.875%, 2/11/35		$2,000,000	1,708,117
Greece — 0.3%
Hellenic Republic Government Bond, 0.75%, 6/18/31(1)	EUR	7,145,000	7,847,596
Guatemala — 0.1%
Guatemala Government Bond, 4.875%, 2/13/28		$2,000,000	2,183,000
Indonesia — 0.4%
Indonesia Government International Bond, 3.50%, 2/14/50		$2,800,000	2,855,618
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	90,000,000,000	7,199,385
			10,055,003
Ireland — 1.5%
Ireland Government Bond, 3.40%, 3/18/24	EUR	6,186,000	7,822,528
Ireland Government Bond, 1.10%, 5/15/29	EUR	13,350,000	16,608,468
Ireland Government Bond, 0.20%, 10/18/30	EUR	1,500,000	1,734,189
Ireland Government Bond, 0.40%, 5/15/35	EUR	8,650,000	9,936,072
Ireland Government Bond, 1.50%, 5/15/50	EUR	320,000	435,027
			36,536,284

		Principal Amount/Shares	Value
Italy — 3.4%
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	19,964,000	$24,691,214
Italy Buoni Poliennali Del Tesoro, 0.00%, 4/1/26(2)	EUR	19,650,000	22,348,426
Italy Buoni Poliennali Del Tesoro, 1.60%, 6/1/26	EUR	3,000,000	3,659,035
Italy Buoni Poliennali Del Tesoro, 0.25%, 3/15/28	EUR	14,100,000	15,854,916
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	3,550,000	4,232,753
Italy Buoni Poliennali Del Tesoro, 0.60%, 8/1/31(1)	EUR	1,000,000	1,101,644
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	7,519,000	13,668,754
Italy Buoni Poliennali Del Tesoro, 1.70%, 9/1/51(1)	EUR	500,000	558,582
			86,115,324
Japan — 6.3%
Japan Government Ten Year Bond, 0.10%, 3/20/30	JPY	5,755,000,000	50,875,440
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	877,450,000	10,104,601
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,234,500,000	13,968,807
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	2,023,400,000	21,135,555
Japan Government Thirty Year Bond, 0.40%, 3/20/50	JPY	700,000,000	5,729,742
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	672,500,000	6,562,875
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	1,078,800,000	9,266,812
Japanese Government CPI Linked Bond, 0.10%, 3/10/28	JPY	2,971,374,234	26,946,369
Japanese Government CPI Linked Bond, 0.10%, 3/10/29	JPY	1,278,097,590	11,613,054
			156,203,255
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47		$1,200,000	1,244,787
Jordan Government International Bond, 7.375%, 10/10/47(1)		$200,000	207,464
Jordan Government International Bond, 7.375%, 10/10/47		$400,000	414,439
			1,866,690
Malaysia — 0.3%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	27,150,000	6,784,357
Mexico — 0.5%
Mexican Bonos, 5.75%, 3/5/26	MXN	97,500,000	4,475,615
Mexico Government International Bond, 4.15%, 3/28/27		$2,700,000	3,018,182
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	500,000,000	4,396,436
			11,890,233
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25		$2,600,000	2,774,772
Netherlands — 0.8%
Netherlands Government Bond, 0.00%, 1/15/22(1)(2)	EUR	5,557,000	6,431,267
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,389,000	8,890,141
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	2,080,000	3,938,395
			19,259,803
New Zealand — 0.1%
New Zealand Government Bond, 1.50%, 5/15/31	NZD	2,750,000	1,805,364
Norway — 0.2%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	43,725,000	5,247,543
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	2,800,000	333,990
			5,581,533
Oman — 0.1%
Oman Government International Bond, 5.625%, 1/17/28		$2,000,000	2,111,305
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		$1,400,000	1,927,263
Poland — 0.2%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	16,520,000	4,305,448

		Principal Amount/Shares	Value
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	$533,019
			4,838,467
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 0.90%, 10/12/35(1)	EUR	1,000,000	1,177,622
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	2,350,000	4,455,092
			5,632,714
Russia — 0.1%
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47		$2,800,000	3,571,546
Singapore — 0.1%
Singapore Government Bond, 2.875%, 7/1/29	SGD	4,240,000	3,373,849
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	266,199
Republic of South Africa Government International Bond, 5.875%, 6/22/30		$800,000	879,992
			1,146,191
Spain — 1.5%
Spain Government Bond, 0.00%, 1/31/28(2)	EUR	6,000,000	6,866,225
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	1,263,000	1,961,675
Spain Government Bond, 1.25%, 10/31/30(1)	EUR	1,500,000	1,854,860
Spain Government Bond, 0.10%, 4/30/31(1)	EUR	11,750,000	13,044,318
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	2,200,000	2,882,450
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	7,100,000	11,034,478
			37,644,006
Sri Lanka — 0.1%
Sri Lanka Government International Bond, 7.55%, 3/28/30		$2,000,000	1,261,720
Sweden — 0.1%
Sweden Government Bond, 3.50%, 3/30/39	SEK	15,600,000	2,696,628
Switzerland — 0.5%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,902,000	6,902,977
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	2,534,000	3,755,495
Swiss Confederation Government Bond, 0.00%, 7/24/39(2)	CHF	2,500,000	2,721,112
			13,379,584
Thailand — 0.5%
Thailand Government Bond, 3.625%, 6/16/23	THB	78,650,000	2,484,539
Thailand Government Bond, 3.85%, 12/12/25	THB	335,100,000	11,211,247
			13,695,786
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$2,000,000	1,609,156
Turkey — 0.2%
Turkey Government International Bond, 6.875%, 3/17/36		$4,600,000	4,465,229
United Kingdom — 1.5%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	7,000,000	9,333,434
United Kingdom Gilt, 4.75%, 12/7/30	GBP	3,600,000	6,544,470
United Kingdom Gilt, 4.50%, 12/7/42	GBP	954,000	2,121,566
United Kingdom Gilt, 4.25%, 12/7/49	GBP	3,720,000	8,917,411
United Kingdom Gilt, 4.25%, 12/7/55	GBP	3,780,000	9,876,006
			36,792,887
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $954,847,463)			973,102,883

		Principal Amount/Shares	Value
CORPORATE BONDS — 31.1%
Aerospace and Defense — 0.5%
Boeing Co. (The), 2.20%, 2/4/26		$2,460,000	$2,464,940
Boeing Co. (The), 3.625%, 2/1/31		1,000,000	1,065,561
Boeing Co. (The), 5.81%, 5/1/50		530,000	727,586
Raytheon Technologies Corp., 4.125%, 11/16/28		2,580,000	2,925,310
TransDigm, Inc., 4.625%, 1/15/29		4,460,000	4,437,700
			11,621,097
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31(1)		1,016,000	1,005,977
Airlines — 0.8%
Air Canada, 3.875%, 8/15/26(1)		3,450,000	3,497,437
American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 1/11/36(3)		2,240,000	2,256,800
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)		5,103,000	5,359,426
British Airways 2021-1 Class B Pass Through Trust, 3.90%, 3/15/33(1)		1,536,000	1,543,915
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)		2,900,000	3,221,757
United Airlines Pass Through Trust, 4.875%, 7/15/27		1,452,066	1,536,696
United Airlines, Inc., 4.625%, 4/15/29(1)		2,032,000	2,097,491
			19,513,522
Auto Components†
Goodyear Tire & Rubber Co. (The), 5.00%, 7/15/29(1)		908,000	959,075
Automobiles — 0.4%
Ford Motor Credit Co. LLC, 3.10%, 5/4/23		1,400,000	1,424,500
Ford Motor Credit Co. LLC, 3.375%, 11/13/25		2,000,000	2,057,500
General Motors Co., 5.15%, 4/1/38		560,000	677,117
General Motors Financial Co., Inc., 2.75%, 6/20/25		3,248,000	3,373,812
General Motors Financial Co., Inc., 2.70%, 8/20/27		817,000	834,388
General Motors Financial Co., Inc., 2.40%, 10/15/28		1,387,000	1,379,039
			9,746,356
Banks — 4.2%
Banco Santander SA, 2.96%, 3/25/31		2,200,000	2,242,555
Banco Santander SA, VRN, 1.72%, 9/14/27		800,000	788,238
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	1,500,000	2,122,812
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		$1,670,000	1,611,047
Bank of America Corp., VRN, 3.42%, 12/20/28		1,035,000	1,107,332
Bank of America Corp., VRN, 2.57%, 10/20/32		5,553,000	5,569,047
Bank of America Corp., VRN, 2.48%, 9/21/36		835,000	812,576
Bank of Ireland Group plc, VRN, 2.03%, 9/30/27(1)		1,004,000	991,926
Barclays plc, 4.84%, 5/9/28		1,120,000	1,248,566
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	600,000	717,245
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	2,000,000	2,357,775
BNP Paribas SA, MTN, VRN, 2.00%, 5/24/31	GBP	1,400,000	1,893,495
BNP Paribas SA, VRN, 2.16%, 9/15/29(1)		$739,000	726,163
BNP Paribas SA, VRN, 4.375%, 3/1/33(1)		885,000	967,184
BPCE SA, 4.50%, 3/15/25(1)		1,115,000	1,214,722
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	1,600,000	1,920,395
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	2,700,000	3,259,428
Citigroup, Inc., VRN, 3.52%, 10/27/28		$3,108,000	3,340,446
Citigroup, Inc., VRN, 2.52%, 11/3/32(3)		1,472,000	1,468,961

		Principal Amount/Shares	Value
Commerzbank AG, MTN, VRN, 4.00%, 12/5/30	EUR	2,500,000	$3,137,782
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(1)		$1,335,000	1,405,511
DNB Bank ASA, VRN, 1.61%, 3/30/28(1)		764,000	750,899
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	11,000,000	13,036,853
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	410,000	670,703
FNB Corp., 2.20%, 2/24/23		$1,160,000	1,173,659
HSBC Holdings plc, VRN, 2.80%, 5/24/32		1,560,000	1,571,641
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	2,600,000	3,241,180
Intesa Sanpaolo SpA, 4.20%, 6/1/32(1)		$5,090,000	5,135,951
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	2,600,000	3,335,717
Itau Unibanco Holding SA, VRN, 3.875%, 4/15/31(1)		$1,400,000	1,347,290
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29		2,285,000	2,263,247
JPMorgan Chase & Co., VRN, 3.16%, 4/22/42		3,210,000	3,354,317
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	4,860,000	5,961,979
Lloyds Banking Group plc, MTN, VRN, 1.75%, 9/7/28	EUR	800,000	951,459
Lloyds Banking Group plc, VRN, 1.875%, 1/15/26	GBP	700,000	965,111
Lloyds Banking Group plc, VRN, 1.99%, 12/15/31	GBP	1,400,000	1,887,087
National Australia Bank Ltd., 2.99%, 5/21/31(1)		$3,050,000	3,066,983
NatWest Group plc, MTN, VRN, 2.11%, 11/28/31	GBP	1,900,000	2,561,318
Royal Bank of Canada, MTN, 2.30%, 11/3/31		$620,000	618,955
Societe Generale SA, MTN, 1.25%, 12/7/27	GBP	1,500,000	1,959,660
Societe Generale SA, VRN, 1.79%, 6/9/27(1)		$1,545,000	1,521,583
Truist Financial Corp., MTN, VRN, 1.89%, 6/7/29		570,000	564,322
UniCredit SpA, MTN, VRN, 2.00%, 9/23/29	EUR	1,700,000	1,978,420
UniCredit SpA, VRN, 1.98%, 6/3/27(1)		$2,700,000	2,655,316
UniCredit SpA, VRN, 3.13%, 6/3/32(1)		2,700,000	2,689,575
US Bancorp, VRN, 2.49%, 11/3/36(3)		1,250,000	1,245,355
Wells Fargo & Co., VRN, 3.07%, 4/30/41		1,345,000	1,382,729
			104,794,515
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		1,065,000	1,360,226
Anheuser-Busch InBev SA, MTN, 1.65%, 3/28/31	EUR	1,000,000	1,242,315
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29		$1,100,000	1,292,052
			3,894,593
Biotechnology — 0.1%
AbbVie, Inc., 3.20%, 11/21/29		1,130,000	1,208,292
Gilead Sciences, Inc., 3.65%, 3/1/26		1,935,000	2,098,965
			3,307,257
Building Products — 0.1%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		2,501,000	2,644,845
Lennox International, Inc., 1.70%, 8/1/27		710,000	699,631
			3,344,476
Capital Markets — 2.5%
Ares Finance Co. III LLC, VRN, 4.125%, 6/30/51(1)		954,000	980,759
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26		3,350,000	3,379,303
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26		3,200,000	3,131,301
Blackstone Secured Lending Fund, 2.85%, 9/30/28(1)		850,000	834,399
Blue Owl Finance LLC, 3.125%, 6/10/31(1)		415,000	408,353
Blue Owl Finance LLC, 4.125%, 10/7/51(1)		1,283,000	1,324,556
Coinbase Global, Inc., 3.375%, 10/1/28(1)		8,075,000	7,802,469
Depository Trust & Clearing Corp. (The), VRN, 3.375%(1)(4)		1,250,000	1,264,844

		Principal Amount/Shares	Value
Deutsche Bank AG, MTN, 2.625%, 12/16/24	GBP	2,100,000	$2,943,516
Deutsche Bank AG, VRN, 4.30%, 5/24/28		$2,766,000	2,866,791
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32		2,521,000	2,586,267
FS KKR Capital Corp., 4.25%, 2/14/25(1)		1,001,000	1,053,891
FS KKR Capital Corp., 3.125%, 10/12/28		1,820,000	1,794,683
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	1,400,000	2,120,434
Goldman Sachs Group, Inc. (The), MTN, VRN, 2.38%, 7/21/32		$4,280,000	4,210,107
Goldman Sachs Group, Inc. (The), VRN, 1.95%, 10/21/27		791,000	792,064
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 7/21/42		1,310,000	1,309,300
Golub Capital BDC, Inc., 2.05%, 2/15/27		576,000	560,054
Hercules Capital, Inc., 2.625%, 9/16/26		1,019,000	1,004,409
LPL Holdings, Inc., 4.625%, 11/15/27(1)		3,865,000	3,985,781
LPL Holdings, Inc., 4.375%, 5/15/31(1)		3,479,000	3,566,062
Main Street Capital Corp., 3.00%, 7/14/26		1,370,000	1,383,525
Morgan Stanley, MTN, VRN, 2.24%, 7/21/32		640,000	625,329
Morgan Stanley, VRN, 1.59%, 5/4/27		836,000	828,460
Morgan Stanley, VRN, 2.48%, 9/16/36		1,528,000	1,485,658
Owl Rock Core Income Corp., 3.125%, 9/23/26(1)		2,158,000	2,110,453
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)		1,770,000	2,015,177
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)		560,000	584,815
Owl Rock Technology Finance Corp., 2.50%, 1/15/27		1,530,000	1,515,426
Prospect Capital Corp., 3.71%, 1/22/26		1,255,000	1,278,887
Prospect Capital Corp., 3.44%, 10/15/28		1,230,000	1,183,807
UBS Group AG, VRN, 1.49%, 8/10/27(1)		1,235,000	1,210,309
			62,141,189
Chemicals — 0.1%
Tronox, Inc., 4.625%, 3/15/29(1)		2,050,000	2,012,239
Westlake Chemical Corp., 2.875%, 8/15/41		445,000	430,778
			2,443,017
Commercial Services and Supplies — 0.2%
GFL Environmental, Inc., 4.00%, 8/1/28(1)		2,950,000	2,879,937
Waste Connections, Inc., 2.60%, 2/1/30		720,000	741,064
Waste Connections, Inc., 2.95%, 1/15/52		672,000	669,868
			4,290,869
Communications Equipment — 0.2%
CommScope Technologies LLC, 5.00%, 3/15/27(1)		4,260,000	3,961,180
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32		1,365,000	1,337,719
Construction Materials — 0.3%
Cemex SAB de CV, 5.20%, 9/17/30(1)		2,810,000	3,046,152
Cemex SAB de CV, 3.875%, 7/11/31(1)		3,000,000	3,014,850
Eagle Materials, Inc., 2.50%, 7/1/31		843,000	835,004
			6,896,006
Consumer Finance — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28		1,243,000	1,261,172
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/30/32		2,321,000	2,364,321
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33		1,000,000	1,019,009
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41		344,000	356,713

		Principal Amount/Shares	Value
Ally Financial, Inc., 5.75%, 11/20/25		$3,720,000	$4,224,566
Ally Financial, Inc., 2.20%, 11/2/28(3)		1,560,000	1,541,234
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)		748,000	804,059
Capital One Financial Corp., VRN, 1.88%, 11/2/27(3)		1,880,000	1,875,380
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)		2,775,000	2,770,671
LFS Topco LLC, 5.875%, 10/15/26(1)		1,645,000	1,694,350
OneMain Finance Corp., 3.50%, 1/15/27		1,512,000	1,479,870
SLM Corp., 3.125%, 11/2/26(3)		3,201,000	3,176,993
			22,568,338
Containers and Packaging — 0.4%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(1)		2,800,000	2,787,820
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)		4,800,000	4,794,000
Berry Global, Inc., 1.57%, 1/15/26		730,000	722,047
WRKCo, Inc., 3.00%, 9/15/24		648,000	680,517
			8,984,384
Diversified Financial Services — 0.2%
Antares Holdings LP, 2.75%, 1/15/27(1)		713,000	706,222
Blackstone Private Credit Fund, 1.75%, 9/15/24(1)		763,000	756,184
Blackstone Private Credit Fund, 2.625%, 12/15/26(1)		924,000	907,012
Block Financial LLC, 3.875%, 8/15/30		700,000	746,396
GE Capital Funding LLC, 4.40%, 5/15/30		1,170,000	1,368,240
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		410,000	499,231
			4,983,285
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 2.55%, 12/1/33		2,040,000	1,982,867
AT&T, Inc., 3.55%, 9/15/55		1,260,000	1,278,165
British Telecommunications plc, 3.25%, 11/8/29(1)		1,630,000	1,688,651
Deutsche Telekom AG, MTN, 1.375%, 7/5/34	EUR	1,100,000	1,334,983
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,700,000	2,334,401
Level 3 Financing, Inc., 4.625%, 9/15/27(1)		$2,621,000	2,689,801
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)		1,500,000	1,517,139
Orange SA, MTN, 5.25%, 12/5/25	GBP	470,000	745,263
Telecom Italia Capital SA, 6.375%, 11/15/33		$3,205,000	3,681,279
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	200,000	290,626
Telecom Italia SpA, MTN, 4.00%, 4/11/24	EUR	1,200,000	1,473,435
Verizon Communications, Inc., 4.33%, 9/21/28		$892,000	1,018,679
Verizon Communications, Inc., 1.75%, 1/20/31		1,490,000	1,407,977
Verizon Communications, Inc., 2.65%, 11/20/40		1,369,000	1,295,401
			22,738,667
Electric Utilities — 0.9%
AEP Texas, Inc., 2.10%, 7/1/30		1,750,000	1,696,803
Alfa Desarrollo SpA, 4.55%, 9/27/51(1)		1,000,000	978,565
Baltimore Gas and Electric Co., 2.25%, 6/15/31		678,000	676,695
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		797,000	849,793
Commonwealth Edison Co., 3.20%, 11/15/49		640,000	680,450
DTE Electric Co., 2.25%, 3/1/30		820,000	829,992
Duke Energy Carolinas LLC, 2.55%, 4/15/31		462,000	475,543
Duke Energy Corp., 2.55%, 6/15/31		480,000	482,698

		Principal Amount/Shares	Value
Duke Energy Florida LLC, 1.75%, 6/15/30		$1,360,000	$1,314,788
Duke Energy Progress LLC, 4.15%, 12/1/44		280,000	333,704
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	700,000	811,747
Exelon Corp., 4.45%, 4/15/46		$780,000	965,885
FEL Energy VI Sarl, 5.75%, 12/1/40(1)		3,222,559	3,193,814
Florida Power & Light Co., 4.125%, 2/1/42		680,000	825,438
Indiana Michigan Power Co., 3.25%, 5/1/51		429,000	458,679
MidAmerican Energy Co., 4.40%, 10/15/44		365,000	452,760
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27		800,000	868,213
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		664,000	711,177
Northern States Power Co., 3.20%, 4/1/52		650,000	707,880
NRG Energy, Inc., 2.00%, 12/2/25(1)		2,130,000	2,155,229
Pacific Gas and Electric Co., 4.20%, 6/1/41		465,000	469,439
PacifiCorp, 3.30%, 3/15/51		870,000	922,673
PacifiCorp, 2.90%, 6/15/52		440,000	438,313
Southern Co. Gas Capital Corp., 1.75%, 1/15/31		760,000	715,868
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		695,000	789,563
Xcel Energy, Inc., 3.40%, 6/1/30		810,000	879,730
			23,685,439
Electrical Equipment†
Rockwell Automation, Inc., 2.80%, 8/15/61		413,000	410,978
Electronic Equipment, Instruments and Components†
Teledyne Technologies, Inc., 2.25%, 4/1/28		1,000,000	1,006,311
Energy Equipment and Services†
Halliburton Co., 2.92%, 3/1/30		1,000,000	1,033,991
Entertainment — 0.1%
Netflix, Inc., 3.625%, 6/15/25(1)		497,000	529,054
Netflix, Inc., 4.875%, 4/15/28		1,000,000	1,146,880
			1,675,934
Equity Real Estate Investment Trusts (REITs) — 2.5%
American Finance Trust, Inc. / American Finance Operating Partrner LP, 4.50%, 9/30/28(1)		2,820,000	2,823,525
Broadstone Net Lease LLC, 2.60%, 9/15/31		635,000	623,301
Corporate Office Properties LP, 2.00%, 1/15/29		1,390,000	1,349,269
Crown Castle International Corp., 3.30%, 7/1/30		980,000	1,036,567
EPR Properties, 4.75%, 12/15/26		1,618,000	1,759,098
EPR Properties, 4.95%, 4/15/28		7,809,000	8,556,027
EPR Properties, 3.60%, 11/15/31		1,094,000	1,097,878
Host Hotels & Resorts LP, 4.00%, 6/15/25		1,180,000	1,255,495
IIP Operating Partnership LP, 5.50%, 5/25/26		2,880,000	3,041,632
Iron Mountain, Inc., 4.875%, 9/15/29(1)		4,545,000	4,701,302
Lexington Realty Trust, 2.375%, 10/1/31		1,790,000	1,723,997
Life Storage LP, 2.40%, 10/15/31		1,748,000	1,727,170
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27		5,365,000	5,654,442
National Health Investors, Inc., 3.00%, 2/1/31		2,275,000	2,187,990
National Retail Properties, Inc., 3.00%, 4/15/52		600,000	588,672
Office Properties Income Trust, 2.40%, 2/1/27		1,029,000	1,003,920
Omega Healthcare Investors, Inc., 3.375%, 2/1/31		558,000	566,775
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31		665,000	652,042
Physicians Realty LP, 2.625%, 11/1/31		1,615,000	1,614,012

		Principal Amount/Shares	Value
Piedmont Operating Partnership LP, 2.75%, 4/1/32		$1,100,000	$1,078,126
Rexford Industrial Realty LP, 2.15%, 9/1/31		436,000	417,566
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27		4,276,000	4,366,865
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)		2,296,000	2,275,910
Sabra Health Care LP, 3.20%, 12/1/31		2,318,000	2,270,001
STORE Capital Corp., 4.625%, 3/15/29		509,000	573,781
Tanger Properties LP, 2.75%, 9/1/31		1,510,000	1,445,916
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)		3,860,000	4,057,825
XHR LP, 4.875%, 6/1/29(1)		4,574,000	4,698,413
			63,147,517
Food and Staples Retailing — 0.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)		3,702,000	3,972,616
CK Hutchison International 20 Ltd., 2.50%, 5/8/30(1)		1,500,000	1,511,400
Kroger Co. (The), 3.875%, 10/15/46		530,000	599,022
Sysco Corp., 5.95%, 4/1/30		1,505,000	1,906,108
United Natural Foods, Inc., 6.75%, 10/15/28(1)		2,020,000	2,189,175
Walmart, Inc., 0.18%, 7/15/22	JPY	750,000,000	6,579,765
Walmart, Inc., 1.80%, 9/22/31		$450,000	443,754
Wm Morrison Supermarkets plc, MTN, 3.50%, 7/27/26	GBP	1,300,000	1,787,972
			18,989,812
Food Products — 0.5%
JDE Peet's NV, 2.25%, 9/24/31(1)		$1,394,000	1,362,272
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)(3)		2,983,000	2,989,563
MARB BondCo plc, 3.95%, 1/29/31(1)		4,400,000	4,190,802
US Foods, Inc., 4.75%, 2/15/29(1)		3,130,000	3,170,752
			11,713,389
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(1)		2,100,000	2,147,397
Health Care Equipment and Supplies — 0.3%
Avantor Funding, Inc., 4.625%, 7/15/28(1)		1,023,000	1,062,590
Avantor Funding, Inc., 3.875%, 11/1/29(1)		3,760,000	3,763,497
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)		1,795,000	1,788,269
			6,614,356
Health Care Providers and Services — 0.9%
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		1,615,000	1,669,506
Centene Corp., 4.625%, 12/15/29		920,000	993,600
Centene Corp., 3.375%, 2/15/30		2,241,000	2,302,751
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)		1,405,000	1,447,522
CVS Health Corp., 1.75%, 8/21/30		1,580,000	1,505,922
CVS Health Corp., 4.78%, 3/25/38		320,000	391,872
DaVita, Inc., 4.625%, 6/1/30(1)		1,930,000	1,942,062
HCA, Inc., 2.375%, 7/15/31		2,050,000	2,004,808
HCA, Inc., 3.50%, 7/15/51		950,000	964,237
Humana, Inc., 2.15%, 2/3/32		872,000	844,270
Kaiser Foundation Hospitals, 3.00%, 6/1/51		470,000	489,347
Tenet Healthcare Corp., 6.75%, 6/15/23		1,630,000	1,754,288
Tenet Healthcare Corp., 6.125%, 10/1/28(1)		2,545,000	2,675,304
Universal Health Services, Inc., 1.65%, 9/1/26(1)		1,533,000	1,510,296

		Principal Amount/Shares	Value
Universal Health Services, Inc., 2.65%, 10/15/30(1)		$1,425,000	$1,416,044
			21,911,829
Hotels, Restaurants and Leisure — 0.7%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)		880,000	885,720
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)		1,728,000	1,738,454
Carnival Corp., 5.75%, 3/1/27(1)		1,950,000	1,986,563
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)		3,515,000	3,519,394
International Game Technology plc, 5.25%, 1/15/29(1)		1,810,000	1,905,025
Marriott International, Inc., 3.50%, 10/15/32		2,132,000	2,256,673
Penn National Gaming, Inc., 4.125%, 7/1/29(1)		1,788,000	1,745,535
Scientific Games International, Inc., 7.25%, 11/15/29(1)		2,400,000	2,715,192
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)		1,839,000	1,827,506
			18,580,062
Household Durables — 0.4%
D.R. Horton, Inc., 2.50%, 10/15/24		800,000	832,762
KB Home, 4.80%, 11/15/29		4,103,000	4,426,111
Mattamy Group Corp., 4.625%, 3/1/30(1)		1,590,000	1,614,775
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		2,069,000	2,052,862
			8,926,510
Industrial Conglomerates — 0.2%
General Electric Co., 4.35%, 5/1/50		1,340,000	1,708,474
Siemens Financieringsmaatschappij NV, MTN, 1.00%, 2/20/25	GBP	1,800,000	2,453,895
			4,162,369
Insurance — 1.2%
American International Group, Inc., 6.25%, 5/1/36		$1,840,000	2,536,056
American International Group, Inc., 4.50%, 7/16/44		1,100,000	1,344,841
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51		1,168,000	1,227,970
Athene Global Funding, 1.99%, 8/19/28(1)		2,189,000	2,130,607
Athene Global Funding, 2.67%, 6/7/31(1)		2,200,000	2,205,407
Brighthouse Financial Global Funding, 2.00%, 6/28/28(1)		1,915,000	1,891,269
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	1,800,000	2,213,613
Equitable Financial Life Global Funding, 1.80%, 3/8/28(1)		$1,740,000	1,711,792
Global Atlantic Fin Co., 3.125%, 6/15/31(1)		698,000	700,977
Global Atlantic Fin Co., VRN, 4.70%, 10/15/51(1)		3,740,000	3,855,189
Guardian Life Global Funding, 1.625%, 9/16/28(1)		1,388,000	1,352,852
Sammons Financial Group, Inc., 3.35%, 4/16/31(1)		3,360,000	3,495,643
SBL Holdings, Inc., 5.125%, 11/13/26(1)		985,000	1,083,026
SBL Holdings, Inc., 5.00%, 2/18/31(1)		960,000	1,019,698
SBL Holdings, Inc., VRN, 6.50%(1)(4)		4,035,000	3,984,562
			30,753,502
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 2.875%, 5/12/41		3,275,000	3,397,571
Machinery — 0.1%
Cummins, Inc., 2.60%, 9/1/50		1,120,000	1,072,870
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28		2,364,000	2,720,854
			3,793,724
Media — 1.8%
AMC Networks, Inc., 4.25%, 2/15/29		6,325,000	6,238,031
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)		3,630,000	3,779,737
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)		5,000,000	4,984,400

		Principal Amount/Shares	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		$1,085,000	$1,206,965
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41		910,000	894,763
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		1,820,000	2,157,357
Comcast Corp., 3.75%, 4/1/40		1,285,000	1,441,643
Cox Communications, Inc., 2.60%, 6/15/31(1)		1,587,000	1,602,546
CSC Holdings LLC, 7.50%, 4/1/28(1)		1,720,000	1,831,800
CSC Holdings LLC, 4.50%, 11/15/31(1)		1,400,000	1,358,315
Discovery Communications LLC, 4.65%, 5/15/50		735,000	867,558
Gray Escrow II, Inc., 5.375%, 11/15/31(1)(3)		3,163,000	3,198,584
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)		3,750,000	3,576,769
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)		2,177,000	2,274,965
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)		4,234,000	4,572,720
Time Warner Cable LLC, 4.50%, 9/15/42		1,735,000	1,898,985
ViacomCBS, Inc., 4.375%, 3/15/43		505,000	578,240
VTR Finance NV, 6.375%, 7/15/28(1)		3,070,000	3,276,304
			45,739,682
Metals and Mining — 0.9%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)		2,940,000	3,061,231
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)		5,739,000	5,954,212
Freeport-McMoRan, Inc., 4.625%, 8/1/30		3,481,000	3,768,182
Glencore Funding LLC, 2.625%, 9/23/31(1)		1,280,000	1,248,470
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		2,200,000	2,406,778
Novelis Corp., 4.75%, 1/30/30(1)		1,283,000	1,335,924
Novelis Corp., 3.875%, 8/15/31(1)		1,315,000	1,285,478
Steel Dynamics, Inc., 3.45%, 4/15/30		405,000	435,459
Steel Dynamics, Inc., 3.25%, 1/15/31		1,890,000	2,007,551
Teck Resources Ltd., 6.25%, 7/15/41		1,200,000	1,606,495
			23,109,780
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)		3,950,000	3,934,595
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)		5,140,000	5,184,975
			9,119,570
Multi-Utilities — 0.4%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)		1,645,000	1,640,823
Ameren Corp., 3.50%, 1/15/31		1,243,000	1,346,644
CenterPoint Energy, Inc., 4.25%, 11/1/28		1,020,000	1,154,564
Dominion Energy, Inc., 2.25%, 8/15/31		600,000	592,071
Dominion Energy, Inc., 4.90%, 8/1/41		750,000	943,050
NiSource, Inc., 5.65%, 2/1/45		967,000	1,352,084
Sempra Energy, 3.25%, 6/15/27		770,000	820,682
WEC Energy Group, Inc., 1.375%, 10/15/27		1,240,000	1,207,256
			9,057,174
Multiline Retail — 0.1%
Marks & Spencer plc, 4.50%, 7/10/27	GBP	1,400,000	2,017,756
Oil, Gas and Consumable Fuels — 2.6%
Aker BP ASA, 3.75%, 1/15/30(1)		$2,580,000	2,758,192
Aker BP ASA, 4.00%, 1/15/31(1)		650,000	706,755
BP Capital Markets America, Inc., 3.06%, 6/17/41		750,000	758,497
Chevron Corp., 2.00%, 5/11/27		550,000	560,893

		Principal Amount/Shares	Value
Diamondback Energy, Inc., 3.50%, 12/1/29		$680,000	$724,913
Ecopetrol SA, 4.625%, 11/2/31(3)		1,800,000	1,789,011
Enbridge, Inc., 3.40%, 8/1/51		900,000	927,351
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)		3,250,000	3,323,946
Energy Transfer LP, 3.60%, 2/1/23		949,000	974,998
Energy Transfer LP, 3.75%, 5/15/30		500,000	533,209
Energy Transfer LP, 4.90%, 3/15/35		450,000	511,802
Enterprise Products Operating LLC, 4.85%, 3/15/44		1,365,000	1,652,977
Enterprise Products Operating LLC, 3.30%, 2/15/53		644,000	646,437
EQM Midstream Partners LP, 4.50%, 1/15/29(1)		1,525,000	1,570,758
Equinor ASA, 3.25%, 11/18/49		320,000	347,068
Flex Intermediate Holdco LLC, 3.36%, 6/30/31(1)		775,000	785,024
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)		4,500,000	4,433,731
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)		3,500,000	3,465,354
Geopark Ltd., 6.50%, 9/21/24		809,000	834,200
Geopark Ltd., 5.50%, 1/17/27(1)		2,250,000	2,238,356
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		690,000	946,652
Lukoil Capital DAC, 3.60%, 10/26/31(1)		4,469,000	4,464,383
Lundin Energy Finance BV, 3.10%, 7/15/31(1)		650,000	655,683
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)		3,500,000	3,590,125
MEG Energy Corp., 5.875%, 2/1/29(1)		4,000,000	4,120,000
Petroleos Mexicanos, 6.875%, 10/16/25(1)		640,000	700,019
Petroleos Mexicanos, 5.95%, 1/28/31		6,000,000	5,914,950
Petroleos Mexicanos, 6.625%, 6/15/35		1,290,000	1,252,055
SA Global Sukuk Ltd., 2.69%, 6/17/31(1)		5,250,000	5,267,850
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		2,185,000	2,454,109
Southwestern Energy Co., 5.375%, 3/15/30		2,256,000	2,382,855
TransCanada PipeLines Ltd., 2.50%, 10/12/31		1,320,000	1,311,697
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30		580,000	615,552
Williams Cos., Inc. (The), 4.55%, 6/24/24		1,040,000	1,126,132
			64,345,534
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(1)		920,000	935,670
Pharmaceuticals — 0.3%
Astrazeneca Finance LLC, 1.75%, 5/28/28		736,000	733,461
Bausch Health Cos., Inc., 4.875%, 6/1/28(1)		1,575,000	1,623,904
Bayer AG, VRN, 2.375%, 11/12/79	EUR	1,800,000	2,080,821
Bristol-Myers Squibb Co., 2.55%, 11/13/50		$1,678,000	1,607,497
Viatris, Inc., 4.00%, 6/22/50		1,007,000	1,081,100
			7,126,783
Real Estate Management and Development — 0.2%
Essential Properties LP, 2.95%, 7/15/31		1,330,000	1,327,410
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)		3,293,000	3,298,302
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(1)		676,000	677,938
			5,303,650
Road and Rail — 0.4%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		757,000	931,842
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51		550,000	610,371
DAE Funding LLC, 1.55%, 8/1/24(1)		1,289,000	1,273,210
DAE Funding LLC, 3.375%, 3/20/28(1)		1,145,000	1,171,258
Triton Container International Ltd., 3.15%, 6/15/31(1)		1,360,000	1,376,683

		Principal Amount/Shares	Value
Union Pacific Corp., 2.40%, 2/5/30		$910,000	$936,973
Union Pacific Corp., MTN, 3.55%, 8/15/39		1,400,000	1,566,571
XPO Logistics, Inc., 6.25%, 5/1/25(1)		2,399,000	2,530,225
			10,397,133
Semiconductors and Semiconductor Equipment — 0.5%
Intel Corp., 2.80%, 8/12/41		1,680,000	1,678,359
Microchip Technology, Inc., 4.25%, 9/1/25		6,015,000	6,257,706
Qorvo, Inc., 4.375%, 10/15/29		2,712,000	2,915,400
Qorvo, Inc., 3.375%, 4/1/31(1)		1,364,000	1,411,890
			12,263,355
Software — 0.2%
Autodesk, Inc., 2.40%, 12/15/31		957,000	941,926
NCR Corp., 5.125%, 4/15/29(1)		2,700,000	2,764,341
Oracle Corp., 3.60%, 4/1/40		1,600,000	1,670,020
			5,376,287
Specialty Retail — 0.4%
AutoNation, Inc., 1.95%, 8/1/28		900,000	878,494
Home Depot, Inc. (The), 3.90%, 6/15/47		630,000	757,942
Home Depot, Inc. (The), 2.375%, 3/15/51		540,000	503,716
LBM Acquisition LLC, 6.25%, 1/15/29(1)		1,905,000	1,852,984
Lowe's Cos., Inc., 2.625%, 4/1/31		1,855,000	1,897,876
Michaels Cos., Inc. (The), 5.25%, 5/1/28(1)		2,015,000	2,037,769
Victoria's Secret & Co., 4.625%, 7/15/29(1)		1,620,000	1,629,153
			9,557,934
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc., 2.65%, 2/8/51		2,585,000	2,556,689
Dell International LLC / EMC Corp., 4.90%, 10/1/26		2,450,000	2,792,733
Dell International LLC / EMC Corp., 8.10%, 7/15/36		896,000	1,359,032
Dell International LLC / EMC Corp., 8.35%, 7/15/46		840,000	1,398,094
HP, Inc., 2.65%, 6/17/31(1)		1,650,000	1,625,497
Seagate HDD Cayman, 4.875%, 3/1/24		537,000	573,274
Seagate HDD Cayman, 4.875%, 6/1/27		2,440,000	2,692,582
Western Digital Corp., 4.75%, 2/15/26		4,359,000	4,794,900
			17,792,801
Thrifts and Mortgage Finance — 0.4%
Freedom Mortgage Corp., 6.625%, 1/15/27(1)		3,640,000	3,454,833
Nationwide Building Society, MTN, VRN, 2.00%, 7/25/29	EUR	2,400,000	2,890,150
Nationwide Building Society, VRN, 4.125%, 10/18/32(1)		$1,845,000	1,991,741
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)		2,925,000	3,020,063
			11,356,787
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(1)		989,000	1,093,375
BOC Aviation Ltd., MTN, 1.75%, 1/21/26		2,000,000	1,968,948
			3,062,323
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30		1,410,000	1,442,796
Wireless Telecommunication Services — 0.7%
Sprint Corp., 7.625%, 2/15/25		3,310,000	3,852,012
T-Mobile USA, Inc., 4.75%, 2/1/28		2,350,000	2,482,188
T-Mobile USA, Inc., 3.50%, 4/15/31(1)		745,000	772,010
T-Mobile USA, Inc., 3.50%, 4/15/31		3,553,000	3,681,814

		Principal Amount/Shares	Value
T-Mobile USA, Inc., 3.40%, 10/15/52(1)		$1,320,000	$1,316,113
Vodafone Group plc, VRN, 4.20%, 10/3/78	EUR	3,000,000	3,870,877
Vodafone Group plc, VRN, 2.625%, 8/27/80	EUR	1,000,000	1,184,573
			17,159,587
TOTAL CORPORATE BONDS (Cost $769,895,192)			775,646,815
COLLATERALIZED LOAN OBLIGATIONS — 7.1%
Aimco CLO Ltd., Series 2019-10A, Class CR, VRN, 2.03%, (3-month LIBOR plus 1.90%), 7/22/32(1)		$6,000,000	5,999,482
Aimco CLO Ltd., Series 2019-10A, Class DR, VRN, 3.03%, (3-month LIBOR plus 2.90%), 7/22/32(1)		2,200,000	2,208,760
AMMC CLO XIII Ltd., Series 2013-13A, Class A3R2, VRN, 2.375%, (3-month LIBOR plus 2.25%), 7/24/29(1)		4,500,000	4,504,711
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class B1, VRN, 3.03%, (3-month LIBOR plus 2.90%), 1/20/32(1)		8,850,000	8,877,690
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 2.23%, (3-month LIBOR plus 2.10%), 4/22/31(1)		2,400,000	2,404,168
ARES LII CLO Ltd., Series 2019-52A, Class DR, VRN, 3.43%, (3-month LIBOR plus 3.30%), 4/22/31(1)		5,200,000	5,225,887
Ares LVI CLO Ltd., Series 2020-56A, Class C, VRN, 2.52%, (3-month LIBOR plus 2.40%), 10/25/31(1)		4,625,000	4,625,231
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 1.72%, (3-month LIBOR plus 1.60%), 4/17/33(1)		5,650,000	5,637,980
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 2.17%, (3-month LIBOR plus 2.05%), 4/18/31(1)		6,225,000	6,234,235
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.58%, (3-month LIBOR plus 1.45%), 4/20/31(1)		4,700,000	4,685,406
CarVal CLO III Ltd., Series 2019-2A, Class CR, VRN, 2.08%, (3-month LIBOR plus 1.95%), 7/20/32(1)		3,000,000	3,002,992
CarVal CLO III Ltd., Series 2019-2A, Class DR, VRN, 3.08%, (3-month LIBOR plus 2.95%), 7/20/32(1)		3,900,000	3,910,995
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.52%, (3-month LIBOR plus 1.40%), 4/17/31(1)		4,684,800	4,677,633
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 1.97%, (3-month LIBOR plus 1.85%), 10/15/30(1)		4,250,000	4,250,044
Dryden CLO Ltd., Series 2019-72A, Class CR, VRN, 1.97%, (3-month LIBOR plus 1.85%), 5/15/32(1)		3,050,000	3,048,190
Dryden CLO Ltd., Series 2021-87A, Class D, VRN, 3.09%, (3-month LIBOR plus 2.95%), 5/20/34(1)		6,400,000	6,436,691
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.17%, (3-month LIBOR plus 2.05%), 4/15/33(1)		3,250,000	3,250,162
Elmwood CLO IV Ltd., Series 2020-1A, Class D, VRN, 3.27%, (3-month LIBOR plus 3.15%), 4/15/33(1)		3,700,000	3,700,185
Elmwood CLO V Ltd., Series 2020-2A, Class CR, VRN, 2.13%, (3-month LIBOR plus 2.00%), 10/20/34(1)		5,375,000	5,366,761
Elmwood CLO VII Ltd., Series 2020-4A, Class C, VRN, 2.37%, (3-month LIBOR plus 2.25%), 1/17/34(1)		3,275,000	3,286,378
Elmwood CLO VIII Ltd., Series 2021-1A, Class D, VRN, 3.13%, (3-month LIBOR plus 3.00%), 1/20/34(1)		6,000,000	6,036,291
Elmwood CLO X Ltd., Series 2021-3A, Class C, VRN, 2.04%, (3-month LIBOR plus 1.95%), 10/20/34(1)		3,000,000	2,997,950
Elmwood CLO X Ltd., Series 2021-3A, Class D, VRN, 2.99%, (3-month LIBOR plus 2.90%), 10/20/34(1)		7,500,000	7,530,797
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.25%, (3-month LIBOR plus 1.12%), 7/20/31(1)		3,025,000	3,025,600
KKR CLO Ltd., Series 18, Class CR, VRN, 2.22%, (3-month LIBOR plus 2.10%), 7/18/30(1)		5,975,000	5,975,035

	Principal Amount/Shares	Value
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/31(1)	$4,000,000	$3,997,625
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.62%, (3-month LIBOR plus 1.50%), 4/15/31(1)	3,750,000	3,738,031
Magnetite XIV-R Ltd., Series 2015-14RA, Class B, VRN, 1.72%, (3-month LIBOR plus 1.60%), 10/18/31(1)	3,850,000	3,851,915
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 2.22%, (3-month LIBOR plus 2.10%), 1/25/32(1)	5,200,000	5,207,632
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class DR, VRN, 2.98%, (3-month LIBOR plus 2.85%), 1/20/31(1)	3,500,000	3,511,927
Neuberger Berman Loan Advisers CLO Ltd., Series 2019-34A, Class C1, VRN, 2.73%, (3-month LIBOR plus 2.60%), 1/20/33(1)	4,485,000	4,496,852
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 2.13%, (3-month LIBOR plus 2.00%), 7/19/30(1)	4,500,000	4,497,128
OHA Credit Funding Ltd., Series 2020-7A, Class B, VRN, 1.82%, (3-month LIBOR plus 1.70%), 10/19/32(1)	3,750,000	3,751,865
Reese Park CLO Ltd., Series 2020-1A, Class C1, VRN, 2.57%, (3-month LIBOR plus 2.45%), 10/15/32(1)	3,650,000	3,653,597
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.48%, (3-month LIBOR plus 2.35%), 1/20/32(1)	4,000,000	4,006,659
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 2.63%, (3-month LIBOR plus 2.50%), 7/20/32(1)	8,000,000	8,031,390
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.82%, (3-month LIBOR plus 1.70%), 4/18/33(1)	4,750,000	4,754,709
Taconic Park CLO Ltd., Series 2016-1A, Class BR, VRN, 2.03%, (3-month LIBOR plus 1.90%), 1/20/29(1)	3,400,000	3,403,389
TCI Symphony CLO, Series 2016 -1A, Class CR2, VRN, 2.28%, (3-month LIBOR plus 2.15%), 10/13/32(1)(3)	3,850,000	3,850,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $176,866,551)		177,651,973
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.0%
Private Sponsor Collateralized Mortgage Obligations — 3.8%
Angel Oak Mortgage Trust, Series 2019-6, Class M1, VRN, 3.39%, 11/25/59(1)	5,500,000	5,510,327
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, (1-year H15T1Y plus 2.25%), 2/25/36	236,697	241,708
Bellemeade Re Ltd., Series 2019-1A, Class B1, VRN, 4.09%, (1-month LIBOR plus 4.00%), 3/25/29(1)	3,700,000	3,709,870
Bellemeade Re Ltd., Series 2021-3A, Class M1C, VRN, 1.60%, (SOFR plus 1.55%), 9/25/31(1)	5,900,000	5,869,704
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.94%, 8/25/34	662,606	682,151
COLT Mortgage Loan Trust, Series 2020-1, Class M1 SEQ, VRN, 3.33%, 2/25/50(1)	4,851,000	4,852,032
Deephaven Residential Mortgage Trust, Series 2020-2, Class B1, VRN, 5.89%, 5/25/65(1)	4,482,000	4,654,824
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, VRN, 5.28%, 5/25/65(1)	3,900,000	4,056,668
GCAT Trust, Series 2019-NQM2, Class M1, VRN, 3.31%, 9/25/59(1)	6,000,000	6,032,671
Homeward Opportunities Fund I Trust, Series 2019-3, Class M1, VRN, 3.52%, 11/25/59(1)	3,135,000	3,215,533
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class M1, VRN, 2.38%, 6/25/56(1)	5,000,000	4,959,530
JP Morgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	228,429	239,242
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.72%, 11/21/34	390,819	397,236

	Principal Amount/Shares	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.15%, 11/25/35	$24,372	$24,443
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.84%, 2/25/35	346,955	352,989
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.84%, 2/25/35	178,400	182,024
New Residential Mortgage Loan Trust, Series 2015-2A, Class B5, VRN, 5.48%, 8/25/55(1)	4,782,300	4,989,621
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class B1, VRN, 3.74%, 9/25/59(1)	5,154,000	5,197,037
Oaktown Re IV Ltd., Series 2020-1A, Class M2, VRN, 7.09%, (1-month LIBOR plus 7.00%), 7/25/30(1)	3,811,419	3,875,938
Radnor Re Ltd., Series 2018-1, Class M2, VRN, 2.79%, (1-month LIBOR plus 2.70%), 3/25/28(1)	12,500,000	12,590,095
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 1.75%, (SOFR plus 1.70%), 12/27/33(1)	6,500,000	6,509,025
Starwood Mortgage Residential Trust, Series 2020-2 Class B2E, VRN, 3.00%, 4/25/60(1)	5,000,000	4,992,352
Starwood Mortgage Residential Trust, Series 2020-3, Class M1 SEQ, VRN, 3.54%, 4/25/65(1)	3,529,000	3,567,020
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	497,213	512,491
Verus Securitization Trust, Series 2021-2, Class A3, VRN, 1.55%, 2/25/66(1)	2,803,045	2,797,098
Verus Securitization Trust, Series 2021-5, Class M1, VRN, 2.33%, 9/25/66(1)	5,250,000	5,215,656
		95,227,285
U.S. Government Agency Collateralized Mortgage Obligations — 1.2%
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.34%, (1-month LIBOR plus 3.25%), 5/25/25	829,695	842,455
FHLMC, Series 2018-DNA3, Class M2, VRN, 2.19%, (1-month LIBOR plus 2.10%), 9/25/48(1)	5,500,000	5,576,877
FHLMC, Series 2020-HQA4, Class M2, VRN, 3.24%, (1-month LIBOR plus 3.15%), 9/25/50(1)	1,076,867	1,082,810
FHLMC, Series 2021-DNA6, Class B1, VRN, 3.45%, (SOFR plus 3.40%), 10/25/41(1)	5,670,000	5,699,739
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	669,651	118,473
FHLMC, Series 5146, Class DI, IO, 5.50%, 7/25/39	1,174,165	219,600
FNMA, Series 2013-C01, Class M2, VRN, 5.34%, (1-month LIBOR plus 5.25%), 10/25/23	3,160,554	3,290,963
FNMA, Series 2014-C02, Class 2M2, VRN, 2.69%, (1-month LIBOR plus 2.60%), 5/25/24	1,985,710	2,019,499
FNMA, Series 2015-C04, Class 1M2, VRN, 5.79%, (1-month LIBOR plus 5.70%), 4/25/28	1,725,517	1,828,073
FNMA, Series 2016-C03, Class 2M2, VRN, 5.99%, (1-month LIBOR plus 5.90%), 10/25/28	845,719	891,305
FNMA, Series 2016-C06, Class 1M2, VRN, 4.34%, (1-month LIBOR plus 4.25%), 4/25/29	3,989,620	4,148,777
FNMA, Series 2018-C04, Class 2M2, VRN, 2.64%, (1-month LIBOR plus 2.55%), 12/25/30	3,934,941	4,003,446
		29,722,017
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $125,102,760)		124,949,302
PREFERRED STOCKS — 4.1%
Automobiles — 0.2%
Volkswagen International Finance NV, 3.875%	4,500,000	5,678,768
Banks — 0.6%
Banco Santander SA, 4.75%	3,800,000	3,829,146
Banque Federative du Credit Mutuel SA, MTN, 0.15%	800,000	886,634

	Principal Amount/Shares	Value
Citigroup, Inc., 4.15%	1,350,000	$1,358,100
ING Groep NV, 3.875%	3,900,000	3,763,500
PNC Financial Services Group, Inc. (The), 3.40%	603,000	596,216
SVB Financial Group, 4.25%	3,245,000	3,260,819
US Bancorp, 3.70%	1,880,000	1,877,274
		15,571,689
Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), 4.125%	4,160,000	4,176,432
Consumer Finance — 0.1%
Ally Financial, Inc., 4.70%	2,630,000	2,682,600
Diversified Telecommunication Services — 0.3%
Orange SA, MTN, 2.375%	1,000,000	1,208,395
Telefonica Europe BV, 2.38%	1,000,000	1,113,800
Telefonica Europe BV, 2.50%	700,000	825,384
Telefonica Europe BV, 2.875%	1,800,000	2,124,892
Telefonica Europe BV, 3.00%	1,100,000	1,311,827
		6,584,298
Electric Utilities — 0.4%
Electricite de France SA, 3.375%	3,000,000	3,613,586
Enel SpA, 2.25%	1,900,000	2,279,869
Naturgy Finance BV, 4.125%	700,000	842,600
SSE plc, 3.125%	2,600,000	3,222,919
		9,958,974
Hotels, Restaurants and Leisure — 0.1%
Accor SA, 2.625%	2,600,000	2,883,167
Insurance — 1.2%
Allianz SE, 2.625%	2,000,000	2,282,718
Allianz SE, 3.20%(1)	10,595,000	10,263,906
Assicurazioni Generali SpA, MTN, 4.60%	3,900,000	4,990,722
AXA SA, MTN, 6.69%	1,230,000	2,035,177
BNP Paribas Cardif SA, 4.03%	3,100,000	4,016,122
Credit Agricole Assurances SA, 4.25%	3,300,000	4,195,707
Intesa Sanpaolo Vita SpA, 4.75%	2,300,000	2,892,774
		30,677,126
Oil, Gas and Consumable Fuels — 0.6%
Eni SpA, 3.375%	4,700,000	5,737,676
TotalEnergies SE, MTN, 2.625%	3,292,000	4,005,343
Wintershall Dea Finance 2 BV, 2.50%	2,100,000	2,408,538
Wintershall Dea Finance 2 BV, 3.00%	1,400,000	1,592,231
		13,743,788
Trading Companies and Distributors — 0.4%
Air Lease Corp., 4.125%	4,320,000	4,266,000
Aircastle Ltd., 5.25%(1)	5,290,000	5,448,700
		9,714,700
TOTAL PREFERRED STOCKS (Cost $101,332,569)		101,671,542
ASSET-BACKED SECURITIES — 3.2%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(1)	$4,823,438	4,835,568
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33(1)	3,881,231	3,880,881
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(1)	4,057,000	4,041,698

	Principal Amount/Shares	Value
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	$13,400,000	$13,485,192
FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.24%, 8/17/38(1)	5,800,000	5,752,985
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	1,862,886	1,958,322
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(1)	3,006,606	2,998,169
InStar Leasing III LLC, Series 2021-1A, Class A SEQ, 2.30%, 2/15/54(1)	8,679,408	8,720,315
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)	6,045,933	5,933,129
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)	11,229,960	11,192,627
Progress Residential Trust, Series 2021-SFR1, Class F, 2.76%, 4/17/38(1)	7,500,000	7,349,612
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(1)	5,400,000	5,324,514
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.17%, 11/20/37(1)	1,897,920	1,894,158
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	1,402,094	1,401,620
TOTAL ASSET-BACKED SECURITIES (Cost $78,999,671)		78,768,790
EXCHANGE-TRADED FUNDS — 2.8%
iShares JP Morgan USD Emerging Markets Bond ETF	230,000	25,274,700
VanEck J. P. Morgan EM Local Currency Bond ETF	1,530,000	45,043,200
TOTAL EXCHANGE-TRADED FUNDS (Cost $73,235,959)		70,317,900
U.S. TREASURY SECURITIES — 2.5%
U.S. Treasury Bills, 0.09%, 11/4/21(5)	$22,500,000	22,499,944
U.S. Treasury Bills, 0.08%, 12/30/21(5)(6)	2,900,000	2,899,620
U.S. Treasury Bonds, 4.50%, 5/15/38	650,000	907,613
U.S. Treasury Bonds, 3.50%, 2/15/39	50,000	62,541
U.S. Treasury Bonds, 1.125%, 5/15/40(6)	4,500,000	3,897,949
U.S. Treasury Bonds, 1.375%, 11/15/40(6)	15,500,000	13,999,043
U.S. Treasury Bonds, 3.00%, 5/15/42	400,000	470,109
U.S. Treasury Bonds, 2.875%, 5/15/43	100,000	115,617
U.S. Treasury Bonds, 3.75%, 11/15/43	500,000	658,662
U.S. Treasury Bonds, 3.00%, 11/15/44	300,000	356,684
U.S. Treasury Bonds, 2.50%, 2/15/45	720,000	789,328
U.S. Treasury Bonds, 3.00%, 5/15/45	800,000	955,688
U.S. Treasury Bonds, 2.50%, 5/15/46	1,150,000	1,268,684
U.S. Treasury Bonds, 2.25%, 8/15/49(6)	2,250,000	2,400,249
U.S. Treasury Bonds, 2.375%, 11/15/49	600,000	657,059
U.S. Treasury Bonds, 1.25%, 5/15/50(6)	8,750,000	7,405,542
U.S. Treasury Bonds, 1.375%, 8/15/50(6)	3,500,000	3,053,818
TOTAL U.S. TREASURY SECURITIES (Cost $65,239,612)		62,398,150
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.25%), 9/1/35	521,293	557,925
FHLMC, VRN, 1.875%, (12-month LIBOR plus 1.63%), 8/1/46	500,333	520,804
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	308,138	321,205
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	247,300	257,792
FNMA, VRN, 1.68%, (6-month LIBOR plus 1.54%), 9/1/35	547,003	569,706
FNMA, VRN, 3.20%, (12-month LIBOR plus 1.61%), 3/1/47	983,306	1,020,697

	Principal Amount/Shares	Value
FNMA, VRN, 3.10%, (12-month LIBOR plus 1.61%), 4/1/47	$677,207	$703,262
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	882,561	915,359
		4,866,750
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.8%
FHLMC, 6.00%, 2/1/38	1,009	1,193
FHLMC, 3.00%, 6/1/51	474,243	495,223
FHLMC, 2.50%, 9/1/51	137,760	141,687
FHLMC, 3.50%, 9/1/51	1,138,276	1,204,474
FHLMC, 2.50%, 10/1/51	136,807	140,647
FNMA, 3.50%, 10/1/40	1,165,546	1,265,043
FNMA, 4.50%, 9/1/41	7,393	8,271
FNMA, 3.50%, 12/1/41	63,618	68,792
FNMA, 3.50%, 5/1/42	23,990	26,040
FNMA, 3.50%, 6/1/42	13,416	14,564
FNMA, 3.50%, 8/1/42	84,276	91,369
FNMA, 3.50%, 9/1/42	7,938	8,615
FNMA, 4.00%, 2/1/46	156,641	170,381
FNMA, 2.50%, 6/1/51	971,610	999,234
FNMA, 3.50%, 8/1/51	542,345	576,038
FNMA, 3.50%, 9/1/51	1,156,749	1,229,492
GNMA, 2.50%, TBA	2,250,000	2,313,062
GNMA, 6.00%, 7/15/33	2,207	2,609
GNMA, 5.50%, 1/15/39	2,365	2,792
GNMA, 5.50%, 9/15/39	9,342	10,891
GNMA, 4.50%, 10/15/39	3,135	3,577
GNMA, 5.00%, 10/15/39	5,447	6,317
GNMA, 4.50%, 1/15/40	3,920	4,440
GNMA, 4.00%, 12/15/40	4,857	5,384
GNMA, 4.50%, 12/15/40	18,194	20,849
GNMA, 3.50%, 6/20/42	2,589,809	2,787,384
GNMA, 3.50%, 3/15/46	428,187	459,969
GNMA, 3.50%, 6/20/51	1,116,309	1,170,206
GNMA, 3.00%, 7/20/51	7,364,937	7,656,792
GNMA, 3.00%, 8/20/51	7,419,807	7,730,685
GNMA, 2.50%, 9/20/51	747,523	768,958
GNMA, 3.00%, 9/20/51	14,917,730	15,562,417
UMBS, 2.50%, TBA	825,000	847,349
		45,794,744
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $50,641,644)		50,661,494
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(1)	5,700,000	5,950,441
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	6,200,000	6,295,608
BXMT Ltd., Series 2020-FL2, Class D, VRN, 2.11%, (SOFR plus 2.06%), 2/15/38(1)	8,000,000	7,976,849
PFP Ltd., Series 2021-8, Class D, VRN, 2.24%, (1-month LIBOR plus 2.15%), 8/9/37(1)	4,800,000	4,795,761
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $25,188,000)		25,018,659
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	605,000	916,807
California State University Rev., 2.98%, 11/1/51	825,000	847,423

	Principal Amount/Shares	Value
Chicago GO, 7.05%, 1/1/29	$385,000	$440,307
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	37,080
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	725,000	767,619
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	1,905,000	1,921,575
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	565,000	590,110
Los Angeles Community College District GO, 6.75%, 8/1/49	675,000	1,163,946
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	75,000	99,346
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	200,000	285,047
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	1,600,000	1,638,179
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	175,000	219,923
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	163,888
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	230,000	367,911
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	68,475
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	830,000	858,684
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	130,000	193,123
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	572,467
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	450,000	487,500
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	205,000	278,307
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	200,000	274,432
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	300,000	370,498
State of California GO, 4.60%, 4/1/38	120,000	139,233
State of California GO, 7.55%, 4/1/39	410,000	691,239
State of California GO, 7.30%, 10/1/39	595,000	946,668
State of California GO, 7.60%, 11/1/40	20,000	34,725
TOTAL MUNICIPAL SECURITIES (Cost $13,630,862)		14,374,512
BANK LOAN OBLIGATIONS(7) — 0.2%
Media — 0.2%
DirecTV Financing, LLC, Term Loan, 7/22/27(8) (Cost $6,090,188)	6,075,000	6,086,391
TEMPORARY CASH INVESTMENTS — 2.4%
Credit Agricole Corporate and Investment Bank, 0.06%, 11/1/21(1)(5)	43,337,000	43,336,765
Landesbank Baden-Wuerttemberg, 0.06%, 11/1/21(1)(5)	15,073,000	15,072,888
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $150,599), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $147,467)		147,467
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $498,882), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $489,000)		489,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $59,046,467)		59,046,120
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $2,500,116,938)		2,519,694,531
OTHER ASSETS AND LIABILITIES — (1.0)%		(25,714,207)
TOTAL NET ASSETS — 100.0%		$2,493,980,324

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,474,846	AUD	19,627,974	Bank of America N.A.	12/15/21	$(292,763)
USD	2,582,586	AUD	3,423,805	Bank of America N.A.	12/15/21	6,598
USD	42,647,770	CAD	54,067,776	Bank of America N.A.	12/15/21	(1,042,771)
USD	8,365,555	CAD	10,597,460	Bank of America N.A.	12/15/21	(197,933)
USD	13,723,409	CHF	12,631,575	Morgan Stanley	12/15/21	(90,110)
CLP	5,447,795,324	USD	6,661,118	Goldman Sachs & Co.	12/15/21	3,362
USD	6,934,155	CLP	5,504,471,272	Goldman Sachs & Co.	12/15/21	200,342
USD	268,083,141	CNY	1,746,829,747	Goldman Sachs & Co.	12/15/21	(3,508,635)
COP	94,596,155,853	USD	25,250,286	Goldman Sachs & Co.	12/15/21	(203,588)
USD	3,772,143	CZK	81,211,551	UBS AG	12/15/21	120,645
USD	55,924,540	DKK	351,404,530	UBS AG	12/15/21	1,256,528
USD	393,590,293	EUR	339,269,220	JPMorgan Chase Bank N.A.	11/17/21	1,280,862
USD	4,038,977	EUR	3,474,042	JPMorgan Chase Bank N.A.	11/17/21	21,815
USD	3,998,947	EUR	3,462,501	JPMorgan Chase Bank N.A.	11/17/21	(4,870)
GBP	1,467,176	USD	1,991,891	Bank of America N.A.	12/15/21	16,314
USD	58,841,833	GBP	42,714,534	Bank of America N.A.	12/15/21	376,105
USD	5,061,977	GBP	3,721,820	Bank of America N.A.	12/15/21	(32,283)
USD	1,995,907	GBP	1,465,384	Bank of America N.A.	12/15/21	(9,844)
USD	1,349,291	GBP	989,931	Bank of America N.A.	12/15/21	(5,682)
USD	7,279,492	IDR	105,079,462,925	Goldman Sachs & Co.	12/15/21	(74,122)
JPY	573,101,413	USD	5,039,008	Bank of America N.A.	11/17/21	(10,189)
USD	172,814,330	JPY	19,720,302,866	Bank of America N.A.	11/17/21	(226,322)
MXN	514,537,652	USD	25,088,383	Morgan Stanley	12/15/21	(259,289)
USD	4,809,881	MXN	97,212,501	Morgan Stanley	12/15/21	118,876
MYR	32,449,671	USD	7,795,717	Goldman Sachs & Co.	12/15/21	15,717
USD	14,587,889	MYR	60,970,083	Goldman Sachs & Co.	12/15/21	(89,108)
USD	5,638,411	NOK	49,122,798	UBS AG	12/15/21	(174,514)
USD	1,907,154	NZD	2,687,343	Bank of America N.A.	12/15/21	(17,360)
USD	4,895,725	PLN	18,676,921	UBS AG	12/15/21	218,746
RUB	2,332,700,922	USD	33,091,852	Goldman Sachs & Co.	12/15/21	(492,501)
USD	2,597,520	RUB	193,742,507	Goldman Sachs & Co.	12/15/21	(110,020)
USD	28,281,883	RUB	2,045,012,018	Goldman Sachs & Co.	12/15/21	(297,034)
USD	2,781,661	SEK	23,942,732	UBS AG	12/15/21	(7,915)
USD	3,642,303	SGD	4,902,030	Bank of America N.A.	12/15/21	7,825
USD	14,166,865	THB	465,098,171	Goldman Sachs & Co.	12/15/21	154,798
						$(3,348,320)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	1,053	December 2021	$162,821,749	$(2,459,675)
Euro-OAT 10-Year Bonds	308	December 2021	58,391,866	(1,676,161)
Japanese 10-Year Government Bonds	117	December 2021	155,336,170	(554,043)
Japanese 10-Year Mini Government Bonds	76	December 2021	10,088,212	(41,230)
Korean Treasury 10-Year Bonds	277	December 2021	28,658,851	(1,327,931)
U.K. Gilt 10-Year Bonds	477	December 2021	81,547,612	(2,033,596)
U.S. Treasury 2-Year Notes	379	December 2021	83,095,750	(321,903)
U.S. Treasury 5-Year Notes	192	December 2021	23,376,000	1,126
			$603,316,210	$(8,413,413)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bund 10-Year Bonds	155	December 2021	$30,123,738	$596,375
Euro-Buxl 30-Year Bonds	65	December 2021	15,702,756	92,981
U.S. Treasury 10-Year Notes	455	December 2021	59,469,922	(169,027)
U.S. Treasury 10-Year Ultra Notes	693	December 2021	100,506,656	1,386,446
U.S. Treasury Long Bonds	187	December 2021	30,077,781	443,760
			$235,880,853	$2,350,535
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 34	Buy	(5.00)%	6/20/25	$30,038,000	$(400,653)	$(2,289,488)	$(2,690,141)
Markit CDX North America High Yield Index Series 35	Buy	(5.00)%	12/20/25	$139,000,000	(10,377,233)	(2,661,576)	(13,038,809)
Markit CDX North America High Yield Index Series 36	Buy	(5.00)%	6/20/26	$35,000,000	(3,169,959)	(137,516)	(3,307,475)
Markit CDX North America Investment Grade Index Series 34	Buy	(1.00)%	6/20/25	$27,000,000	364,427	(921,713)	(557,286)
					$(13,583,418)	$(6,010,293)	$(19,593,711)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Monthly	Fixed Rate	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
MXIBTIIE	Pay	5.44%	5/22/23	MXN	1,247,000,000	$514	$(1,470,858)	$(1,470,344)
MXIBTIIE	Pay	5.44%	5/22/23	MXN	1,247,000,000	514	(1,470,858)	(1,470,344)
						$1,028	$(2,941,716)	$(2,940,688)

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BZDIOVRA	Pay	7.31%	1/2/24	BRL	174,737,000	$(2,492,513)
*Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$6,750,000	$(554)	$522,507	$521,953
CPURNSA	Receive	2.30%	2/24/26	$23,000,000	640	1,566,489	1,567,129
CPURNSA	Receive	2.29%	2/24/26	$23,000,000	640	1,580,093	1,580,733
					$726	$3,669,089	$3,669,815

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation	MTN	-	Medium Term Note
			MXIBTIIE	-	28-day Mexico Interbank Equilibrium Interest Rate Index
AUD	-	Australian Dollar
BRL	-	Brazilian Real	MXN	-	Mexican Peso
BZDIOVRA	-	Brazil Interbank Deposit Rate	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CDX	-	Credit Derivatives Indexes	NZD	-	New Zealand Dollar
CHF	-	Swiss Franc	PLN	-	Polish Zloty
CLP	-	Chilean Peso	RUB	-	Russian Ruble
CNY	-	Chinese Yuan	SEK	-	Swedish Krona
COP	-	Colombian Peso	SEQ	-	Sequential Payer
CPI	-	Consumer Price Index	SGD	-	Singapore Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	SOFR	-	Secured Overnight Financing Rate
			TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation	THB	-	Thai Baht
			UMBS	-	Uniform Mortgage-Backed Securities
FNMA	-	Federal National Mortgage Association	USD	-	United States Dollar
GBP	-	British Pound	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IDR	-	Indonesian Rupiah
IO	-	Interest Only
JPY	-	Japanese Yen
LIBOR	-	London Interbank Offered Rate

†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $971,512,324, which represented 39.0% of total net assets. Of these securities, 5.4% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(2)Security is a zero-coupon bond.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Perpetual maturity with no stated maturity date.
(5)The rate indicated is the yield to maturity at purchase.
(6)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $31,865,560.
(7)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(8)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $2,500,116,938)	$2,519,694,531
Cash	5,609,977
Foreign currency holdings, at value (cost of $33,340)	17,579
Foreign deposits with broker for futures contracts, at value (cost of $544,628)	515,897
Receivable for investments sold	11,737,400
Receivable for capital shares sold	1,687,032
Receivable for variation margin on futures contracts	81,401
Receivable for variation margin on swap agreements	482,621
Unrealized appreciation on forward foreign currency exchange contracts	3,798,533
Interest and dividends receivable	18,415,830
2,562,040,801

Liabilities
Payable for investments purchased	52,830,891
Payable for capital shares redeemed	2,645,382
Payable for variation margin on futures contracts	2,202,288
Payable for variation margin on swap agreements	433,648
Unrealized depreciation on forward foreign currency exchange contracts	7,146,853
Swap agreements, at value	2,492,513
Accrued management fees	256,148
Distribution and service fees payable	917
Accrued foreign taxes	51,837
68,060,477

Net Assets	$2,493,980,324

Net Assets Consist of:
Capital paid in	$2,442,002,949
Distributable earnings	51,977,375
$2,493,980,324

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$298,790,256	28,656,113	$10.43
I Class	$18,975,044	1,813,652	$10.46
Y Class	$62,274,285	5,944,502	$10.48
A Class	$1,450,401	139,959	$10.36*
C Class	$571,027	56,074	$10.18
R Class	$286,543	27,820	$10.30
R5 Class	$15,135,902	1,447,297	$10.46
R6 Class	$7,318,625	699,878	$10.46
G Class	$2,089,178,241	199,284,546	$10.48
*Maximum offering price $10.85 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $44,753)	$52,106,798
Dividends	1,452,539
53,559,337

Expenses:
Management fees	14,522,928
Distribution and service fees:
A Class	4,488
C Class	6,356
R Class	1,452
Trustees' fees and expenses	158,194
Other expenses	12,343
14,705,761
Fees waived(1)	(11,623,715)
3,082,046

Net investment income (loss)	50,477,291

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,100,273
Forward foreign currency exchange contract transactions	4,405,518
Futures contract transactions	1,007,915
Swap agreement transactions	(3,171,134)
Foreign currency translation transactions	506,719
25,849,291

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(14,136))	(33,093,176)
Forward foreign currency exchange contracts	(7,148,772)
Futures contracts	(7,362,744)
Swap agreements	(3,685,967)
Translation of assets and liabilities in foreign currencies	(273,163)
(51,563,822)

Net realized and unrealized gain (loss)	(25,714,531)

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,762,760
(1)Amount consists of $116,371, $7,372, $21,511, $718, $254, $116, $6,283, $3,130 and $11,467,960 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$50,477,291	$29,712,258
Net realized gain (loss)	25,849,291	(13,296,212)
Change in net unrealized appreciation (depreciation)	(51,563,822)	15,728,899
Net increase (decrease) in net assets resulting from operations	24,762,760	32,144,945

Distributions to Shareholders
From earnings:
Investor Class	(846,117)	(6,442,817)
I Class	(51,424)	(405,704)
Y Class	(198,452)	(789,597)
A Class	(5,640)	(34,296)
C Class	(2,138)	(8,313)
R Class	(903)	(2,675)
R5 Class	(65,875)	(510,969)
R6 Class	(38,615)	(191,492)
G Class	(22,655,670)	(33,969,939)
Decrease in net assets from distributions	(23,864,834)	(42,355,802)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	542,594,964	636,572,804

Net increase (decrease) in net assets	543,492,890	626,361,947

Net Assets
Beginning of period	1,950,487,434	1,324,125,487
End of period	$2,493,980,324	$1,950,487,434

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 56% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2021, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Trustees. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2021 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.83%	0.79%
I Class	0.73%	0.69%
Y Class	0.63%	0.59%
A Class	0.83%	0.79%
C Class	0.83%	0.79%
R Class	0.83%	0.79%
R5 Class	0.63%	0.59%
R6 Class	0.58%	0.54%
G Class	0.58%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $3,172,743,843, of which $1,004,015,289 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $2,704,268,124, of which $1,136,285,667 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,750,010	$39,221,655	2,901,386	$29,829,893
Issued in reinvestment of distributions	80,044	845,266	628,783	6,435,572
Redeemed	(603,064)	(6,307,220)	(4,647,767)	(47,204,255)
	3,226,990	33,759,701	(1,117,598)	(10,938,790)
I Class
Sold	810,801	8,491,204	935,486	9,616,163
Issued in reinvestment of distributions	4,772	50,486	37,501	384,558
Redeemed	(544,320)	(5,726,745)	(1,038,427)	(10,755,512)
	271,253	2,814,945	(65,440)	(754,791)
Y Class
Sold	2,228,724	23,475,195	1,768,289	18,254,229
Issued in reinvestment of distributions	18,735	198,452	76,907	789,597
Redeemed	(430,219)	(4,524,426)	(487,011)	(5,011,517)
	1,817,240	19,149,221	1,358,185	14,032,309
A Class
Sold	11,998	125,420	64,527	665,103
Issued in reinvestment of distributions	504	5,302	3,136	32,005
Redeemed	(70,811)	(739,616)	(56,234)	(578,290)
	(58,309)	(608,894)	11,429	118,818
C Class
Sold	710	7,295	9,715	96,605
Issued in reinvestment of distributions	191	1,986	647	6,553
Redeemed	(13,845)	(141,943)	(41,877)	(421,013)
	(12,944)	(132,662)	(31,515)	(317,855)
R Class
Sold	7,588	78,826	17,363	176,841
Issued in reinvestment of distributions	50	519	263	2,675
Redeemed	(8,297)	(85,807)	(5,071)	(51,995)
	(659)	(6,462)	12,555	127,521
R5 Class
Sold	6,718	70,225	11,015	113,608
Issued in reinvestment of distributions	6,231	65,875	49,872	510,969
Redeemed	(100,295)	(1,056,279)	(492,500)	(4,993,872)
	(87,346)	(920,179)	(431,613)	(4,369,295)
R6 Class
Sold	148,131	1,556,559	239,879	2,476,324
Issued in reinvestment of distributions	3,652	38,615	18,687	191,492
Redeemed	(230,687)	(2,423,000)	(170,356)	(1,744,967)
	(78,904)	(827,826)	88,210	922,849
G Class
Sold	53,795,515	568,179,957	77,670,330	810,254,412
Issued in reinvestment of distributions	2,137,571	22,655,670	3,309,225	33,969,939
Redeemed	(9,606,581)	(101,468,507)	(20,070,888)	(206,472,313)
	46,326,505	489,367,120	60,908,667	637,752,038
Net increase (decrease)	51,403,826	$542,594,964	60,732,880	$636,572,804

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$973,102,883	—
Corporate Bonds	—	775,646,815	—
Collateralized Loan Obligations	—	177,651,973	—
Collateralized Mortgage Obligations	—	124,949,302	—
Preferred Stocks	—	101,671,542	—
Asset-Backed Securities	—	78,768,790	—
Exchange-Traded Funds	$70,317,900	—	—
U.S. Treasury Securities	—	62,398,150	—
U.S. Government Agency Mortgage-Backed Securities	—	50,661,494	—
Commercial Mortgage-Backed Securities	—	25,018,659	—
Municipal Securities	—	14,374,512	—
Bank Loan Obligations	—	6,086,391	—
Temporary Cash Investments	—	59,046,120	—
	$70,317,900	$2,449,376,631	—
Other Financial Instruments
Futures Contracts	$1,831,332	$689,356	—
Swap Agreements	—	3,669,815	—
Forward Foreign Currency Exchange Contracts	—	3,798,533	—
	$1,831,332	$8,157,704	—

Liabilities
Other Financial Instruments
Futures Contracts	$490,930	$8,092,636	—
Swap Agreements	—	25,026,912	—
Forward Foreign Currency Exchange Contracts	—	7,146,853	—
	$490,930	$40,266,401	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $209,388,833.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,211,224,663.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $432,758,960 futures contracts purchased and $226,923,755 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $124,253,834.
Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $101,333,333.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$482,621	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	3,798,533	Unrealized depreciation on forward foreign currency exchange contracts	$7,146,853
Interest Rate Risk	Receivable for variation margin on futures contracts*	81,401	Payable for variation margin on futures contracts*	2,202,288
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	352,248
Interest Rate Risk	Swap agreements	—	Swap agreements	2,492,513
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	81,400
		$4,362,555		$12,275,302
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(9,354,194)	Change in net unrealized appreciation (depreciation) on swap agreements	$(2,500,893)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	4,405,518	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(7,148,772)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,007,915	Change in net unrealized appreciation (depreciation) on futures contracts	(7,362,744)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	137,803	Change in net unrealized appreciation (depreciation) on swap agreements	(4,915,043)
Other Contracts	Net realized gain (loss) on swap agreement transactions	6,045,257	Change in net unrealized appreciation (depreciation) on swap agreements	3,729,969
		$2,242,299		$(18,197,483)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$19,659,548	$42,355,802
Long-term capital gains	$4,205,286	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,502,221,319
Gross tax appreciation of investments	$50,856,522
Gross tax depreciation of investments	(33,383,310)
Net tax appreciation (depreciation) of investments	17,473,212
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,457,000)
Net tax appreciation (depreciation)	$10,016,212
Other book-to-tax adjustments	$(4,844,137)
Undistributed ordinary income	$38,916,767
Accumulated long-term gains	$7,888,533

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$10.40	0.15	(0.09)	0.06	—	(0.03)	(0.03)	$10.43	0.59%	0.80%	0.84%	1.46%	1.42%	119%	$298,790
2020	$10.44	0.15	0.05	0.20	(0.24)	—	(0.24)	$10.40	1.96%	0.83%	0.84%	1.46%	1.45%	106%	$264,352
2019	$10.03	0.21	0.78	0.99	(0.58)	—	(0.58)	$10.44	10.36%	0.84%	0.84%	2.10%	2.10%	46%	$277,044
2018	$10.36	0.23	(0.36)	(0.13)	(0.17)	(0.03)	(0.20)	$10.03	(1.33)%	0.84%	0.93%	2.26%	2.17%	78%	$299,230
2017	$10.28	0.13	0.09	0.22	(0.11)	(0.03)	(0.14)	$10.36	2.23%	0.84%	0.96%	1.32%	1.20%	130%	$294,535
I Class
2021	$10.42	0.17	(0.10)	0.07	—(3)	(0.03)	(0.03)	$10.46	0.70%	0.70%	0.74%	1.56%	1.52%	119%	$18,975
2020	$10.47	0.16	0.04	0.20	(0.25)	—	(0.25)	$10.42	2.01%	0.73%	0.74%	1.56%	1.55%	106%	$16,077
2019	$10.06	0.22	0.78	1.00	(0.59)	—	(0.59)	$10.47	10.44%	0.74%	0.74%	2.20%	2.20%	46%	$16,830
2018	$10.38	0.24	(0.35)	(0.11)	(0.18)	(0.03)	(0.21)	$10.06	(1.16)%	0.74%	0.83%	2.36%	2.27%	78%	$10,569
2017(4)	$10.14	0.09	0.15	0.24	—	—	—	$10.38	2.37%	0.74%(5)	0.86%(5)	1.51%(5)	1.39%(5)	130%(6)	$11,856

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$10.44	0.18	(0.10)	0.08	(0.01)	(0.03)	(0.04)	$10.48	0.80%	0.60%	0.64%	1.66%	1.62%	119%	$62,274
2020	$10.49	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.44	2.15%	0.63%	0.64%	1.66%	1.65%	106%	$43,071
2019	$10.07	0.22	0.80	1.02	(0.60)	—	(0.60)	$10.49	10.65%	0.64%	0.64%	2.30%	2.30%	46%	$29,035
2018	$10.39	0.27	(0.38)	(0.11)	(0.18)	(0.03)	(0.21)	$10.07	(1.09)%	0.64%	0.73%	2.46%	2.37%	78%	$7,891
2017(4)	$10.14	0.09	0.16	0.25	—	—	—	$10.39	2.47%	0.64%(5)	0.76%(5)	1.59%(5)	1.47%(5)	130%(6)	$5
A Class
2021	$10.36	0.13	(0.10)	0.03	—	(0.03)	(0.03)	$10.36	0.30%	1.05%	1.09%	1.21%	1.17%	119%	$1,450
2020	$10.39	0.12	0.05	0.17	(0.20)	—	(0.20)	$10.36	1.69%	1.08%	1.09%	1.21%	1.20%	106%	$2,054
2019	$9.98	0.18	0.78	0.96	(0.55)	—	(0.55)	$10.39	10.12%	1.09%	1.09%	1.85%	1.85%	46%	$1,941
2018	$10.31	0.20	(0.36)	(0.16)	(0.14)	(0.03)	(0.17)	$9.98	(1.59)%	1.09%	1.18%	2.01%	1.92%	78%	$1,753
2017	$10.24	0.10	0.09	0.19	(0.09)	(0.03)	(0.12)	$10.31	1.88%	1.09%	1.21%	1.07%	0.95%	130%	$2,157
C Class
2021	$10.26	0.05	(0.10)	(0.05)	—	(0.03)	(0.03)	$10.18	(0.48)%	1.80%	1.84%	0.46%	0.42%	119%	$571
2020	$10.25	0.05	0.05	0.10	(0.09)	—	(0.09)	$10.26	0.97%	1.83%	1.84%	0.46%	0.45%	106%	$708
2019	$9.85	0.11	0.76	0.87	(0.47)	—	(0.47)	$10.25	9.27%	1.84%	1.84%	1.10%	1.10%	46%	$1,030
2018	$10.17	0.12	(0.34)	(0.22)	(0.07)	(0.03)	(0.10)	$9.85	(2.27)%	1.84%	1.93%	1.26%	1.17%	78%	$1,196
2017	$10.10	0.03	0.08	0.11	(0.01)	(0.03)	(0.04)	$10.17	1.13%	1.84%	1.96%	0.32%	0.20%	130%	$1,824

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$10.32	0.10	(0.09)	0.01	—	(0.03)	(0.03)	$10.30	0.11%	1.30%	1.34%	0.96%	0.92%	119%	$287
2020	$10.34	0.10	0.04	0.14	(0.16)	—	(0.16)	$10.32	1.42%	1.33%	1.34%	0.96%	0.95%	106%	$294
2019	$9.94	0.15	0.77	0.92	(0.52)	—	(0.52)	$10.34	9.77%	1.34%	1.34%	1.60%	1.60%	46%	$165
2018	$10.26	0.17	(0.34)	(0.17)	(0.12)	(0.03)	(0.15)	$9.94	(1.75)%	1.34%	1.43%	1.76%	1.67%	78%	$97
2017	$10.19	0.09	0.07	0.16	(0.06)	(0.03)	(0.09)	$10.26	1.63%	1.34%	1.46%	0.82%	0.70%	130%	$146
R5 Class
2021	$10.42	0.17	(0.09)	0.08	(0.01)	(0.03)	(0.04)	$10.46	0.80%	0.60%	0.64%	1.66%	1.62%	119%	$15,136
2020	$10.47	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.42	2.16%	0.63%	0.64%	1.66%	1.65%	106%	$15,988
2019	$10.06	0.23	0.78	1.01	(0.60)	—	(0.60)	$10.47	10.55%	0.64%	0.64%	2.30%	2.30%	46%	$20,582
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.13)%	0.64%	0.73%	2.46%	2.37%	78%	$28,832
2017	$10.31	0.15	0.10	0.25	(0.14)	(0.03)	(0.17)	$10.39	2.43%	0.64%	0.76%	1.52%	1.40%	130%	$32,206
R6 Class
2021	$10.42	0.18	(0.09)	0.09	(0.02)	(0.03)	(0.05)	$10.46	0.86%	0.55%	0.59%	1.71%	1.67%	119%	$7,319
2020	$10.47	0.18	0.05	0.23	(0.28)	—	(0.28)	$10.42	2.23%	0.58%	0.59%	1.71%	1.70%	106%	$8,114
2019	$10.06	0.22	0.79	1.01	(0.60)	—	(0.60)	$10.47	10.62%	0.59%	0.59%	2.35%	2.35%	46%	$7,231
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.08)%	0.59%	0.68%	2.51%	2.42%	78%	$1,015
2017	$10.32	0.16	0.08	0.24	(0.14)	(0.03)	(0.17)	$10.39	2.38%	0.59%	0.71%	1.57%	1.45%	130%	$1,489

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$10.46	0.24	(0.10)	0.14	(0.09)	(0.03)	(0.12)	$10.48	1.35%	0.01%	0.59%	2.25%	1.67%	119%	$2,089,178
2020	$10.54	0.24	0.04	0.28	(0.36)	—	(0.36)	$10.46	2.80%	0.01%	0.59%	2.28%	1.70%	106%	$1,599,830
2019	$10.13	0.30	0.77	1.07	(0.66)	—	(0.66)	$10.54	11.21%	0.01%	0.59%	2.93%	2.35%	46%	$970,268
2018	$10.41	0.32	(0.37)	(0.05)	(0.20)	(0.03)	(0.23)	$10.13	(0.49)%	0.01%	0.68%	3.09%	2.42%	78%	$1,083,103
2017(7)	$10.29	0.06	0.06	0.12	—	—	—	$10.41	1.17%	0.01%(5)	0.71%(5)	2.27%(5)	1.57%(5)	130%(6)	$1,007,151

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through October 31, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(7)July 28, 2017 (commencement of sale) through October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Special Advisor, GSW Sports, LLC (2020 to Present); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018). Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	73	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Jon Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five-year period, and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 0.83% to 0.79%) for at least one year beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,205,286, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $2,364,166 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

Change in Independent Registered Public Accounting Firm

On September 24, 2021, the fund’s Audit and Compliance Committee and Board of Trustees approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending October 31, 2022.

During the fiscal years ended October 31, 2020 and October 31, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended October 31, 2020 and October 31, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2020 and October 31, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 2112

Annual Report

October 31, 2021

International Bond Fund
Investor Class (BEGBX)
I Class (AIBHX)
Y Class (AIBYX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)
R5 Class (AIDIX)
R6 Class (AIDDX)
G Class (AIBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	-0.83%	1.39%	0.07%	—	1/7/92
Bloomberg Global Aggregate Bond Index ex-USD (Unhedged)	—	-1.99%	1.92%	0.65%	—	—
I Class	AIBHX	-0.73%	—	—	2.58%	4/10/17
Y Class	AIBYX	-0.62%	—	—	2.69%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		-1.10%	1.13%	-0.18%	—
With sales charge		-5.54%	0.20%	-0.63%	—
C Class	AIQCX	-1.86%	0.38%	-0.92%	—	9/28/07
R Class	AIBRX	-1.37%	0.89%	-0.43%	—	9/28/07
R5 Class	AIDIX	-0.62%	1.60%	0.27%	—	8/2/04
R6 Class	AIDDX	-0.65%	1.64%	—	0.78%	7/26/13
G Class	AIBGX	-0.03%	—	—	1.96%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $10,075

Bloomberg Global Aggregate Bond Index ex-USD (Unhedged) — $10,669

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.81%	0.71%	0.61%	1.06%	1.81%	1.31%	0.61%	0.56%	0.56%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester and Lynn Chen

Lynn Chen joined the fund’s portfolio management team on September 3, 2021. Brian Howell left the portfolio management team August 1, 2021. He is retiring, effective December 31, 2021. Abdelak Adjriou left the fund’s portfolio management team August 24, 2021.

Performance Summary

International Bond returned -0.83%* for the fiscal year ended October 31, 2021. By comparison, the Bloomberg Global Aggregate Bond Index ex-USD (Unhedged) returned -1.99% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Global bond markets generated mixed returns during the 12-month period. Encouraging signs regarding the world’s recovery from pandemic-related challenges generally stoked higher risk appetites. However, surging economic activity sent inflation soaring, and recurring spikes in COVID-19 infection rates selectively tempered enthusiasm.

The reporting period opened boldly, as encouraging news around COVID-19 vaccines heartened investors in late 2020 and contributed to advances in global bonds. As economic prospects brightened and the U.S. Treasury yield curve steepened, riskier assets, including U.S. high-yield bonds, U.S. securitized debt and emerging markets bonds, benefited. Gains in European bonds were more muted amid a surge in COVID-19 infections, although investment-grade corporate bonds rallied with U.S. investment-grade corporates to near pre-pandemic levels.

The landscape changed dramatically during the first quarter of 2021. U.S. lawmakers approved $2.2 trillion in fiscal stimulus, and U.S. Treasury yields rose swiftly and sharply. These events, along with a faster-than-expected U.S. rollout of COVID-19 vaccines, fueled sizable upgrades in U.S. economic outlooks. The U.S. dollar also surged. Higher-yielding assets largely declined but still generally outperformed government bonds. Inflation-linked securities gained as inflation expectations grew. Rising yields unsettled many emerging markets governments and corporations with strained balance sheets, especially amid sluggish growth rates, renewed lockdowns in several countries and strength in the U.S. dollar.

Treasury yields generally eased through the second and third quarters, absorbing considerable volatility stemming from new COVID-19 infections, rising inflation and fiscal policy unknowns. Despite political wrangling over the U.S. debt ceiling and two massive fiscal spending bills, the U.S. dollar advanced to a one-year high. Squeezed supplies of semiconductor chips and other key materials, higher energy prices and labor market challenges fueled inflation’s rise worldwide. This prompted leading central banks to consider paring back accommodative measures implemented in response to the pandemic. The Federal Reserve (Fed) also indicated it may raise its key lending rate sooner than previously anticipated.

Despite the Fed’s hawkish tone, Treasury yields remained near historic lows. This environment generally led to sustained demand for higher-yielding securities, which largely outperformed lower-yielding, higher-quality securities.

Inflation-Linked Securities, High-Yield Bonds Bolstered Performance

Within the portfolio, exposure to out-of-index inflation linked bonds, most notably in the U.S., Japan and France, aided returns. We reduced our stake late in the period. An out-of-index position in

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.
5

high-yield corporate securities further lifted performance as higher-yielding bonds considerably outgained investment-grade bonds. Our positioning benefited from exposure to the industrials sector and select securities in the financials sector.

Security Selection, Emerging Markets Debt Helped Results

Security selection among out-of-index U.S. securitized debt proved advantageous. Specifically, our collateralized loan obligations and non-agency commercial mortgage-backed securities advanced in the low-rate environment. Our investments in investment-grade corporate bonds further enhanced relative results, with out-of-index U.S.-based holdings outperforming our European corporates, which also advanced.

Our exposure in out-of-index emerging markets bonds also provided a lift. Chinese government bonds advanced as the country’s slowing economic activity raised expectations for central bank action. Select positions in South Africa and Chile also proved advantageous and helped offset downturns in local rates bond and currency investments.

Yield Curve Positioning Diminished Returns

Our short-duration positioning generated positive returns as rates advanced through much of the period, but periods of declining rates reduced the positive impact. As the U.S. Treasury curve steepened, out-of-index holdings in the intermediate portion detracted. Similar positioning in Europe and the U.K. also hindered results.

Positioning for the Future

While we expect continued economic growth going forward, elevated inflation due to continued supply and demand imbalances and soaring energy prices may moderate the pace. A challenging labor market remains a concern in the U.S., while reduced consumer activity has tempered the otherwise upbeat U.K. outlook. Europe’s prospects have brightened modestly amid solid labor market data.

We believe U.S. rates likely will head higher against a backdrop of solid economic growth, elevated inflation and massive government spending. Despite inflation concerns, we expect Fed policy will remain largely accommodative as it winds down its quantitative easing program. As shorter-maturity yields remain tied to the Fed’s interest rate policy, we anticipate a steepening U.S. yield curve and continued strength in the U.S. dollar.

Meanwhile, the European Central Bank has some latitude to reduce its bond-buying efforts. The traditionally inflation-sensitive Bank of England remains the most likely leading central bank to first raise rates, despite an unexpected late-period delay in that decision.

Overall, we believe U.S. securitized assets continue to offer attractive valuations, relative to other assets. We’re also adding to lower-rated, longer-maturity investment-grade corporate bonds. We selectively reduced our exposure to inflation-linked holdings and investment-grade corporates as they rallied, although we believe the asset classes still offer value. From a duration standpoint, we ended the period with a modestly short bias in the U.S., Europe, the U.K. and Japan. Among emerging markets bonds, we prefer high-yield bonds and exposure to select currencies poised to potentially perform well due to attractive valuations, strong fundamentals and high commodity prices.

6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	61.1%
Corporate Bonds	22.9%
Preferred Stocks	5.7%
Exchange-Traded Funds	2.8%
Collateralized Loan Obligations	2.6%
Asset-Backed Securities	1.7%
U.S. Treasury Securities	1.3%
Bank Loan Obligations	0.3%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$969.30	$3.92	0.79%
I Class	$1,000	$970.20	$3.43	0.69%
Y Class	$1,000	$970.30	$2.93	0.59%
A Class	$1,000	$968.20	$5.16	1.04%
C Class	$1,000	$964.70	$8.86	1.79%
R Class	$1,000	$967.10	$6.40	1.29%
R5 Class	$1,000	$970.30	$2.93	0.59%
R6 Class	$1,000	$970.30	$2.68	0.54%
G Class	$1,000	$973.50	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.22	$4.02	0.79%
I Class	$1,000	$1,021.73	$3.52	0.69%
Y Class	$1,000	$1,022.23	$3.01	0.59%
A Class	$1,000	$1,019.96	$5.30	1.04%
C Class	$1,000	$1,016.18	$9.10	1.79%
R Class	$1,000	$1,018.70	$6.56	1.29%
R5 Class	$1,000	$1,022.23	$3.01	0.59%
R6 Class	$1,000	$1,022.48	$2.75	0.54%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2021

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 61.1%
Australia — 3.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	19,437,000	$15,344,629
Australia Government Bond, 1.50%, 6/21/31	AUD	6,500,000	4,655,154
Australia Government Bond, 3.00%, 3/21/47	AUD	2,140,000	1,675,646
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,748,000	3,807,621
			25,483,050
Austria — 1.2%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,598,000	3,130,057
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,352,000	2,864,556
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,220,000	4,055,186
			10,049,799
Belgium — 0.7%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	576,000	1,111,749
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,329,000	4,600,114
			5,711,863
Canada — 3.7%
Canadian Government Bond, 0.25%, 4/1/24	CAD	4,000,000	3,163,542
Canadian Government Bond, 0.25%, 3/1/26	CAD	2,000,000	1,535,456
Canadian Government Bond, 0.50%, 12/1/30	CAD	16,700,000	12,137,996
Canadian Government Bond, 2.75%, 12/1/48	CAD	1,250,000	1,172,959
Province of Ontario Canada, 2.85%, 6/2/23	CAD	549,000	456,103
Province of Quebec Canada, 5.75%, 12/1/36	CAD	8,744,000	9,906,240
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	881,681
Province of Quebec Canada, 3.50%, 12/1/48	CAD	1,751,000	1,631,436
			30,885,413
China — 15.2%
China Development Bank, 3.50%, 8/13/26	CNY	128,500,000	20,375,963
China Development Bank, 3.50%, 8/13/26	CNY	23,000,000	3,647,199
China Government Bond, 2.57%, 5/20/23	CNY	98,000,000	15,331,614
China Government Bond, 2.88%, 11/5/23	CNY	153,000,000	24,052,318
China Government Bond, 1.99%, 4/9/25	CNY	53,000,000	8,070,298
China Government Bond, 3.25%, 6/6/26	CNY	120,400,000	19,183,765
China Government Bond, 3.12%, 12/5/26	CNY	38,700,000	6,128,011
China Government Bond, 2.85%, 6/4/27	CNY	1,500,000	233,810
China Government Bond, 3.01%, 5/13/28	CNY	16,000,000	2,509,162
China Government Bond, 3.29%, 5/23/29	CNY	15,000,000	2,396,685
China Government Bond, 2.68%, 5/21/30	CNY	78,200,000	11,854,828
China Government Bond, 3.86%, 7/22/49	CNY	30,900,000	5,086,745
China Government Bond, 3.39%, 3/16/50	CNY	24,800,000	3,771,776
China Government Bond, 3.81%, 9/14/50	CNY	20,000,000	3,285,435
			125,927,609
Czech Republic — 0.3%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	58,020,000	2,662,836
Denmark — 2.1%
Denmark Government Bond, 0.50%, 11/15/27	DKK	3,808,000	614,602
Denmark Government Bond, 0.50%, 11/15/29(1)	DKK	27,000,000	4,364,035
Denmark Government Bond, 0.00%, 11/15/31(1)(2)	DKK	41,850,000	6,417,434
10

		Principal Amount/Shares	Value
Denmark Government Bond, 4.50%, 11/15/39	DKK	14,620,000	$4,016,649
Denmark Government Bond, 0.25%, 11/15/52(1)	DKK	14,000,000	2,110,502
			17,523,222
Dominican Republic — 0.2%
Dominican Republic International Bond, 5.95%, 1/25/27		$1,400,000	1,564,514
Egypt — 0.6%
Egypt Government International Bond, 7.50%, 1/31/27(1)		$4,900,000	5,091,022
Finland — 0.8%
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	2,500,000	2,815,688
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	2,390,000	3,442,049
Finland Government Bond, 0.125%, 4/15/52(1)	EUR	600,000	628,736
			6,886,473
France — 2.5%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	234,680	289,803
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	346,000	565,278
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	1,850,000	2,125,316
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,535,000	4,928,661
French Republic Government Bond OAT, 1.50%, 5/25/31	EUR	1,460,000	1,896,123
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	1,060,000	1,958,613
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,688,000	8,481,460
			20,245,254
Germany — 0.6%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	4,150,000	4,632,206
Ghana — 0.2%
Ghana Government International Bond, 7.875%, 3/26/27		$1,700,000	1,584,209
Greece — 0.3%
Hellenic Republic Government Bond, 0.75%, 6/18/31(1)	EUR	2,600,000	2,855,668
Indonesia — 0.4%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	41,300,000,000	3,303,718
Ireland — 1.4%
Ireland Government Bond, 1.10%, 5/15/29	EUR	4,650,000	5,784,972
Ireland Government Bond, 0.00%, 10/18/31(2)	EUR	750,000	840,430
Ireland Government Bond, 0.40%, 5/15/35	EUR	4,500,000	5,169,055
Ireland Government Bond, 1.50%, 5/15/50	EUR	60,000	81,567
			11,876,024
Italy — 5.9%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	8,152,000	9,867,954
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	9,382,000	11,603,535
Italy Buoni Poliennali Del Tesoro, 0.00%, 4/1/26(2)	EUR	8,850,000	10,065,321
Italy Buoni Poliennali Del Tesoro, 0.25%, 3/15/28	EUR	5,400,000	6,072,096
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	1,450,000	1,728,871
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	5,194,000	9,442,148
			48,779,925
Japan — 8.2%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	1,922,200,000	22,135,806
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,303,950,000	26,070,014
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	96,350,000	1,006,430
Japan Government Thirty Year Bond, 0.70%, 9/20/51	JPY	260,000,000	2,296,080
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	427,200,000	3,669,616
Japanese Government CPI Linked Bond, 0.10%, 3/10/28	JPY	1,248,700,446	11,324,034
Japanese Government CPI Linked Bond, 0.10%, 3/10/29	JPY	161,962,780	1,471,627
			67,973,607
11

		Principal Amount/Shares	Value
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$1,700,000	$1,763,447
Malaysia — 0.6%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	20,675,000	5,166,357
Mexico — 0.8%
Mexican Bonos, 5.75%, 3/5/26	MXN	70,600,000	3,240,805
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	400,000,000	3,517,148
			6,757,953
Netherlands — 1.3%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,639,000	9,190,931
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	913,000	1,728,728
			10,919,659
New Zealand — 0.2%
New Zealand Government Bond, 1.50%, 5/15/31	NZD	2,180,000	1,431,162
Norway — 0.1%
Norway Government Bond, 1.75%, 9/6/29(1)	NOK	8,270,000	985,244
Poland — 0.4%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	12,035,000	3,136,566
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	950,000	1,800,995
Singapore — 0.4%
Singapore Government Bond, 2.875%, 7/1/29	SGD	3,760,000	2,991,904
Spain — 3.4%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	2,275,000	2,888,074
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	4,823,000	5,938,600
Spain Government Bond, 0.00%, 1/31/28(2)	EUR	2,000,000	2,288,742
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	3,933,000	6,108,683
Spain Government Bond, 0.10%, 4/30/31(1)	EUR	3,750,000	4,163,080
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	800,000	1,048,164
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	380,000	803,935
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	3,210,000	4,988,827
			28,228,105
Sweden — 0.2%
Sweden Government Bond, 3.50%, 3/30/39	SEK	9,400,000	1,624,892
Switzerland — 0.5%
Swiss Confederation Government Bond, 0.50%, 5/27/30	CHF	1,233,000	1,415,964
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,995,000	2,956,674
			4,372,638
Thailand — 0.9%
Thailand Government Bond, 3.85%, 12/12/25	THB	210,450,000	7,040,904
Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$1,600,000	1,287,325
Turkey — 0.3%
Turkey Government International Bond, 6.875%, 3/17/36		$2,200,000	2,135,544
United Kingdom — 4.0%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	5,000,000	6,666,739
United Kingdom Gilt, 4.75%, 12/7/30	GBP	2,520,000	4,581,129
United Kingdom Gilt, 4.50%, 12/7/42	GBP	4,128,000	9,180,112
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,016,000	4,832,661
12

		Principal Amount/Shares	Value
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,990,000	$7,811,973
			33,072,614
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $478,811,612)			505,751,721
CORPORATE BONDS — 22.9%
Belgium — 0.1%
Anheuser-Busch InBev SA, MTN, 1.65%, 3/28/31	EUR	1,000,000	1,242,315
Bermuda — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(1)		$413,000	456,586
Triton Container International Ltd., 3.15%, 6/15/31(1)		480,000	485,888
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)		640,000	636,000
			1,578,474
Canada — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)		320,000	322,080
Bausch Health Cos., Inc., 4.875%, 6/1/28(1)		575,000	592,854
Mattamy Group Corp., 4.625%, 3/1/30(1)		580,000	589,037
TransCanada PipeLines Ltd., 2.50%, 10/12/31		480,000	476,981
			1,980,952
Cayman Islands — 0.2%
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)		264,000	283,786
Seagate HDD Cayman, 4.875%, 3/1/24		318,000	339,481
Seagate HDD Cayman, 4.875%, 6/1/27		865,000	954,542
			1,577,809
France — 0.5%
BNP Paribas SA, MTN, VRN, 2.00%, 5/24/31	GBP	600,000	811,498
BNP Paribas SA, VRN, 4.375%, 3/1/33(1)		$315,000	344,252
BPCE SA, 4.50%, 3/15/25(1)		390,000	424,880
BPCE SA, MTN, 2.875%, 4/22/26	EUR	100,000	127,433
Caisse de Refinancement de l'Habitat SA, MTN, 4.00%, 1/10/22	EUR	15,000	17,490
Cie de Financement Foncier SA, MTN, 4.25%, 1/19/22	EUR	55,000	64,239
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	1,000,000	1,229,785
Orange SA, MTN, 5.25%, 12/5/25	GBP	150,000	237,850
Societe Generale SA, MTN, 1.25%, 12/7/27	GBP	600,000	783,864
			4,041,291
Germany — 1.6%
Bayer AG, VRN, 2.375%, 11/12/79	EUR	1,000,000	1,156,011
Commerzbank AG, MTN, VRN, 4.00%, 12/5/30	EUR	1,100,000	1,380,624
Daimler AG, MTN, 1.00%, 11/15/27	EUR	1,000,000	1,202,408
Deutsche Bank AG, MTN, 2.625%, 12/16/24	GBP	1,500,000	2,102,512
Deutsche Bank AG, VRN, 4.30%, 5/24/28		$991,000	1,027,111
Deutsche Bank AG (New York), VRN, 3.73%, 1/14/32		996,000	1,021,786
Deutsche Telekom AG, MTN, 1.375%, 7/5/34	EUR	700,000	849,535
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	2,585,000	3,171,135
Kreditanstalt fuer Wiederaufbau, MTN, 0.01%, 5/5/27	EUR	1,000,000	1,162,677
			13,073,799
Ireland — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28		$322,000	326,707
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/30/32		858,000	874,015
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33		340,000	346,463
13

		Principal Amount/Shares	Value
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41		$153,000	$158,654
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)		965,000	963,495
			2,669,334
Italy — 0.8%
Intesa Sanpaolo SpA, 4.20%, 6/1/32(1)		1,645,000	1,659,851
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	1,600,000	2,052,748
Telecom Italia SpA, MTN, 4.00%, 4/11/24	EUR	500,000	613,931
UniCredit SpA, MTN, VRN, 2.00%, 9/23/29	EUR	600,000	698,266
UniCredit SpA, VRN, 1.98%, 6/3/27(1)		$950,000	934,278
UniCredit SpA, VRN, 3.13%, 6/3/32(1)		950,000	946,332
			6,905,406
Luxembourg — 1.3%
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	3,370,000	3,994,017
European Financial Stability Facility, MTN, 2.75%, 12/3/29	EUR	2,000,000	2,813,410
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	1,531,000	2,504,504
Telecom Italia Capital SA, 6.375%, 11/15/33		$1,155,000	1,326,639
			10,638,570
Mexico — 0.1%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		800,000	875,192
Multinational — 0.6%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)		1,899,000	1,994,425
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, 4.00%, 9/1/29(1)		1,019,000	1,014,567
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)		2,025,000	2,022,469
			5,031,461
Netherlands — 0.6%
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,150,000	1,579,153
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	1,500,000	1,869,912
Lundin Energy Finance BV, 3.10%, 7/15/31(1)		$240,000	242,099
Siemens Financieringsmaatschappij NV, MTN, 1.00%, 2/20/25	GBP	800,000	1,090,620
			4,781,784
Norway — 0.3%
Equinor ASA, MTN, 0.875%, 2/17/23	EUR	1,950,000	2,282,312
Portugal — 0.2%
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	1,500,000	1,739,458
Spain — 0.4%
Banco Santander SA, VRN, 1.72%, 9/14/27		$200,000	197,060
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	900,000	1,080,222
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	1,400,000	1,690,074
			2,967,356
United Arab Emirates — 0.1%
DAE Funding LLC, 1.55%, 8/1/24(1)		$433,000	427,696
United Kingdom — 2.0%
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	1,000,000	1,178,888
British Telecommunications plc, 3.25%, 11/8/29(1)		$610,000	631,949
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	2,640,000	3,616,709
International Game Technology plc, 5.25%, 1/15/29(1)		$780,000	820,950
Lloyds Banking Group plc, VRN, 1.875%, 1/15/26	GBP	770,000	1,061,622
14

		Principal Amount/Shares	Value
Lloyds Banking Group plc, VRN, 1.99%, 12/15/31	GBP	600,000	$808,752
Marks & Spencer plc, 4.50%, 7/10/27	GBP	600,000	864,753
Nationwide Building Society, MTN, VRN, 2.00%, 7/25/29	EUR	700,000	842,961
Nationwide Building Society, VRN, 4.125%, 10/18/32(1)		$650,000	701,697
NatWest Group plc, MTN, VRN, 2.11%, 11/28/31	GBP	900,000	1,213,256
Tesco plc, MTN, 5.00%, 3/24/23	GBP	1,150,000	1,657,060
Vodafone Group plc, VRN, 4.20%, 10/3/78	EUR	1,400,000	1,806,409
Vodafone Group plc, VRN, 2.625%, 8/27/80	EUR	500,000	592,286
Wm Morrison Supermarkets plc, MTN, 3.50%, 7/27/26	GBP	700,000	962,754
			16,760,046
United States — 13.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)		$1,318,000	1,414,346
Ally Financial, Inc., 5.75%, 11/20/25		1,355,000	1,538,787
AMC Networks, Inc., 4.25%, 2/15/29		2,065,000	2,036,606
American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 1/11/36(3)		760,000	765,700
American Finance Trust, Inc. / American Finance Operating Partrner LP, 4.50%, 9/30/28(1)		2,020,000	2,022,525
Astrazeneca Finance LLC, 1.75%, 5/28/28		255,000	254,120
AT&T, Inc., 1.80%, 9/14/39	EUR	700,000	827,487
AT&T, Inc., 3.55%, 9/15/55		$396,000	401,709
Athene Global Funding, 2.67%, 6/7/31(1)		715,000	716,757
Avantor Funding, Inc., 4.625%, 7/15/28(1)		363,000	377,048
Avantor Funding, Inc., 3.875%, 11/1/29(1)		1,360,000	1,361,265
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	900,000	1,273,687
Berry Global, Inc., 1.57%, 1/15/26		$260,000	257,167
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)		1,400,000	1,394,540
Blue Owl Finance LLC, 3.125%, 6/10/31(1)		132,000	129,886
Bristol-Myers Squibb Co., 2.55%, 11/13/50		590,000	565,211
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		553,000	584,806
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		830,000	858,013
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)		1,270,000	1,322,387
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)		2,030,000	2,023,666
Centene Corp., 4.625%, 12/15/29		320,000	345,600
Centene Corp., 3.375%, 2/15/30		884,000	908,359
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41		295,000	290,060
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)		505,000	520,284
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)		750,000	778,125
Coinbase Global, Inc., 3.375%, 10/1/28(1)		2,270,000	2,193,387
Comcast Corp., 3.75%, 4/1/40		120,000	134,628
CommScope Technologies LLC, 5.00%, 3/15/27(1)		1,577,000	1,466,380
CSC Holdings LLC, 7.50%, 4/1/28(1)		615,000	654,975
CSC Holdings LLC, 4.50%, 11/15/31(1)		490,000	475,410
DAE Funding LLC, 3.375%, 3/20/28(1)		429,000	438,838
DaVita, Inc., 4.625%, 6/1/30(1)		670,000	674,188
Dell International LLC / EMC Corp., 4.90%, 10/1/26		870,000	991,705
Depository Trust & Clearing Corp. (The), VRN, 3.375%(1)(4)		500,000	505,938
EPR Properties, 4.95%, 4/15/28		3,274,000	3,587,198
EPR Properties, 3.60%, 11/15/31		369,000	370,308
15

		Principal Amount/Shares	Value
EQM Midstream Partners LP, 4.50%, 1/15/29(1)		$590,000	$607,703
Flex Intermediate Holdco LLC, 3.36%, 6/30/31(1)		270,000	273,492
Freeport-McMoRan, Inc., 4.625%, 8/1/30		1,210,000	1,309,825
FS KKR Capital Corp., 4.25%, 2/14/25(1)		343,000	361,123
General Electric Co., 4.35%, 5/1/50		520,000	662,990
General Motors Financial Co., Inc., 1.55%, 7/30/27	GBP	1,000,000	1,330,321
General Motors Financial Co., Inc., 2.40%, 10/15/28		$510,000	507,073
Glencore Funding LLC, 2.625%, 9/23/31(1)		450,000	438,915
Global Atlantic Fin Co., 3.125%, 6/15/31(1)		235,000	236,002
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	900,000	1,363,136
Gray Escrow II, Inc., 5.375%, 11/15/31(1)(3)		$1,147,000	1,159,904
Howard Hughes Corp. (The), 4.375%, 2/1/31(1)		1,278,000	1,280,058
HP, Inc., 2.65%, 6/17/31(1)		570,000	561,535
IIP Operating Partnership LP, 5.50%, 5/25/26		1,020,000	1,077,245
International Business Machines Corp., 1.75%, 3/7/28	EUR	1,100,000	1,378,600
Iron Mountain, Inc., 4.875%, 9/15/29(1)		$1,620,000	1,675,712
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29		350,000	346,668
KB Home, 4.80%, 11/15/29		1,557,000	1,679,614
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)		1,720,000	1,735,050
LBM Acquisition LLC, 6.25%, 1/15/29(1)		728,000	708,122
Level 3 Financing, Inc., 4.625%, 9/15/27(1)		923,000	947,229
LFS Topco LLC, 5.875%, 10/15/26(1)		598,000	615,940
LPL Holdings, Inc., 4.375%, 5/15/31(1)		2,166,000	2,220,204
Microchip Technology, Inc., 4.25%, 9/1/25		2,055,000	2,137,919
Mondelez International, Inc., 1.375%, 3/17/41	EUR	1,600,000	1,825,099
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)		$645,000	642,581
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27		1,955,000	2,060,472
National Health Investors, Inc., 3.00%, 2/1/31		810,000	779,021
NCR Corp., 5.125%, 4/15/29(1)		975,000	998,234
Netflix, Inc., 3.625%, 6/15/25(1)		178,000	189,480
Netflix, Inc., 4.875%, 4/15/28		378,000	433,521
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		452,000	484,115
Novelis Corp., 4.75%, 1/30/30(1)		462,000	481,058
Novelis Corp., 3.875%, 8/15/31(1)		486,000	475,089
Omega Healthcare Investors, Inc., 3.375%, 2/1/31		211,000	214,318
OneMain Finance Corp., 3.50%, 1/15/27		506,000	495,248
Oracle Corp., 3.60%, 4/1/40		550,000	574,069
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)		717,000	816,318
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(1)		860,000	898,108
Owl Rock Technology Finance Corp., 2.50%, 1/15/27		520,000	515,047
Penn National Gaming, Inc., 4.125%, 7/1/29(1)		658,000	642,373
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)		1,175,000	1,213,187
Prospect Capital Corp., 3.71%, 1/22/26		445,000	453,470
Qorvo, Inc., 4.375%, 10/15/29		964,000	1,036,300
Qorvo, Inc., 3.375%, 4/1/31(1)		485,000	502,028
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27		1,516,000	1,548,215
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)		825,000	817,781
Sabra Health Care LP, 3.20%, 12/1/31		521,000	510,212
SBL Holdings, Inc., 5.00%, 2/18/31(1)		345,000	366,454
16

		Principal Amount/Shares	Value
SBL Holdings, Inc., VRN, 6.50%(1)(4)		$1,400,000	$1,382,500
Scientific Games International, Inc., 7.25%, 11/15/29(1)		900,000	1,018,197
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)		1,350,000	1,287,637
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)		777,000	811,965
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)		1,505,000	1,625,400
SLM Corp., 3.125%, 11/2/26(3)		1,081,000	1,072,892
Sprint Corp., 7.625%, 2/15/25		1,200,000	1,396,500
Steel Dynamics, Inc., 3.25%, 1/15/31		750,000	796,647
Sysco Corp., 5.95%, 4/1/30		584,000	739,646
T-Mobile USA, Inc., 4.75%, 2/1/28		820,000	866,125
T-Mobile USA, Inc., 3.50%, 4/15/31		523,000	541,961
T-Mobile USA, Inc., 3.50%, 4/15/31(1)		970,000	1,005,167
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		753,000	747,127
Tenet Healthcare Corp., 6.75%, 6/15/23		700,000	753,375
Tenet Healthcare Corp., 6.125%, 10/1/28(1)		840,000	883,008
Time Warner Cable LLC, 4.50%, 9/15/42		570,000	623,874
TransDigm, Inc., 4.625%, 1/15/29		1,650,000	1,641,750
Tronox, Inc., 4.625%, 3/15/29(1)		760,000	746,001
Truist Financial Corp., MTN, VRN, 1.89%, 6/7/29		190,000	188,107
United Airlines Pass Through Trust, 4.875%, 7/15/27		502,880	532,189
United Airlines, Inc., 4.625%, 4/15/29(1)		685,000	707,078
United Natural Foods, Inc., 6.75%, 10/15/28(1)		795,000	861,581
US Foods, Inc., 4.75%, 2/15/29(1)		1,055,000	1,068,736
Verizon Communications, Inc., 4.33%, 9/21/28		330,000	376,865
Verizon Communications, Inc., 2.65%, 11/20/40		369,000	349,162
ViacomCBS, Inc., 4.375%, 3/15/43		105,000	120,228
Viatris, Inc., 4.00%, 6/22/50		393,000	421,919
Victoria's Secret & Co., 4.625%, 7/15/29(1)		590,000	593,334
Walmart, Inc., 0.18%, 7/15/22	JPY	450,000,000	3,947,859
Wells Fargo & Co., VRN, 3.07%, 4/30/41		$805,000	827,582
Western Digital Corp., 4.75%, 2/15/26		1,444,000	1,588,400
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28		880,000	1,012,839
XHR LP, 4.875%, 6/1/29(1)		2,403,000	2,468,362
			111,051,287
TOTAL CORPORATE BONDS (Cost $188,579,071)			189,624,542
PREFERRED STOCKS — 5.7%
Bermuda — 0.2%
Aircastle Ltd., 5.25%(1)		1,875,000	1,931,250
France — 1.7%
Accor SA, 2.625%		1,300,000	1,441,583
AXA SA, MTN, 6.69%		1,270,000	2,101,361
Banque Federative du Credit Mutuel SA, MTN, 0.15%		300,000	332,488
BNP Paribas Cardif SA, 4.03%		1,400,000	1,813,733
Credit Agricole Assurances SA, 4.25%		1,900,000	2,415,710
Electricite de France SA, 3.375%		1,200,000	1,445,434
Orange SA, MTN, 2.375%		500,000	604,198
TotalEnergies SE, MTN, 2.625%		2,900,000	3,528,401
			13,682,908
Germany — 0.5%
Allianz SE, 3.20%(1)		3,705,000	3,589,219
17

	Principal Amount/Shares	Value
Allianz SE, 2.625%	800,000	$913,087
		4,502,306
Italy — 1.0%
Assicurazioni Generali SpA, MTN, 4.60%	2,200,000	2,815,279
Enel SpA, 2.25%	600,000	719,959
Eni SpA, 3.375%	2,700,000	3,296,111
Intesa Sanpaolo Vita SpA, 4.75%	1,000,000	1,257,728
		8,089,077
Netherlands — 1.3%
ING Groep NV, 3.875%	1,400,000	1,351,000
Naturgy Finance BV, 4.125%	300,000	361,114
Telefonica Europe BV, 3.00%	400,000	477,028
Telefonica Europe BV, 2.50%	300,000	353,736
Telefonica Europe BV, 2.875%	1,200,000	1,416,595
Telefonica Europe BV, 2.38%	500,000	556,900
Volkswagen International Finance NV, 3.875%	3,500,000	4,416,820
Wintershall Dea Finance 2 BV, 3.00%	600,000	682,384
Wintershall Dea Finance 2 BV, 2.50%	700,000	802,846
		10,418,423
Spain — 0.2%
Banco Santander SA, 4.75%	1,350,000	1,360,354
United Kingdom — 0.1%
SSE plc, 3.125%	1,000,000	1,239,584
United States — 0.7%
Air Lease Corp., 4.125%	1,485,000	1,466,438
Ally Financial, Inc., 4.70%	930,000	948,600
Goldman Sachs Group, Inc. (The), 4.125%	1,436,000	1,441,672
PNC Financial Services Group, Inc. (The), 3.40%	200,000	197,750
SVB Financial Group, 4.25%	1,175,000	1,180,728
US Bancorp, 3.70%	680,000	679,014
		5,914,202
TOTAL PREFERRED STOCKS (Cost $46,726,791)		47,138,104
EXCHANGE-TRADED FUNDS — 2.8%
iShares JP Morgan USD Emerging Markets Bond ETF	76,000	8,351,640
VanEck J. P. Morgan EM Local Currency Bond ETF	516,000	15,191,040
TOTAL EXCHANGE-TRADED FUNDS (Cost $24,528,891)		23,542,680
COLLATERALIZED LOAN OBLIGATIONS — 2.6%
Aimco CLO Ltd., Series 2019-10A, Class CR, VRN, 2.03%, (3-month LIBOR plus 1.90%), 7/22/32(1)	$2,200,000	2,199,810
Aimco CLO Ltd., Series 2019-10A, Class DR, VRN, 3.03%, (3-month LIBOR plus 2.90%), 7/22/32(1)	750,000	752,987
Anchorage Capital CLO Ltd., Series 2021-19A, Class B1, VRN, 2.01%, (3-month LIBOR plus 1.85%), 10/15/34(1)	1,750,000	1,752,551
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 2.17%, (3-month LIBOR plus 2.05%), 4/18/31(1)	2,000,000	2,002,967
CarVal CLO III Ltd., Series 2019-2A, Class CR, VRN, 2.08%, (3-month LIBOR plus 1.95%), 7/20/32(1)	1,100,000	1,101,097
CarVal CLO III Ltd., Series 2019-2A, Class DR, VRN, 3.08%, (3-month LIBOR plus 2.95%), 7/20/32(1)	1,400,000	1,403,947
CBAM Ltd., Series 2018-7A, Class B1, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/31(1)	2,300,000	2,284,522
CIFC Funding Ltd., Series 2021-4A, Class C, VRN, 1.97%, (3-month LIBOR plus 1.85%), 7/15/33(1)	3,800,000	3,797,677
18

	Principal Amount/Shares	Value
Elmwood CLO VIII Ltd., Series 2021-1A, Class C1, VRN, 2.08%, (3-month LIBOR plus 1.95%), 1/20/34(1)	$1,775,000	$1,766,206
Elmwood CLO VIII Ltd., Series 2021-1A, Class D, VRN, 3.13%, (3-month LIBOR plus 3.00%), 1/20/34(1)	1,000,000	1,006,049
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.62%, (3-month LIBOR plus 1.50%), 4/15/31(1)	2,050,000	2,043,457
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.82%, (3-month LIBOR plus 1.70%), 4/18/33(1)	1,500,000	1,501,487
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $21,577,902)		21,612,757
ASSET-BACKED SECURITIES — 1.7%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(1)	1,771,875	1,776,331
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	5,800,000	5,836,874
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	882,419	927,626
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(1)	1,719,420	1,731,984
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(1)	1,127,477	1,124,313
Progress Residential Trust, Series 2020-SFR2, Class C, 3.08%, 6/17/37(1)	750,000	764,863
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	869,157	872,590
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.17%, 11/20/37(1)	702,933	701,540
TOTAL ASSET-BACKED SECURITIES (Cost $13,611,001)		13,736,121
U.S. TREASURY SECURITIES — 1.3%
U.S. Treasury Bills, 0.10%, 11/4/21(5)(6)	9,500,000	9,499,976
U.S. Treasury Bills, 0.08%, 12/30/21(5)(6)	1,000,000	999,869
TOTAL U.S. TREASURY SECURITIES (Cost $10,499,822)		10,499,845
BANK LOAN OBLIGATIONS(7) — 0.3%
DirecTV Financing, LLC, Term Loan, 7/22/27(8) (Cost $2,210,513)	2,205,000	2,209,134
TEMPORARY CASH INVESTMENTS — 1.5%
Credit Agricole Corporate and Investment Bank, 0.06%, 11/1/21(1)(5)	8,005,000	8,004,957
Landesbank Baden-Wuerttemberg, 0.06%, 11/1/21(1)(5)	2,956,000	2,955,978
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,880,260	1,880,260
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,841,260)		12,841,195
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $799,386,863)		826,956,099
OTHER ASSETS AND LIABILITIES — 0.1%		509,760
TOTAL NET ASSETS — 100.0%		$827,465,859

19

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	744,091	USD	539,974	Bank of America N.A.	12/15/21	$19,862
USD	3,684,922	AUD	4,996,775	Bank of America N.A.	12/15/21	(74,530)
USD	1,844,704	AUD	2,445,575	Bank of America N.A.	12/15/21	4,713
CAD	17,772,916	USD	14,018,983	Bank of America N.A.	12/15/21	342,775
CAD	848,470	USD	669,005	Bank of America N.A.	12/15/21	16,618
USD	4,960,108	CAD	6,283,450	Bank of America N.A.	12/15/21	(117,359)
CHF	2,491,939	USD	2,707,335	Morgan Stanley	12/15/21	17,777
CLP	2,245,871,984	USD	2,746,068	Goldman Sachs & Co.	12/15/21	1,386
USD	2,150,995	CLP	1,707,502,578	Goldman Sachs & Co.	12/15/21	62,147
CNY	4,218,175	USD	649,100	Goldman Sachs & Co.	12/15/21	6,729
CNY	12,060,108	USD	1,856,544	Goldman Sachs & Co.	12/15/21	18,525
USD	24,560,629	CNY	160,037,056	Goldman Sachs & Co.	12/15/21	(321,446)
COP	31,581,852,765	USD	8,392,733	Goldman Sachs & Co.	12/15/21	(30,647)
COP	4,849,124,556	USD	1,262,721	Goldman Sachs & Co.	12/15/21	21,207
USD	1,321,419	CZK	28,449,223	UBS AG	12/15/21	42,263
DKK	6,913,639	USD	1,074,403	UBS AG	12/15/21	1,152
USD	15,752,618	DKK	98,982,333	UBS AG	12/15/21	353,934
EUR	96,029,786	USD	111,405,307	JPMorgan Chase Bank N.A.	11/17/21	(362,547)
USD	1,487,442	EUR	1,279,392	JPMorgan Chase Bank N.A.	11/17/21	8,034
USD	1,438,072	EUR	1,245,160	JPMorgan Chase Bank N.A.	11/17/21	(1,751)
GBP	14,590,749	USD	20,099,632	Bank of America N.A.	12/15/21	(128,473)
USD	2,188,964	GBP	1,609,437	Bank of America N.A.	12/15/21	(13,960)
USD	798,363	GBP	586,154	Bank of America N.A.	12/15/21	(3,938)
USD	436,779	GBP	321,720	Bank of America N.A.	12/15/21	(3,577)
USD	674,645	GBP	494,965	Bank of America N.A.	12/15/21	(2,841)
USD	1,343,218	GBP	973,068	Bank of America N.A.	12/15/21	11,326
HUF	356,816,416	USD	1,202,443	UBS AG	12/15/21	(58,166)
IDR	29,502,188,342	USD	2,043,796	Goldman Sachs & Co.	12/15/21	20,811
ILS	6,310,895	USD	1,970,681	UBS AG	12/15/21	24,277
JPY	12,076,535,113	USD	105,829,933	Bank of America N.A.	11/17/21	138,597
JPY	731,950,623	USD	6,441,369	Bank of America N.A.	11/17/21	(18,688)
USD	2,300,666	JPY	261,504,010	Morgan Stanley	11/17/21	6,035
KRW	18,126,452,165	USD	15,513,910	Goldman Sachs & Co.	12/15/21	(98,261)
MXN	169,131,976	USD	8,246,720	Morgan Stanley	12/15/21	(85,230)
MYR	10,961,693	USD	2,633,123	Goldman Sachs & Co.	12/15/21	5,625
USD	3,606,047	MYR	15,071,472	Goldman Sachs & Co.	12/15/21	(22,027)
NOK	4,081,288	USD	471,399	UBS AG	12/15/21	11,559
NZD	1,016,705	USD	721,535	Bank of America N.A.	12/15/21	6,568
PEN	1,506,873	USD	367,745	Goldman Sachs & Co.	12/15/21	9,277
USD	490,448	PLN	1,871,034	UBS AG	12/15/21	21,914
RON	3,539,956	USD	840,425	Goldman Sachs & Co.	12/15/21	(15,961)
RUB	774,103,967	USD	10,981,491	Goldman Sachs & Co.	12/15/21	(163,436)
RUB	58,803,080	USD	788,377	Goldman Sachs & Co.	12/15/21	33,392
USD	9,397,085	RUB	679,486,337	Goldman Sachs & Co.	12/15/21	(98,694)
SEK	35,251,881	USD	4,095,556	UBS AG	12/15/21	11,654
USD	733,842	SGD	987,648	Bank of America N.A.	12/15/21	1,576
USD	3,137,444	THB	103,002,290	Goldman Sachs & Co.	12/15/21	34,282
						$(367,517)

20

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	546	December 2021	$84,426,092	$(1,232,714)
Euro-OAT 10-Year Bonds	162	December 2021	30,712,605	(861,202)
Japanese 10-Year Government Bonds	58	December 2021	77,004,255	(274,780)
Japanese 10-Year Mini Government Bonds	268	December 2021	35,574,223	(145,390)
Korean Treasury 10-Year Bonds	155	December 2021	16,036,541	(743,066)
U.K. Gilt 10-Year Bonds	173	December 2021	29,575,968	(770,821)
			$273,329,684	$(4,027,973)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bund 10-Year Bonds	92	December 2021	$17,879,896	$406,781
Euro-Buxl 30-Year Bonds	15	December 2021	3,623,713	31,155
U.S. Treasury 5-Year Notes	345	December 2021	42,003,750	632,655
U.S. Treasury 10-Year Notes	147	December 2021	19,213,359	(54,609)
U.S. Treasury 10-Year Ultra Notes	495	December 2021	71,790,469	1,271,582
U.S. Treasury Long Bonds	188	December 2021	30,238,625	446,133
U.S. Treasury Ultra Bonds	47	December 2021	9,231,094	68,633
			$193,980,906	$2,802,330
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 34	Buy	(5.00)%	6/20/25	$16,031,000	$(158,503)	$(1,277,200)	$(1,435,703)
Markit CDX North America High Yield Index Series 35	Buy	(5.00)%	12/20/25	$42,300,000	(3,178,108)	(789,465)	(3,967,573)
Markit CDX North America High Yield Index Series 36	Buy	(5.00)%	6/20/26	$12,000,000	(1,086,690)	(47,301)	(1,133,991)
					$(4,423,301)	$(2,113,966)	$(6,537,267)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

21

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
MXIBTIIE	Pay	5.44%	5/22/23	MXN	422,000,000	$433	$(498,015)	$(497,582)
MXIBTIIE	Pay	5.44%	5/22/23	MXN	422,000,000	433	(498,015)	(497,582)
						$866	$(996,030)	$(995,164)

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BZDIOVRA	Pay	7.31%	1/2/24	BRL	59,213,018	$(844,636)
*Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$3,250,000	$(527)	$251,837	$251,310
CPURNSA	Receive	2.30%	2/24/26	$8,000,000	549	544,540	545,089
CPURNSA	Receive	2.29%	2/24/26	$8,000,000	549	549,271	549,820
					$571	$1,345,648	$1,346,219

22

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
BZDIOVRA	-	Brazil Interbank Deposit Rate
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CPI	-	Consumer Price Index
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXIBTIIE	-	28-day Mexico Interbank Equilibrium Interest Rate Index
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
RON	-	New Romanian Leu
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $220,004,949, which represented 26.6% of total net assets.
(2)Security is a zero-coupon bond.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Perpetual maturity with no stated maturity date.
(5)The rate indicated is the yield to maturity at purchase.
(6)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $10,324,838.
(7)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(8)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.
23

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $799,386,863)	$826,956,099
Foreign currency holdings, at value (cost of $24,744)	21,386
Foreign deposits with broker for futures contracts, at value (cost of $307,829)	293,169
Receivable for investments sold	6,417,061
Receivable for capital shares sold	186,607
Receivable for variation margin on futures contracts	134,112
Receivable for variation margin on swap agreements	161,117
Unrealized appreciation on forward foreign currency exchange contracts	1,254,015
Interest and dividends receivable	7,340,740
842,764,306

Liabilities
Disbursements in excess of demand deposit cash	2,117
Payable for investments purchased	11,298,862
Payable for capital shares redeemed	60,752
Payable for variation margin on futures contracts	999,640
Payable for variation margin on swap agreements	148,211
Unrealized depreciation on forward foreign currency exchange contracts	1,621,532
Swap agreements, at value	844,636
Accrued management fees	304,141
Distribution and service fees payable	925
Accrued foreign taxes	17,631
15,298,447

Net Assets	$827,465,859

Net Assets Consist of:
Capital paid in	$796,884,089
Distributable earnings	30,581,770
$827,465,859

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$253,748,017	19,105,946	$13.28
I Class	$197,724,756	14,821,823	$13.34
Y Class	$27,123,714	2,026,774	$13.38
A Class	$3,766,258	287,932	$13.08*
C Class	$102,850	8,180	$12.57
R Class	$61,698	4,767	$12.94
R5 Class	$4,779,609	357,243	$13.38
R6 Class	$317,863	23,731	$13.39
G Class	$339,841,094	25,047,658	$13.57
*Maximum offering price $13.70 (net asset value divided by 0.955).

See Notes to Financial Statements.
24

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $35,754)	$16,963,866
Dividends	438,914
17,402,780

Expenses:
Management fees	5,350,350
Distribution and service fees:
A Class	10,271
C Class	1,395
R Class	394
Trustees' fees and expenses	54,589
Other expenses	9,376
5,426,375
Fees waived - G Class	(1,708,697)
3,717,678

Net investment income (loss)	13,685,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,367,819
Forward foreign currency exchange contract transactions	(9,154,898)
Futures contract transactions	4,553,154
Swap agreement transactions	(1,527,587)
Foreign currency translation transactions	437,628
676,116

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(6,289))	(14,957,390)
Forward foreign currency exchange contracts	(335,405)
Futures contracts	(3,378,736)
Swap agreements	(1,220,526)
Translation of assets and liabilities in foreign currencies	(166,691)
(20,058,748)

Net realized and unrealized gain (loss)	(19,382,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,697,530)

See Notes to Financial Statements.
25

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$13,685,102	$9,629,595
Net realized gain (loss)	676,116	3,447,000
Change in net unrealized appreciation (depreciation)	(20,058,748)	9,106,097
Net increase (decrease) in net assets resulting from operations	(5,697,530)	22,182,692

Distributions to Shareholders
From earnings:
Investor Class	(6,034,310)	—
I Class	(1,285,351)	—
Y Class	(420,073)	—
A Class	(63,080)	—
C Class	(1,276)	—
R Class	(1,014)	—
R5 Class	(94,336)	—
R6 Class	(6,300)	—
G Class	(7,141,645)	—
Decrease in net assets from distributions	(15,047,385)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	87,317,873	94,238,036

Net increase (decrease) in net assets	66,572,958	116,420,728

Net Assets
Beginning of period	760,892,901	644,472,173
End of period	$827,465,859	$760,892,901

See Notes to Financial Statements.
26

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
27

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
28

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 41% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

29

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.78%
I Class		0.1500% to 0.2100%	0.68%
Y Class		0.0500% to 0.1100%	0.58%
A Class		0.2500% to 0.3100%	0.78%
C Class		0.2500% to 0.3100%	0.78%
R Class		0.2500% to 0.3100%	0.78%
R5 Class		0.0500% to 0.1100%	0.58%
R6 Class		0.0000% to 0.0600%	0.53%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.53%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $517,072,408, of which $5,926,719 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $442,323,732, of which $16,363,956 represented U.S. Treasury and Government Agency obligations.
30

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,569,371	$35,331,750	3,130,534	$40,732,170
Issued in reinvestment of distributions	420,774	5,915,593	—	—
Redeemed	(10,213,660)	(141,719,386)	(3,489,702)	(45,210,439)
	(7,223,515)	(100,472,043)	(359,168)	(4,478,269)
I Class
Sold	11,306,441	157,250,275	986,814	12,873,867
Issued in reinvestment of distributions	91,084	1,285,196	—	—
Redeemed	(1,723,304)	(24,043,128)	(1,657,749)	(21,655,181)
	9,674,221	134,492,343	(670,935)	(8,781,314)
Y Class
Sold	628,290	8,738,960	651,064	8,582,571
Issued in reinvestment of distributions	29,708	420,073	—	—
Redeemed	(163,804)	(2,273,004)	(155,038)	(2,015,077)
	494,194	6,886,029	496,026	6,567,494
A Class
Sold	47,642	644,426	177,092	2,279,255
Issued in reinvestment of distributions	4,410	61,216	—	—
Redeemed	(84,186)	(1,146,190)	(547,253)	(7,055,293)
	(32,134)	(440,548)	(370,161)	(4,776,038)
C Class
Sold	840	10,991	1,348	16,786
Issued in reinvestment of distributions	92	1,235	—	—
Redeemed	(8,147)	(108,076)	(10,524)	(131,388)
	(7,215)	(95,850)	(9,176)	(114,602)
R Class
Sold	1,405	18,969	6,677	86,410
Issued in reinvestment of distributions	74	1,014	—	—
Redeemed	(3,017)	(40,571)	(6,355)	(79,243)
	(1,538)	(20,588)	322	7,167
R5 Class
Sold	444	6,200	1,861	24,379
Issued in reinvestment of distributions	555	7,849	—	—
Redeemed	(8,853)	(120,316)	(79,965)	(1,075,604)
	(7,854)	(106,267)	(78,104)	(1,051,225)
R6 Class
Sold	9,153	128,268	14,587	198,401
Issued in reinvestment of distributions	445	6,300	—	—
Redeemed	(20,927)	(294,547)	(2,896)	(36,597)
	(11,329)	(159,979)	11,691	161,804
G Class
Sold	4,502,887	63,206,626	10,629,790	146,219,355
Issued in reinvestment of distributions	500,466	7,141,645	—	—
Redeemed	(1,621,399)	(23,113,495)	(2,948,339)	(39,516,336)
	3,381,954	47,234,776	7,681,451	106,703,019
Net increase (decrease)	6,266,784	$87,317,873	6,701,946	$94,238,036

31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$505,751,721	—
Corporate Bonds	—	189,624,542	—
Preferred Stocks	—	47,138,104	—
Exchange-Traded Funds	$23,542,680	—	—
Collateralized Loan Obligations	—	21,612,757	—
Asset-Backed Securities	—	13,736,121	—
U.S. Treasury Securities	—	10,499,845	—
Bank Loan Obligations	—	2,209,134	—
Temporary Cash Investments	1,880,260	10,960,935	—
	$25,422,940	$801,533,159	—
Other Financial Instruments
Futures Contracts	$2,419,003	$437,936	—
Swap Agreements	—	1,346,219	—
Forward Foreign Currency Exchange Contracts	—	1,254,015	—
	$2,419,003	$3,038,170	—

Liabilities
Other Financial Instruments
Futures Contracts	$54,609	$4,027,973	—
Swap Agreements	—	8,377,067	—
Forward Foreign Currency Exchange Contracts	—	1,621,532	—
	$54,609	$14,026,572	—

32

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $64,256,000.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $406,675,122.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $217,276,419 futures contracts purchased and $180,501,237 futures contracts sold.

33

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $42,630,029.
Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $28,250,000.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$161,117	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,254,015	Unrealized depreciation on forward foreign currency exchange contracts	$1,621,532
Interest Rate Risk	Receivable for variation margin on futures contracts*	134,112	Payable for variation margin on futures contracts*	999,640
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	119,205
Interest Rate Risk	Swap agreements	—	Swap agreements	844,636
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	29,006
		$1,549,244		$3,614,019
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

34

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(2,794,243)	Change in net unrealized appreciation (depreciation) on swap agreements	$(960,658)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(9,154,898)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(335,405)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	4,553,154	Change in net unrealized appreciation (depreciation) on futures contracts	(3,378,736)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	33,385	Change in net unrealized appreciation (depreciation) on swap agreements	(1,634,148)
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,233,271	Change in net unrealized appreciation (depreciation) on swap agreements	1,374,280
		$(6,129,331)		$(4,934,667)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information
The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$15,047,385	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

35

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$800,354,997
Gross tax appreciation of investments	$35,611,975
Gross tax depreciation of investments	(9,010,873)
Net tax appreciation (depreciation) of investments	26,601,102
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,084,306)
Net tax appreciation (depreciation)	$23,516,796
Other book-to-tax adjustments	$(947,471)
Undistributed ordinary income	$3,356,256
Accumulated long-term gains	$4,656,189

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and unsettled interest on swap agreements. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
36

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$13.61	0.19	(0.29)	(0.10)	(0.23)	—	(0.23)	$13.28	(0.83)%	0.79%	0.79%	1.37%	1.37%	58%	$253,748
2020	$13.18	0.16	0.27	0.43	—	—	—	$13.61	3.26%	0.80%	0.80%	1.25%	1.25%	72%	$358,334
2019	$12.40	0.20	0.76	0.96	(0.18)	—	(0.18)	$13.18	7.80%	0.81%	0.81%	1.57%	1.57%	46%	$351,630
2018	$12.96	0.23	(0.74)	(0.51)	—	(0.05)	(0.05)	$12.40	(3.98)%	0.81%	0.81%	1.76%	1.76%	40%	$407,913
2017	$12.82	0.09	0.05	0.14	—	—	—	$12.96	1.09%	0.80%	0.80%	0.74%	0.74%	87%	$452,514
I Class
2021	$13.67	0.20	(0.29)	(0.09)	(0.24)	—	(0.24)	$13.34	(0.73)%	0.69%	0.69%	1.47%	1.47%	58%	$197,725
2020	$13.22	0.18	0.27	0.45	—	—	—	$13.67	3.40%	0.70%	0.70%	1.35%	1.35%	72%	$70,363
2019	$12.44	0.19	0.78	0.97	(0.19)	—	(0.19)	$13.22	7.88%	0.71%	0.71%	1.67%	1.67%	46%	$76,919
2018	$12.99	0.25	(0.75)	(0.50)	—	(0.05)	(0.05)	$12.44	(3.90)%	0.71%	0.71%	1.86%	1.86%	40%	$18,592
2017(3)	$12.31	0.06	0.62	0.68	—	—	—	$12.99	5.52%	0.70%(4)	0.70%(4)	0.88%(4)	0.88%(4)	87%(5)	$20,782

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$13.71	0.22	(0.29)	(0.07)	(0.26)	—	(0.26)	$13.38	(0.62)%	0.59%	0.59%	1.57%	1.57%	58%	$27,124
2020	$13.25	0.19	0.27	0.46	—	—	—	$13.71	3.47%	0.60%	0.60%	1.45%	1.45%	72%	$21,015
2019	$12.47	0.22	0.76	0.98	(0.20)	—	(0.20)	$13.25	7.97%	0.61%	0.61%	1.77%	1.77%	46%	$13,732
2018	$13.01	0.28	(0.77)	(0.49)	—	(0.05)	(0.05)	$12.47	(3.81)%	0.61%	0.61%	1.96%	1.96%	40%	$3,766
2017(3)	$12.31	0.07	0.63	0.70	—	—	—	$13.01	5.69%	0.60%(4)	0.60%(4)	0.96%(4)	0.96%(4)	87%(5)	$5
A Class
2021	$13.41	0.15	(0.29)	(0.14)	(0.19)	—	(0.19)	$13.08	(1.10)%	1.04%	1.04%	1.12%	1.12%	58%	$3,766
2020	$13.01	0.13	0.27	0.40	—	—	—	$13.41	3.07%	1.05%	1.05%	1.00%	1.00%	72%	$4,291
2019	$12.25	0.17	0.73	0.90	(0.14)	—	(0.14)	$13.01	7.45%	1.06%	1.06%	1.32%	1.32%	46%	$8,981
2018	$12.83	0.20	(0.73)	(0.53)	—	(0.05)	(0.05)	$12.25	(4.18)%	1.06%	1.06%	1.51%	1.51%	40%	$9,192
2017	$12.73	0.06	0.04	0.10	—	—	—	$12.83	0.79%	1.05%	1.05%	0.49%	0.49%	87%	$11,031
C Class
2021	$12.89	0.05	(0.28)	(0.23)	(0.09)	—	(0.09)	$12.57	(1.86)%	1.79%	1.79%	0.37%	0.37%	58%	$103
2020	$12.60	0.03	0.26	0.29	—	—	—	$12.89	2.30%	1.80%	1.80%	0.25%	0.25%	72%	$198
2019	$11.86	0.08	0.71	0.79	(0.05)	—	(0.05)	$12.60	6.69%	1.81%	1.81%	0.57%	0.57%	46%	$310
2018	$12.52	0.09	(0.70)	(0.61)	—	(0.05)	(0.05)	$11.86	(4.92)%	1.81%	1.81%	0.76%	0.76%	40%	$482
2017	$12.51	(0.03)	0.04	0.01	—	—	—	$12.52	0.08%	1.80%	1.80%	(0.26)%	(0.26)%	87%	$812

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$13.27	0.11	(0.28)	(0.17)	(0.16)	—	(0.16)	$12.94	(1.37)%	1.29%	1.29%	0.87%	0.87%	58%	$62
2020	$12.91	0.09	0.27	0.36	—	—	—	$13.27	2.79%	1.30%	1.30%	0.75%	0.75%	72%	$84
2019	$12.15	0.13	0.74	0.87	(0.11)	—	(0.11)	$12.91	7.24%	1.31%	1.31%	1.07%	1.07%	46%	$77
2018	$12.76	0.16	(0.72)	(0.56)	—	(0.05)	(0.05)	$12.15	(4.44)%	1.31%	1.31%	1.26%	1.26%	40%	$68
2017	$12.68	0.03	0.05	0.08	—	—	—	$12.76	0.63%	1.30%	1.30%	0.24%	0.24%	87%	$151
R5 Class
2021	$13.71	0.22	(0.29)	(0.07)	(0.26)	—	(0.26)	$13.38	(0.62)%	0.59%	0.59%	1.57%	1.57%	58%	$4,780
2020	$13.24	0.19	0.28	0.47	—	—	—	$13.71	3.55%	0.60%	0.60%	1.45%	1.45%	72%	$5,005
2019	$12.46	0.23	0.75	0.98	(0.20)	—	(0.20)	$13.24	7.97%	0.61%	0.61%	1.77%	1.77%	46%	$5,870
2018	$13.00	0.26	(0.75)	(0.49)	—	(0.05)	(0.05)	$12.46	(3.82)%	0.61%	0.61%	1.96%	1.96%	40%	$5,608
2017	$12.83	0.11	0.06	0.17	—	—	—	$13.00	1.33%	0.60%	0.60%	0.94%	0.94%	87%	$6,005
R6 Class
2021	$13.72	0.22	(0.28)	(0.06)	(0.27)	—	(0.27)	$13.39	(0.65)%	0.54%	0.54%	1.62%	1.62%	58%	$318
2020	$13.25	0.20	0.27	0.47	—	—	—	$13.72	3.62%	0.55%	0.55%	1.50%	1.50%	72%	$481
2019	$12.47	0.26	0.73	0.99	(0.21)	—	(0.21)	$13.25	8.02%	0.56%	0.56%	1.82%	1.82%	46%	$310
2018	$13.00	0.27	(0.75)	(0.48)	—	(0.05)	(0.05)	$12.47	(3.74)%	0.56%	0.56%	2.01%	2.01%	40%	$2,691
2017	$12.83	0.12	0.05	0.17	—	—	—	$13.00	1.33%	0.55%	0.55%	0.99%	0.99%	87%	$3,800

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$13.90	0.30	(0.29)	0.01	(0.34)	—	(0.34)	$13.57	(0.03)%	0.01%	0.54%	2.15%	1.62%	58%	$339,841
2020	$13.35	0.27	0.28	0.55	—	—	—	$13.90	4.12%	0.01%	0.55%	2.04%	1.50%	72%	$301,122
2019	$12.56	0.31	0.75	1.06	(0.27)	—	(0.27)	$13.35	8.62%	0.02%	0.56%	2.36%	1.82%	46%	$186,644
2018	$13.02	0.33	(0.74)	(0.41)	—	(0.05)	(0.05)	$12.56	(3.19)%	0.02%	0.56%	2.55%	2.01%	40%	$207,787
2017(6)	$13.12	0.06	(0.16)	(0.10)	—	—	—	$13.02	(0.76)%	0.01%(4)	0.55%(4)	1.66%(4)	1.12%(4)	87%(5)	$454,794

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)July 28, 2017 (commencement of sale) through October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
41

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Special Advisor, GSW Sports, LLC (2020 to Present); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018). Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	73	None
42

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
43

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Jon Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

44

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
45

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the
46

one-, three-, and five-year periods, and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that
47

the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

48

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
49

Change in Independent Registered Public Accounting Firm

On September 24, 2021, the fund’s Audit and Compliance Committee and Board of Trustees approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending October 31, 2022.

During the fiscal years ended October 31, 2020 and October 31, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended October 31, 2020 and October 31, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2020 and October 31, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.
50

Notes

51

Notes

52

Contact Us	americancentury.com
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Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 2112

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $126,881
FY 2021: $131,997

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $157,500
FY 2021: $140,900

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4)(i) Change in Registrant’s Independent Public Accountant.

(a)(4)(ii) Letter from PricewaterhouseCoopers LLP.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 29, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2021